ANNEX I

                                U.S. $275,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of March 17, 1999
       (amending and restating the Amended and Restated Credit Agreement, dated as of September 11, 1998),

                                      among

                                  DUANE READE,
                                as the Borrower,

                                DUANE READE INC.
                  (formerly known as Duane Reade Holding Corp.)
                                       and
                                   DRI I INC.
                      (formerly known as Duane Reade Inc.),
                            as the Parent Guarantors,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                           DLJ CAPITAL FUNDING, INC.,
                    as the Syndication Agent for the Lenders,

                              FLEET NATIONAL BANK,
                  as the Administrative Agent for the Lenders,

                                       and

              CREDIT LYONNAIS NEW YORK BRANCH, as the Documentation
                             Agent for the Lenders.

                                 LEAD ARRANGER:
               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 17, 1999, is made among DUANE READE, a New York general partnership (the "Borrower"), DUANE READE INC. (formerly known as Duane Reade Holding Corp.), a Delaware corporation ("Holdings"), DRI I INC. (formerly known as Duane Reade Inc.), a Delaware corporation ("DRI I" and, together with Holdings, collectively, the "Parent Guarantors"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, FLEET NATIONAL BANK ("Fleet"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais"), as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of September 11, 1998 (together with all Loan Documents (as defined therein), in each case as amended prior to the date hereof, the "Existing Credit Agreement"), among the Borrower, the Parent Guarantors, the various financial institutions party thereto (collectively, the "Existing Lenders"), the Syndication Agent, the Administrative Agent and the Documentation Agent, the Existing Lenders made and were committed to make Credit Extensions to the Borrower on the terms and conditions set forth therein;

      WHEREAS, the Borrower and the Parent Guarantors have requested that the Existing Credit Agreement be amended and restated in its entirety to become effective and binding on the Borrower and the Parent Guarantors pursuant to the terms of this Agreement and the Amendment Agreement, and the Lenders (including the Existing Lenders) have agreed (subject to the terms of this Agreement and the Amendment Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by the parties to the Existing Credit Agreement that (a) the commitments which the Existing Lenders have agreed to extend to the Borrower under the Existing Credit Agreement shall be extended or advanced upon the amended and restated terms and conditions contained in this Agreement and the Amendment Agreement, and (b) any outstanding credit extensions made and other Obligations outstanding under the Existing Credit Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained in this Agreement and the Amendment Agreement, with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto, other than for accrued fees and expenses and other obligations arising under those provisions which by their terms survive the termination of the Existing Credit

Agreement); provided, that any Rate Protection Agreements (as defined in the Existing Credit Agreement) with any one or more Existing Lenders (or their respective Affiliates) shall continue unamended and in full force and effect;

      WHEREAS, Holdings and the Borrower refinanced (the "Refinancing") their then outstanding Indebtedness, and in connection with such Refinancing, Daboco Inc., a New York corporation, a Wholly-owned Subsidiary of Holdings and a general partner of the Borrower ("Daboco"), merged with and into Holdings (the "Merger"), with Holdings being the surviving corporation of the Merger;

      WHEREAS, approximately $320,550,000 was required to consummate the Refinancing including fees and expenses related to the Original Transaction (as defined below), which Holdings and the Borrower raised through:

            (a) the issuance by Holdings of 9 1/4% senior subordinated notes due 2008 (the "Senior Subordinated Notes") for gross cash proceeds of at least $80,000,000;

            (b) the issuance and sale by Holdings of approximately 6,700,000 shares of its common stock in an initial public offering (the "IPO") for gross cash proceeds of at least $110,550,000; and

            (c) Borrowings of approximately $130,000,000 which were comprised of
      (i) Existing Term A Loans in a principal amount of $50,000,000 and (ii) Existing Term B Loans in a principal amount of $80,000,000 which loans shall continue to remain outstanding hereunder in accordance with the terms hereof (including such terms relating to the amortization thereof (including Section 3.1.1));

      WHEREAS, such proceeds were used:

            (a) to defease and redeem Holdings' $123,368,000 aggregate principal amount at maturity (approximately $100,100,000 Accreted Value) of then outstanding 15% Senior Subordinated Zero Coupon Notes due 2004 (the "Holdings Subordinated Notes");

            (b) to defease and redeem the Borrower's $89,893,000 aggregate principal amount of then outstanding 12% Senior Notes due September 15, 2002, Series B (the "Senior Notes");

            (c) to refinance approximately $90,000,000 of Indebtedness then outstanding under the Borrower's existing senior credit facilities, evidenced by that certain credit agreement, dated as of September 30, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the Closing Date, the "September 1997 Credit Agreement"), among the Borrower, Holdings, Daboco, DRI I, the lenders parties thereto,


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

      DLJ, as the syndication agent, Fleet, as the administrative agent, and Credit Lyonnais New York Branch, as the documentation agent; and

            (d) to pay accrued interest, prepayment premiums and reasonable fees and expenses associated with the Refinancing, the Merger, the issuance of the Senior Subordinated Notes, the IPO, the financing contemplated under the February 1998 Credit Agreement and all other transactions related thereto (collectively, the "Original Transaction") of approximately $32,000,000;

      WHEREAS, in connection with certain purchases of inventory, the Borrower made Borrowings of August 1998 Term C Loans on August 14, 1998 in a principal amount of $10,000,000 which loans shall continue to remain outstanding hereunder in accordance with the terms hereof (including such terms relating to the amortization thereof (including Section 3.1.1));

      WHEREAS, pursuant to an Asset Purchase Agreement, dated August 4, 1998 (the "Asset Purchase Agreement"), among the Borrower (as successor to Holdings thereunder by an assignment dated as of September 10, 1998 between Holdings and the Borrower), Rock Bottom Stores, Inc., a Delaware corporation ("Rock Bottom") and Connrak Distributors, Inc., a Delaware corporation ("Connrak"; and, together with Rock Bottom, the "Sellers"), the Borrower acquired (the "Rock Bottom Acquisition"; and together with the financings contemplated hereunder and all other transactions related thereto, collectively, the "Rock Bottom Transaction"; and together with the Original Transaction, collectively, the "Transaction") substantially all of the assets (and certain liabilities related thereto) and properties used by the Sellers in their retail health, beauty aid and drug store business in various locations throughout the greater New York City area;

      WHEREAS, in connection with the Rock Bottom Transaction, the Borrower made Borrowings of September 1998 Term C Loans on September 11, 1998 in a principal amount of $70,000,000 which loans shall continue to remain outstanding hereunder in accordance with the terms hereof (including such terms relating to the amortization thereof (including Section 3.1.1));

      WHEREAS, in connection with the ongoing working capital and general corporate needs of the Borrower, the Borrower desires to obtain or continue the following financing facilities from the Lenders:

            (a) an Additional Term C Loan Commitment pursuant to which Borrowings of Additional Term C Loans will be made to the Borrower on the Amendment Effective Date in a maximum, original principal amount of $25,000,000 (the "New Transaction");

            (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate outstanding principal amount (together with the aggregate outstanding amount of all Swing Line Loans and Letter of Credit Outstandings) not to exceed $30,000,000 are and will continue to be made to the Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date;

            (c) a Letter of Credit Commitment pursuant to which the Issuer does and will continue to issue Letters of Credit for the account of the Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed $10,000,000 (provided, that the aggregate outstanding amount of all Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

            (d) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed $5,000,000 were and will continue to be made to the Borrower on and from time to time subsequent to the Amendment Effective Date but prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate outstanding amount of all Swing Line Loans, Revolving Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with the proceeds of the Credit Extensions to be used for the purposes set forth in Section 7.1.9; and

      WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions set forth in the Amendment Agreement (including Article III thereof) and hereinafter set forth (including Article V), to so amend and restate the Existing Credit Agreement and to extend the Commitments and make the Loans described herein to the Borrower and issue (or participate in) Letters of Credit for the account of the Borrower;

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Accreted Value" is defined in the indenture relating to the Holdings Subordinated Notes and entered into by and between Holdings and The Connecticut National Bank, as trustee thereunder, as in effect on the Closing Date.

      "Additional Term C Loan Commitment" is defined in Section 2.1.1.

      "Additional Term C Loan Commitment Amount" means $25,000,000.

      "Additional Term C Loans" is defined in Section 2.1.1.

      "Additional Term C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Additional Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.4.

      "Administrative Agent's Fee Letter" means the confidential fee letter, dated as of March 17, 1999, between the Borrower and the Administrative Agent which supersedes the confidential fee letter, dated as of September 11, 1998, between the Borrower and the Administrative Agent.

      "Affected Lender" is defined in Section 4.10.

      "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners, or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agent" means, as the context may require, the Administrative Agent and/or the Syndication Agent.

      "Agreement" means, on any date, the Existing Credit Agreement as amended and restated as of the Amendment Effective Date as the same may thereafter from time to time be further amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

      "Alternate Base Rate" means, for any day and with respect to all Base Rate Loans, the higher of: (a) 0.50% per annum above the Federal Funds Rate most recently determined by the Administrative Agent; and (b) the rate of interest in effect for such day as most recently publicly announced or established by the Administrative Agent in Boston, Massachusetts, as its "prime rate." (The "prime rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate established or announced by the Administrative Agent shall take effect at the opening of business on the day of such establishment or announcement.

      "Amendment Effective Date" means the date all closing conditions set forth in Section 3.1 of the Amendment Agreement are satisfied.

      "Amendment Agreement" means the Amendment Agreement, dated as of March 17, 1999, among the Borrower, the Parent Guarantors, the Lenders party thereto, the Documentation Agent and the Agents.

      "Amendment Effective Date Certificate" means the amendment effective date certificate executed and delivered by Holdings pursuant to the terms of the Amendment Agreement, substantially in the form of Exhibit D hereto.

      "Applicable Commitment Fee" means, (a) for each day from September 1998 Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following September 1998 Closing Date is delivered or required to be delivered by Holdings to the Administrative Agent pursuant to clause (d) of Section 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and (b) for each day thereafter, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "Applicable Commitment Fee", determined by reference to the Leverage Ratio as in effect for the Fiscal Quarter last ended as of such time of determination:

                                                   Applicable
            Leverage Ratio                       Commitment Fee
            --------------                       --------------
     greater than or equal to 3.5                    0.500%
             less than 3.5                           0.375%

With respect to any time of determining the Applicable Commitment Fee, the Leverage Ratio used to compute the Applicable Commitment Fee shall be equal to the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Administrative Agent, as of such time of determination pursuant to clause (d) of Section 7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Administrative Agent of a new Compliance

Certificate pursuant to clause (d) of Section 7.1.1. If Holdings fails to deliver a Compliance Certificate within the number of days required pursuant to clause (d) of Section 7.1.1, the Applicable Commitment Fee from and including the first day after the date on which such Compliance Certificate was required to be delivered through (but excluding) the date Holdings actually delivers to the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee set forth above.

      "Applicable Margin" means at all times during the applicable periods set forth below,

            (a) from the Amendment Effective Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the Amendment Effective Date is delivered by Holdings to the Administrative Agent pursuant to clause (d) of Section 7.1.1, with respect to the unpaid principal amount of each Additional Term C Loan maintained as a (i) Base Rate Loan, 2.25% per annum and (ii) LIBO Rate Loan, 3.25% per annum;

            (b) from October 8, 1998 through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the September 1998 Closing Date is delivered by Holdings to the Administrative Agent pursuant to clause (d) of Section 7.1.1, with respect to the unpaid principal amount of each Existing Term C Loan maintained as a (i) Base Rate Loan, 2.25% per annum and (ii) LIBO Rate Loan, 3.25% per annum;

            (c) from the September 1998 Closing Date through (but excluding) the date upon which the Compliance Certificate for the second full Fiscal Quarter following the September 1998 Closing Date is delivered by Holdings to the Administrative Agent pursuant to clause (d) of Section 7.1.1, with respect to the unpaid principal amount of (i) each Term B Loan maintained as a (A) Base Rate Loan, 2.00% per annum and (B) LIBO Rate Loan, 3.00% per annum, (ii) each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan), 1.75% per annum, and (iii) each Term A Loan and each Revolving Loan maintained as (A) a Base Rate Loan, 1.75% per annum and (B) a LIBO Rate Loan, 2.75% per annum; and

            (d) (i) at all times from and after the date of such delivery of the Compliance Certificate described in clause (c) above, with respect to the unpaid principal amount of (A) each Swing Line Loan (each of which shall be borrowed and maintained only as a Base Rate Loan) and each Term A Loan and each Revolving Loan maintained as a Base Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term A Loans, Revolving Loans and Swing Line Loans maintained as Base Rate Loans"; (B) each Term A Loan and each Revolving Loan maintained as a LIBO Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term A Loans and Revolving Loans Maintained as LIBO Rate Loans"; (C) each Term B Loan maintained as a Base Rate Loan by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term B Loans maintained as Base Rate Loans"; (D) each Term B Loan maintained as a LIBO Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term B Loans maintained as LIBO Rate Loans"; (D) each Existing Term C Loan maintained as a Base Rate Loan by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as Base Rate Loans"; and (F) each Existing Term C Loan maintained as a LIBO Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as LIBO Rate Loans" and (ii) at all times from and after the date of such delivery of the Compliance Certificate described in clause (a) above, with respect to the unpaid principal amount of (A) each Additional Term C Loan maintained as a Base Rate Loan by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as Base Rate Loans"; and
      (B) each Additional Term C Loan maintained as a LIBO Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as LIBO Rate Loans":

                         Applicable
                         Margin for
                       Term A Loans,        Applicable
                      Revolving Loans       Margin for         Applicable       Applicable          Applicable         Applicable
                            and          Term A Loans and      Margin for       Margin for       Margin for Term   Margin for Term C
                      Swing Line Loans   Revolving Loans      Term B Loans     Term B Loans          C Loans             Loans
                       maintained as      maintained as      maintained as     maintained as      maintained as      maintained as
  Leverage Ratio      Base Rate Loans    LIBO Rate Loans    Base Rate Loans   LIBO Rate Loans    Base Rate Loans    LIBO Rate Loans
  --------------      ---------------    ---------------    ---------------   ---------------    ---------------    ---------------
      > 5.00               1.75%              2.75%              2.00%             3.00%              2.25%              3.25%
<=5.00 and >= 4.00         1.50%              2.50%              1.75%             2.75%              2.00%              3.00%
<=4.00 and >= 3.50         1.00%              2.00%              1.75%             2.75%              2.00%              3.00%
<=3.50 and >= 3.00         0.50%              1.50%              1.75%             2.75%              2.00%              3.00%
      <=3.00               0.25%              1.25%              1.75%             2.75%              2.00%              3.00%

      The Leverage Ratio used to compute the Applicable Margin for Swing Line Loans, Term A Loans, Term B Loans, Term C Loans and Revolving Loans shall be equal to the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Administrative Agent pursuant to clause (d) of Section 7.1.1. Changes in the Applicable Margin for such Loans resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Administrative Agent of a new Compliance Certificate pursuant to clause (d) of Section 7.1.1. If Holdings fails to deliver a Compliance Certificate within the number of days required pursuant to clause (d) of Section 7.1.1, the Applicable Margin for Swing Line Loans, Term A Loans, Term B Loans, Term C Loans and Revolving Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered through (but excluding) the date Holdings delivers to the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Margin for Swing Line Loans, Term A Loans, Term B Loans, Term C Loans and Revolving Loans of the same type set forth above.

      "Arranger" means Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation.

      "Asset Purchase Agreement" is defined in the seventh recital.

      "Assigned Amount" is defined in Section 11.11.1.

      "Assignee Lender" is defined in Section 11.11.1.

      "Assignor Lender" is defined in Section 11.11.1.

      "August 1998 Term C Loans" means the Term C Loans (as defined in the February 1998 Credit Agreement) held by the Lenders under the February 1998 Credit Agreement which have been designated as August 1998 Term C Loans hereunder pursuant to Section 2.3.3.

      "August 1998 Term C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding August 1998 Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 3.1.2 of the Amendment Agreement.

      "Base Financial Statements" is defined in clause (a) of Section 3.1.6 of the Amendment Agreement.

      "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

      "Borrower" is defined in the preamble.

      "Borrower Defeasement/Redemption Documents" means the notices and documentation pursuant to which the Borrower deposited at least $99,017,468.05 in an irrevocable trust for the purpose of defeasing the Senior Notes and concurrently issued redemption notices pursuant to which the Borrower redeemed all such Senior Notes no later than March 16, 1998, at a redemption price of no more than 104.5% of the principal amount thereof.

      "Borrower Partnership Agreement" means the Second Amended and Restated Agreement of Partnership of Duane Reade, dated as of September 25, 1992, between Daboco and DRI I, as in effect on the Closing Date and as amended or otherwise modified from time to time in accordance with the terms hereof and thereof.

      "Borrower Pledge Agreement" means the Pledge Agreement, executed and delivered by the Borrower pursuant to the September 1998 Amendment Agreement (a conformed copy of which is attached hereto as Exhibit G-2), as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Borrower Security Agreement" means the Amended and Restated Security Agreement, executed and delivered by the Borrower pursuant to the September 1998 Amendment Agreement (a conformed copy of which is attached hereto as Exhibit F-2), as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Borrowing" means Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

      "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

      "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City or Boston, Massachusetts and, with respect to Borrowings of, interest rate determinations with respect to, Interest Periods with respect to, payments of principal and interest in respect of, conversions of Base Rate Loans into, and continuations of LIBO Rate Loans as, LIBO Rate Loans, on which dealings in Dollars are carried on in the London interbank market.

      "Capital Expenditures" means, with respect to any Person, for any period, the sum (without duplication) of (a) the aggregate amount of all expenditures of such Person and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, and (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period by such Person and its Subsidiaries.

      "Capital Stock" means, with respect to any Person, (a) any and all shares, interests, participations, rights or other equivalents of or interests in (however designated) corporate or capital stock, including shares of preferred or preference stock of such Person, (b) all partnership interests (whether general or limited) in such Person, (c) all membership interests or limited liability company interests in such Person, and (d) all other equity or ownership interests in such Person of any other type.

      "Capitalized Lease Liabilities" means (without duplication) all monetary obligations of Holdings or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Cash Equivalent Investment" means, at any time:

            (a) any evidence of Indebtedness, maturing not more than one year after such time, issued directly, or guaranteed, by the United States of America or any agency thereof;

            (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-l by S&P or P-l by Moody's, or (ii) any Lender (or its holding company);

            (c) any time deposit, certificate of deposit or banker's acceptance, maturing not more than one year after such time, maintained with or issued by either (i) a commercial banking institution (including U.S. branches of foreign banking institutions) that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or (ii) any Lender;

            (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

            (e) repurchase agreements which (i) are entered into with any entity referred to in clause (b) or (c) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A- or better by S&P or Baa1 or better by Moody's and maturing not more than one year after such time, (ii) are secured by a fully perfected security interest in securities of the type referred to in clauses (a) through (c) above and (iii) have a market value at the time of such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

      or

            (f) shares of investment companies that are registered under the Investment Company Act of 1940, as amended and invest solely in one or more of the types of securities described in clauses (a) through (d) above.

      "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the Borrower, any Parent Guarantor or any of their respective Subsidiaries.

      "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower, any Parent Guarantor or any of their respective Subsidiaries in connection therewith, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by
Section 7.2.3 on the property which is the subject of such Casualty Event.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

      "Change in Control" means

            (a) (i) the failure of Holdings or DRI I to be a general partner of the Borrower, or (ii) the failure of Holdings or DRI I at any time to own, free and clear of all Liens (other than the Liens granted in favor of the Administrative Agent for the benefit of the Secured Parties under the Loan Documents) and encumbrances, all right, title and interest in 100% of the partnership interests of the Borrower;

            (b) the failure of Holdings at any time to own, free and clear of all Liens (other than the Liens granted in favor of the Administrative Agent for the benefit of the Secured Parties under the Loan Documents) and encumbrances, all right, title and interest in 100% of the Capital Stock of DRI I on a fully diluted basis;

            (c) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the DLJMB Entities and their controlled Affiliates) (i) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% of the total then outstanding voting power of the Voting Stock of Holdings or (ii) has the right or the ability by voting right, contract or otherwise to direct or control, directly or indirectly, the management or policies of Holdings;

            (d) during any period of twenty-four months, individuals who at the beginning of such period constituted the board of directors of Holdings (together with any new directors whose election or appointment by such board of directors, or whose nomination for election by the shareholders of Holdings, as the case may be, was approved by a vote of 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office; or

            (e) any "Change of Control" as such term is defined in the Senior Subordinated Note Indenture.

      "Closing Date" means February 13, 1998, the date the initial Credit Extensions were made under the February 1998 Credit Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commitment" means, as the context may require, (a) a Lender's Additional Term C Loan Commitment, Revolving Loan Commitment and/or Letter of Credit Commitment and/or (b) the Swing Line Lender's Swing Line Loan Commitment.

      "Commitment Amount" means, as the context may require, the Additional Term C Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount and/or the Swing Line Loan Commitment Amount.

      "Commitment Termination Event" means (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9, or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or (ii) in the absence of such declaration, the giving of notice to the Borrower by the Administrative Agent, acting at the direction of the Required Lenders, that the Commitments have been terminated.

      "Compliance Certificate" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of Holdings, substantially in the form of Exhibit E hereto.

      "Connrak" is defined in the seventh recital.

      "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

      "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

      "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Holdings, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA, or for purposes of Section 412 of the Code, Section 414(m) or Section 414(o) of the Code.

      "Credit Extension" means, as the context may require, (a) the making of a Loan by a Lender and/or (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer.

      "Credit Extension Request" means, as the context may require, any Borrowing Request and/or Issuance Request.

      "Credit Lyonnais" is defined in the preamble.

      "Daboco" is defined in the third recital.

      "Debt" means (without duplication) the aggregate amount of all Indebtedness of Holdings and its Subsidiaries that is of the type referred to in clauses (a), (b), (c) and (f) of the definition of "Indebtedness" and any Contingent Liability in respect of such Indebtedness.

      "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would, unless cured or waived, constitute an Event of Default.

      "Defeasement/Redemption Documents" means the Holdings
Defeasement/Redemption Documents and the Borrower Defeasement/Redemption Documents.

      "Disbursement" is defined in Section 2.6.2.

      "Disbursement Date" is defined in Section 2.6.2.

      "Disbursement Due Date" is defined in Section 2.6.2.

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it
may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

      "DLJ" is defined in the preamble.

      "DLJMB Entities" means DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ First ESC L.L.C., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P., DLJ Millennium Partners, L.P., DLJ Millennium-A Partners, L.P. and UK Investment Plan 1997 Partners.

      "Documentation Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Documentation Agent pursuant to Section 10.4.

      "Dollar" and the symbol "$" mean lawful money of the United States.

      "DRI I" is defined in the preamble.

      "EBITDA" means, for any applicable period, the sum (without duplication) for Holdings and its Subsidiaries on a consolidated basis of

            (a) Net Income,

plus

            (b) the amount deducted in determining Net Income representing non-cash charges, including depreciation, amortization and deferred rent,

plus

            (c) the amount deducted in determining Net Income representing income taxes (whether actually paid or deferred),

plus

            (d) the amount deducted in determining Net Income representing Interest Expense,

plus

            (e) the amount deducted in determining Net Income representing extraordinary or non-recurring expenses,

minus

            (f) an amount equal to the amount of all extraordinary or non-recurring non-cash credits included in determining Net Income.

      "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" is defined in Section 8.1.

      "Excess Cash Flow" means, for any applicable period, the excess (if any), of

            (a) EBITDA for such applicable period;

over

            (b) the sum (without duplication) (for such applicable period) of

                  (i) the cash portion of Interest Expense (net of interest
            income) for such applicable period;

      plus

                  (ii) scheduled payments and optional and mandatory
            prepayments, to the extent actually made, of the principal amount of the Term Loans or any other term Debt (including the principal component of payments in respect of Capitalized Lease Liabilities but excluding scheduled payments and optional and mandatory prepayments of (A) Indebtedness evidenced by the Holdings Subordinated Notes and the Senior Notes and (B) the Term Loans (as defined in the September 1997 Credit Agreement)) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (f) of Section 3.1.1 in connection with a permanent reduction of the Revolving Loan Commitment Amount, in each case for such applicable period;

      plus

                  (iii) all federal, state and foreign income taxes paid or
            payable by Holdings and its Subsidiaries during such applicable period;

      plus

                  (iv) Capital Expenditures of the Borrower and its Subsidiaries
            actually made during such applicable period pursuant to clause (a) of Section 7.2.7 (excluding Capital Expenditures of the Borrower and its Subsidiaries constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to clause
            (e) of Section 7.2.2 to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

      plus

                  (v) Investments permitted and actually made, in cash, pursuant to clauses (d) and (i) of Section 7.2.5 during such applicable period;

      plus

                  (vi) the amount of the net increase (or minus a net decrease)
            of current assets, other than cash and Cash Equivalent Investments, over current liabilities of Holdings and its Subsidiaries for such applicable period;

      minus

                  (vii) the amount of tax refunds received by Holdings and its
            Subsidiaries during such applicable period.

      "Existing Credit Agreement" is defined in the first recital.

      "Existing Mortgage" means the mortgage, dated as of the Original Closing Date and executed and delivered pursuant to Section 5.1.7 of the February 1998 Credit Agreement.

      "Existing Revolving Loans" means the Revolving Loans as defined in the September 1998 Credit Agreement.

      "Existing Term A Loans" means the Term A Loans as defined in the September 1998 Credit Agreement.

      "Existing Term B Loans" means the Term B Loans as defined in the September 1998 Credit Agreement.

      "Existing Term C Loans" means, collectively, the August 1998 Term C Loans and the

September 1998 Term C Loans.

      "February 1998 Credit Agreement" means the Credit Agreement, dated as of February 13, 1998 (together with all Loan Documents (as defined therein), in each case as amended prior to the September 1998 Closing Date), among the Borrower, the Parent Guarantors, the various financial institutions party thereto, the Syndication Agent, the Administrative Agent and the Documentation Agent.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letter" means the confidential fee letter, dated March 17, 1999, between the Borrower and the Syndication Agent, which fee letter supersedes the confidential fee letter, dated September 11, 1998, between such parties.

      "Fiscal Quarter" means any fiscal quarter of a Fiscal Year, which fiscal quarters shall end on the last Saturday of each March, June, September or December of such Fiscal Year.

      "Fiscal Year" means any period of twelve consecutive months ending on the last Saturday of December of any calendar year.

      "Fixed Charge Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of

            (a) EBITDA for all such Fiscal Quarters

to

            (b) the sum (without duplication) of

                  (i) Capital Expenditures of Holdings and its Subsidiaries
            actually made during all such Fiscal Quarters pursuant to clause (a) of Section 7.2.7 (excluding Capital Expenditures of Holdings and its Subsidiaries constituting Capitalized Lease Liabilities and by way of the incurrence of Indebtedness permitted pursuant to clause (e) of Section 7.2.2 to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance the acquisition of such assets);

      plus

                  (ii) the cash portion of Interest Expense (net of cash
            interest income) for all such Fiscal Quarters;

      plus

                  (iii) all scheduled payments of principal of the Term Loans and other term Debt (including the principal component of payments in respect of any Capitalized Lease Liabilities) during all such Fiscal Quarters;

      plus

                  (iv) all federal, state and foreign income taxes paid or
            payable by Holdings and its Subsidiaries during such applicable period;

      plus

                  (v) Restricted Payments of the types described in clause (e)
            of Section 7.2.6 made during such applicable period.

      "Fleet" is defined in the preamble.

      "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

      "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "GAAP" is defined in Section 1.4.

      "Guarantees" means, as the context may require, the Parent Guaranty and/or the Subsidiary Guaranty.

      "Guarantors" means, collectively, the Parent Guarantors and the Subsidiary Guarantors, if any.

      "Hazardous Material" means

            (a) any "hazardous substance", as defined by CERCLA;

            (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

            (c)  any petroleum product; or

            (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

      "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

      "Holdings" is defined in the preamble.

      "Holdings Defeasement/Redemption Documents" means the notices and documentation pursuant to which Holdings deposited at least $106,427,535.00 in an irrevocable trust for the purpose of defeasing the Holdings Subordinated Notes and concurrently issued redemption notices pursuant to which Holdings redeemed all such Holdings Subordinated Notes no later than March 16, 1998, at a redemption price of no more than 107.5% of the Accreted Value thereof.

      "Holdings Pledge Agreement" means the Amended and Restated Pledge Agreement executed and delivered by Holdings pursuant to Section 3.1.7 of the September 1998 Amendment Agreement (a conformed copy of which is attached hereto as Exhibit G-1), as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Holdings Subordinated Notes" is defined in clause (a) of the fifth recital.

      "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification
(a) which is of a "going concern" or similar nature,

(b) which relates to the limited scope of examination of matters relevant to such financial statement, or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under
Section 7.2.4.

      "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "Indebtedness" of any Person means (without duplication):

            (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

            (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

            (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

            (e) net liabilities of such Person under all Hedging Obligations;

            (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, to the extent such Indebtedness is limited in recourse to the assets securing such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value of such assets;

            (g) Redeemable Capital Stock; and

            (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

      "Indemnified Liabilities" is defined in Section 11.4.

      "Indemnified Parties" is defined in Section 11.4.

      "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

            (a) EBITDA (for all such Fiscal Quarters)

to

            (b) the cash portion of Interest Expense (for all such Fiscal Quarters).

      "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense of Holdings and its Subsidiaries for such applicable period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

      "Interest Period" means, as to any LIBO Rate Loan, the period commencing on the Borrowing date of such Loan or on the date on which the Loan is converted into or continued as a LIBO Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Borrowing Request or its Conversion/Continuation Notice; provided, however that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

            (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

            (c) no Interest Period for any Loan shall extend beyond the Stated Maturity Date for such Loan;

            (d) no Interest Period applicable to a Term Loan or any portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans, or by LIBO Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment; and

            (e) there shall be no more than five Interest Periods in effect at any one time.

      "Investment" means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers, directors and employees (or individuals acting in similar capacities) made in the ordinary course of business), and (b) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

      "IPO" is defined in clause (b) of the fourth recital.

      "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

      "Issuer" means Fleet, in its capacity as issuer of Letters of Credit and any Lender as may be designated by the Borrower (and consented to by the Agents and such Lender, such consent by the Agents not to be unreasonably withheld), in its capacity as issuer of Letters of Credit.

      "Lender Assignment Agreement" means a Lender Assignment Agreement, substantially in the form of Exhibit J hereto.

      "Lenders" is defined in the preamble.

      "Letter of Credit" is defined in Section 2.1.3.

      "Letter of Credit Commitment" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligation of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

      "Letter of Credit Commitment Amount" means, on any date, $10,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

      "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

            (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

plus

            (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

      "Leverage Ratio" means, at the end of any Fiscal Quarter, the ratio of

            (a) total Debt of Holdings and its Subsidiaries on a consolidated basis outstanding at such time;

to

            (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date.

      "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the interest rate per annum for deposits in Dollars, if any, for a period equal to the relevant Interest Period which appears on Telerate Page 3750 at approximately 11:00 a.m., London time, prior to the commencement of such Interest Period. If such a rate does not appear on Telerate Page 3750, the LIBO Rate shall be the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the next 1/16th of 1%) of the rates of interest per annum at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBO Rate Loan by the Administrative Agent and having a maturity comparable to such Interest Period would be offered to the Administrative Agent in the London interbank market at its request at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

      "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

      "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, the rate of interest per annum (rounded upwards to the next 1/16th of 1%) determined by the Administrative Agent as follows:

    LIBO Rate                    LIBO Rate
     (Reserve       =
    Adjusted)
                       ------------------------------
                       1.00 - LIBOR Reserve Percentage

      The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be adjusted automatically as to all LIBO Rate Loans then outstanding as of the effective date of any change in the LIBOR Reserve Percentage.

      "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule II hereto or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as shall be so designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

      "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the percentage (expressed as a decimal, rounded upward to the next 1/16th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the F.R.S. Board).

      "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or any other priority or preferential treatment of any kind or nature whatsoever that has the practical effect of creating a security interest in property.

      "Loan" means, as the context may require, a Revolving Loan, a Term Loan and/or a Swing Line Loan, of any type.

      "Loan Document" means this Agreement, the Amendment Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement, each Borrowing Request, each Issuance Request, the Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, each Mortgage (upon execution and delivery thereof), each Security Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

      "Material Adverse Effect" means (a) a material adverse effect on the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or Holdings and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Borrower or any other Obligor to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Issuer, the Agents, the Documentation Agent, the Arranger or the Lenders under this Agreement or any other Loan Document.

      "Material Documents" means the Merger Documents, the Senior Subordinated Note Documents, the Recapitalization Agreement, the Defeasement/Redemption Documents, the Rapid Remit Program Documents, the Rock Bottom Acquisition Documents and the Borrower Partnership Agreement, each as amended or otherwise modified from time to time in accordance with the terms thereof and hereof.

      "Merger" is defined in the third recital.

      "Merger Documents" means the Agreement and Plan of Merger, dated as of February 2, 1998, between Holdings and Daboco and the Certificate of Merger of Daboco Inc. into Duane Reade Inc. referred to therein, in each case as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgage" means, collectively, the Existing Mortgage and each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement (including Section 7.1.8(b)), in form and substance reasonably satisfactory to the Agents.

      "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance by the Borrower, any Parent Guarantor or any of their respective Subsidiaries of any Debt (other than Debt permitted by Section 7.2.2 as in effect on the date hereof), the excess of:

            (a) the gross cash proceeds received by the Borrower, any Parent Guarantor or any of their respective Subsidiaries from such incurrence, sale or issuance,

over

            (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance.

      "Net Disposition Proceeds" means, with respect to any sale, transfer or other disposition of any assets of the Borrower, any Parent Guarantor or any of their respective Subsidiaries (other than sales permitted pursuant to clause
(a), (b) or (c) of Section 7.2.9), the excess of

            (a) the gross cash proceeds received by the Borrower, any Parent Guarantor or any of their respective Subsidiaries from any such sale, transfer or other disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower, such Parent Guarantor or such Subsidiary in respect thereof, less

            (b) the sum (without duplication) of (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, transfer or other disposition, (ii) all taxes and other governmental costs and expenses actually paid or estimated by Holdings (in good faith) to be payable in cash in connection with such sale, transfer or other disposition, and
      (iii) payments made by the Borrower, any Parent Guarantor or any of their respective Subsidiaries to retire Indebtedness (other than the Credit Extensions) of the Borrower, such Parent Guarantor or such Subsidiary where payment of such Indebtedness is required in connection with such sale, transfer or other disposition;

provided, however, that if, after the payment of all taxes with respect to such sale, transfer or other disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such sale, transfer or other disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds.

      "Net Equity Proceeds" means with respect to the sale or issuance by the Borrower, any Parent Guarantor or any of their respective Subsidiaries to any Person, whether pursuant to a public or private offering, of any of its Capital Stock or any warrants or options with respect to its Capital Stock or the exercise of any such warrants or options after the Closing Date (other than pursuant to any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of the Borrower, such Parent Guarantor or such Subsidiary), the excess of:

            (a) the gross cash proceeds received by the Borrower, such Parent Guarantor or such Subsidiary from such sale, exercise or issuance,

over

            (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, exercise or issuance.

      "Net Income" means, for any period, the net income of Holdings and its Subsidiaries for such period on a consolidated basis, excluding extraordinary and non-recurring gains and extraordinary losses incurred in connection with the Transaction.

      "Net Worth" means the consolidated net worth of Holdings and its Subsidiaries.

      "New Transaction" is defined in clause (a) of the ninth recital.

      "Note" means, as the context may require, a Revolving Note, a Term Note, a Swing Line Note and/or a Registered Note.

      "Obligations" means all obligations (monetary or otherwise) of the Borrower and each other Obligor arising under or in connection with this Agreement, any Rate Protection Agreement, the Notes, each Letter of Credit and each other Loan Document.

      "Obligor" means the Borrower or any other Person (other than any Agent, the Documentation Agent, the Arranger, the Issuer or any Lender) obligated under any Loan Document.

      "Organic Document" means, relative to any Obligor, its partnership agreement, its certificate of incorporation, its by-laws and all shareholder or equity holder agreements, voting trusts and similar arrangements to which such Obligor is a party or which is applicable to any of its Capital Stock, its partnership agreement and all other arrangements relating to the control or management of such entity.

      "Original Transaction" is defined in clause (d) of the fifth recital.

      "Paid Visit" is defined in Section 7.1.5.

      "Parent Guarantors" is defined in the preamble.

      "Parent Guaranty" means the Obligations of the Parent Guarantors under
Article IX.

      "Participant" is defined in Section 11.11.2.

      "Partnership Security Agreement" means the Amended and Restated Security Agreement executed and delivered by an Authorized Officer of each of Holdings and DRI I pursuant to

Section 3.1.8 of the September 1998 Amendment Agreement (a conformed copy of which is attached hereto as Exhibit F-1), as amended, supplemented, amended and restated or otherwise modified from time to time.

      "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

      "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which Holdings or any corporation, trade or business that is, along with Holdings, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

      "Percentage" means, relative to any Lender, the applicable percentage relating to Term A Loans, Term B Loans, August 1998 Term C Loans, September 1998 Term C Loans, Additional Term C Loans or Revolving Loans, as the case may be, as set forth opposite its name on Schedule II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11. A Lender shall not have any Commitment to make Additional Term C Loans or Revolving Loans (as the case may be) if its percentage under the applicable column heading on Schedule II is zero. As used herein, "Percentage" as it relates to a Lender's Percentage of Letter of Credit Outstandings or Swing Line Loans shall be equal to such Lender's Percentage of Revolving Loans.

      "Perfection Certificate" means the Perfection Certificate executed and delivered by an Authorized Officer of each Obligor that is a party to a Security Agreement pursuant to Section 7.1.7, substantially in the form of Exhibit I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Pharmaceutical Laws" means Federal, state and local laws, rules or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered, relating to dispensing, storing or distributing prescription medicines or products, including laws, rules or regulations relating to the qualifications of Persons employed to do the same.

      "Pharmacy Fund" means Pharmacy Fund Receivables, Inc., a New York corporation, and any successor thereto.

      "Plan" means any Pension Plan or Welfare Plan.

      "Pledge Agreement" means, as the context may require, the Holdings Pledge Agreement, the Borrower Pledge Agreement and/or the Subsidiary Pledge Agreement.

      "Prescription Receivables" is defined in clause (b) of Section 7.2.9.

      "Pro Forma Balance Sheets" is defined in Section 3.1.6 of the Amendment Agreement.

      "Property Waiver" means, with respect to premises leased by an Obligor, a waiver and release in favor of the Agents for the benefit of the Lenders relating to any liens the lessor of such premises may have with respect to the assets of such Obligor located on or at such premises, in form and substance reasonably satisfactory to the Agents.

      "Quarterly Payment Date" means the fifteenth day of each February, May, August and November, or, if any such day is not a Business Day, the next succeeding Business Day.

      "Rapid Remit Program" shall mean the program pursuant to which Prescription Receivables are sold by the Borrower to Pharmacy Fund for cash pursuant to the Rapid Remit Program Documents.

      "Rapid Remit Program Documents" shall mean (a) the Purchase Agreement, dated as of March 10, 1997, between the Borrower and Pharmacy Fund and each other document or agreement entered into in connection therewith, in each case as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof, and (b) each of the other documents and agreements entered into in connection therewith after the Closing Date in form and substance satisfactory to the Syndication Agent, and as each such other document and agreement may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower in respect of the Loans pursuant to the terms of this Agreement under which the counterparty to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender.

      "Real Property" means, with respect to any Person, all of the right, title and interest of such Person in and to lands, improvements and fixtures, including all of the rights, title and interest of such Person as Lessee or licensee in, to and under leases or licenses of land, improvements and fixtures.

      "Recapitalization Agreement" shall mean the Recapitalization Agreement, dated as of

June 18, 1997, among the DLJMB Entities and the stockholders parties thereto and Holdings and each other document or agreement entered into in connection therewith, in each case as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "Redeemable Capital Stock" means, with respect to any Person, any class of Capital Stock of such Person or any of its Subsidiaries which, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (a) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the first anniversary of the Stated Maturity Date for the Term C Loans, (b) is redeemable at the option of the holder thereof at any time prior to such anniversary or (c) is convertible into or exchangeable for debt securities of such Person or any of its Subsidiaries at any time prior to such anniversary; provided, however, that for purposes of clauses (a) and (b) of this definition, any issuances of equity interests or the right to directly or indirectly acquire any equity interests of such Person pursuant to any director or employee stock option or similar plan of such Person shall be deemed not to be Redeemable Capital Stock.

      "Refinancing" is defined in the third recital.

      "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

      "Register" is defined in clause (b) of Section 2.7.

      "Registered Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-7 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, Term B Loans, Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Reimbursement Obligation" is defined in Section 2.6.3.

      "Reinstatement Date" is defined in Section 4.1.

      "Related Fund" means, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor or investment manager as such Lender.

      "Release" means a "release", as such term is defined in CERCLA.

      "Replacement Lender" is defined in Section 4.10.

      "Replacement Notice" is defined in Section 4.10.

      "Required Lenders" means, at any time, Lenders holding greater than 50% of
(a) the Total Exposure Amount or (b) if the Revolving Loan Commitments shall have been terminated or expired for purposes of acceleration pursuant to Section 8.3, the then outstanding Loans and Letter of Credit Outstandings.

      "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

      "Restricted Payments" is defined in Section 7.2.6.

      "Revolving Loan" is defined in clause (a) of Section 2.1.2 and shall include the Existing Revolving Loans held by the Lenders under the Existing Credit Agreement which have been designated as Revolving Loans hereunder pursuant to Section 2.3.3.

      "Revolving Loan Commitment" is defined in clause (a) of Section 2.1.2.

      "Revolving Loan Commitment Amount" means, on any date, $40,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

      "Revolving Loan Commitment Termination Date" and "Commitment Termination Date" mean the earliest of (a) February 15, 2004, (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2, and (c) the date on which any Commitment Termination Event occurs.

      "Revolving Note" means a promissory note of the Borrower payable to any Lender, substantially in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Rock Bottom" is defined in the seventh recital.

      "Rock Bottom Acquisition" is defined in the seventh recital.

      "Rock Bottom Acquisition Documents" means the Asset Purchase Agreement, all schedules and exhibits thereto and each other agreement, document or instrument delivered in connection therewith.

      "Rock Bottom Subsidiaries" means Connrak, RB Lindenhurst Corp., a Delaware corporation, and RB Yonkers Corp., a Delaware corporation.

      "Rock Bottom Transaction" is defined in the seventh recital.

      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

      "Sale and Leaseback Transaction" is defined in Section 7.2.14.

      "Secured Parties" means the Lenders, the Issuer, the Agents, the Documentation Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and in each case, each of their respective successors, transferees and assigns.

      "Security Agreement" means, as the context may require, the Partnership Security Agreement, the Borrower Security Agreement and/or the Subsidiary Security Agreement.

      "Sellers" is defined in the seventh recital.

      "Senior Notes" is defined in clause (b) of the fifth recital.

      "Senior Subordinated Note Documents" means the Senior Subordinated Note Indenture, the Senior Subordinated Notes Guarantee and the Senior Subordinated Notes, in each case as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "Senior Subordinated Note Indenture" means that certain indenture among Holdings and the Borrower and DRI I, as subsidiary guarantors, and State Street Bank and Trust Company of Connecticut, N.A., as Trustee, as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "Senior Subordinated Notes" is defined in clause (a) of the fourth recital.

      "Senior Subordinated Notes Guarantee" means the joint and several guarantees of the Borrower, DRI I and each other Subsidiary of Holdings in favor of the holders of the Senior Subordinated Notes as set forth in Article 11 of the Senior Subordinated Note Indenture and each Subsidiary Guarantee delivered substantially in the form of Exhibit B to such indenture and, in each case, subject to the Subordination provisions of Article 12 of such indenture and as in effect on the Closing Date and as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof.

      "September 1997 Credit Agreement" is defined in clause (c) of the fifth recital.

      "September 1998 Amendment Agreement" means the Amendment Agreement, dated as of September 11, 1998, among the Borrower, the Parent Guarantors, the financial institutions party thereto, the Documentation Agent and the Agents.

      "September 1998 Closing Date" means September 11, 1998, the date the Borrowings of September 1998 Term C Loans were made under the Existing Credit Agreement.

      "September 1998 Term C Loans" means the Additional Term C Loans (as defined in the Existing Credit Agreement) held by the Lenders under the Existing Credit Agreement which have been designated as September 1998 Term C Loans hereunder pursuant to Section 2.3.3.

      "September 1998 Term C Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding September 1998 Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Solvency Certificate" means, as the context may require, a Solvency Certificate to be executed and delivered by the chief financial or accounting Authorized Officer of Holdings, substantially in the form of Exhibit L-1 hereto and/or a Solvency Certificate to be executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, substantially in the form of Exhibit L-2 hereto.

      "Solvent" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature, and (d) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

      "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

      "Stated Expiry Date" is defined in Section 2.6.

      "Stated Maturity Date" means (a) in the case of any Revolving Loan or any Term A Loan, February 15, 2004, (b) in the case of any Term B Loan, February 15, 2005 and (c) in the case of any Term C Loan, February 15, 2006.

      "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Stock (or other ownership interests) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

      "Subsidiary Guarantor" means any Subsidiary of the Borrower that, pursuant to Section 7.1.7, executes and delivers a Subsidiary Guaranty or a supplement to a Subsidiary Guaranty.

      "Subsidiary Guaranty" means the Guaranty executed and delivered by an Authorized Officer of a Subsidiary Guarantor pursuant to Section 7.1.7, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Subsidiary Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of each Subsidiary of the Borrower that is not a Foreign Subsidiary pursuant to Section 7.1.7, substantially in the form of Exhibit G-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Subsidiary Security Agreement" means the Security Agreement executed and delivered by an Authorized Officer of each Subsidiary of the Borrower that is not a Foreign Subsidiary pursuant to Section 7.1.7, substantially in the form of Exhibit F-3 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Subject Property" is defined Section 7.1.8.

      "Swing Line Lender" means Fleet, in its capacity as Swing Line Lender hereunder.

      "Swing Line Loan" is defined in clause (b) of Section 2.1.2.

      "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.2.

      "Swing Line Loan Commitment Amount" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

      "Swing Line Note" means a promissory note of the Borrower payable to the Swing Line Lender, in the form of Exhibit A-8 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Syndication Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Syndication Agent pursuant to Section 10.4.

      "Taxes" is defined in Section 4.6.

      "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on the service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest settlement rates for Dollar deposits).

      "Term A Loans" means the Existing Term A Loans held by the Lenders under the Existing Credit Agreement which have been designated as Term A Loans hereunder pursuant to Section 2.3.3.

      "Term A Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Term B Loans" means the Existing Term B Loans held by the Lenders under the Existing Credit Agreement which have been designated as Term B Loans hereunder pursuant to Section 2.3.3.

      "Term B Note" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Term C Loans" means, as the context may require, an Existing Term C Loan, and/or an

Additional Term C Loan.

      "Term Loan" means, as the context may require, a Term A Loan, a Term B Loan and/or a Term C Loan.

      "Term Note" means, as the context may require, a Term A Note, a Term B Note, an August 1998 Term C Note, a September 1998 Term C Note and/or an Additional Term C Note.

      "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans, the Revolving Loan Commitment Amount then in effect and the Additional Term C Loan Commitment Amount then in effect.

      "Tranche" means, as the context may require, the Loans constituting Term A Loans, Term B Loans, Term C Loans, Revolving Loans and/or Swing Line Loans.

      "Transaction" is defined in the seventh recital.

      "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

      "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

      "Valuation Amount" means, with respect to any real property, the greater of the fair market value or the purchase price of such real property.

      "Waiver" means an agreement in favor of the Agents for the benefit of the Lenders in form and substance reasonably satisfactory to the Agents.

      "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA, and to which the Borrower has any liability.

      "Wholly-owned Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Stock (and all rights and options to purchase such Capital Stock) of which, other than directors' qualifying shares, are owned, beneficially and of record, by such Person and/or one or more wholly-owned Subsidiaries of such Person.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

      SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

      SECTION 1.4. Accounting and Financial Determinations. (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance, and in a manner consistent, with those generally accepted accounting principles ("GAAP"), as in effect on December 28, 1996 and as used to prepare the audited consolidated financial statements of Holdings and its Subsidiaries for the Fiscal Year ending on such date and, unless otherwise expressly provided herein, shall be computed or determined on a consolidated basis and without duplication.

      (b) For purposes of calculating each of the Fixed Charge Coverage Ratio, the Interest Coverage Ratio and the Leverage Ratio, each such ratio shall be calculated giving pro forma effect to any acquisition, disposition, merger, consolidation or discontinued operation (including any related financing transaction) made by the Borrower or any of its Subsidiaries during the period comprised of the Fiscal Quarters that are the subject of such calculation as if such acquisition, disposition, merger, consolidation or discontinued operation (including such related financing transaction) had been made at the beginning of such period. Not in limitation of the immediately preceding sentence but in furtherance thereof, for purposes of such calculation, EBITDA for such period shall be calculated to (i) include the EBITDA (adjusted to exclude the cost of any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the acquired entities to the extent such costs are eliminated and not replaced and as determined in good faith by the chief financial or accounting Authorized Officer of Holdings) attributable to any business or assets acquired by the Borrower or any of its Subsidiaries utilizing the actual revenues attributable to such business or assets for such and the expenses that would have been attributable to such business or assets had the Borrower acquired such business or assets at the beginning of such period and (ii) exclude the EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations, businesses and assets disposed of prior to the end of such period from such calculation, in each case, as determined in good faith by the chief financial or accounting Authorized Officer of Holdings.

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

      SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Sections 2.1.4 and 2.1.5) and the Amendment Agreement (including Article III thereof),

            (a) each Lender severally agrees to make Loans (other than Swing Line Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment, in each case as described in this Section 2.1; and

            (b) the Issuer agrees that it will issue Letters of Credit pursuant to Section 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to Section 2.6.1.

      SECTION 2.1.1. Additional Term C Loan Commitments. Subject to compliance by the Borrower with the terms hereof (including Section 2.1.4, and 5.2) and the terms of the Amendment Agreement (including Article III thereof), on (but solely on) the Amendment Effective Date each Lender that has a Percentage in excess of zero of the Additional Term C Loan Commitment Amount will make loans (relative to such Lender, its "Additional Term C Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Additional Term C Loans requested by the Borrower to be made on the Amendment Effective Date (the commitment of each such Lender described in this Section
2.1.1 is herein referred to as its "Additional Term C Loan Commitment"). No amounts paid or prepaid with respect to any Additional Term C Loans may be reborrowed.

      SECTION 2.1.2. Revolving Loan Commitment and Swing Line Loan Commitment. Subject to compliance by the Borrower with the terms hereof (including Section
2.1.4 and 5.2) and the Amendment Agreement (including Article III thereof), from time to time on any Business Day prior to the Revolving Loan Commitment Termination Date,

            (a) each Lender that has a Percentage in excess of zero of the Revolving Loan Commitment Amount will make loans (relative to such Lender, its "Revolving Loans") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing or Borrowings of Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this clause (a) is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

            (b) the Swing Line Lender will make loans (each a "Swing Line Loan") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of the Swing Line Lender described in this clause (b) is herein referred to as its "Swing Line Loan Commitment". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

      SECTION 2.1.3. Letter of Credit Commitment. Subject to compliance by the Borrower with the terms hereof (including Section 2.1.4 and 5.2) and the Amendment Agreement (including Article III thereof), from time to time on any Business Day prior to the Revolving Loan Commitment Termination Date, the Issuer will (a) issue one or more standby or commercial letters of credit (each referred to as a "Letter of Credit") for the account of the Borrower in the Stated Amount requested by the Borrower on such day, or (b) extend the Stated Expiry Date of an existing standby or commercial Letter of Credit previously issued hereunder.

      SECTION 2.1.4. Lenders Not Permitted or Required to Make the Loans. No Lender shall be permitted or required to, and the Borrower shall not request any Lender to, make

            (a) any Additional Term C Loan if, after giving effect thereto, the aggregate original principal amount of all the Additional Term C Loans (i) of all Lenders would exceed the Additional Term C Loan Commitment Amount, or (ii) of such Lender would exceed such Lender's Percentage of the Additional Term C Loan Commitment Amount; or

            (b) any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans (i) of all Lenders, together with all Letter of Credit Outstandings and the aggregate outstanding principal amount of all Swing Line Loans, would exceed the Revolving Loan Commitment Amount, or (ii) of such Lender (other than the Swing Line Lender), together with its Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Loan Commitment Amount; or

            (c) any Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Swing Line Loans (i) would exceed the Swing Line Loan Commitment Amount, or (ii) together with all Letter of Credit Outstandings and the aggregate outstanding principal amount of all Revolving Loans, would exceed the Revolving Loan Commitment Amount.

      SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit

Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and all Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

      SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reductions from time to time pursuant to this Section 2.2.

      SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Revolving Loan Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in an aggregate amount of $5,000,000 or any larger integral multiple of $1,000,000. Any such reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be, to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Issuer or the Swing Line Lender.

      SECTION 2.2.2. Mandatory. The Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced

            (a) on the Revolving Loan Commitment Termination Date so that the Revolving Loan Commitment Amount equals $0; and

            (b) following the prepayment in full of the Term Loans, on the date the Term Loans would otherwise have been required to be prepaid pursuant to clause (b), (c), (d), (e) or (f) of Section 3.1.1, in an amount equal to the amount by which the Term Loans would otherwise have been required to be prepaid if any Term Loans had been outstanding. Any such reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount shall result in an automatic and corresponding permanent reduction of the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be, to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Issuer or the Swing Line Lender.

      SECTION 2.3. Borrowing Procedures and Funding Maintenance. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

      SECTION 2.3.1. Additional Term C Loans and Revolving Loans. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York City time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice (in the case of Base Rate Loans) or three Business Days' notice (in the case of LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans), that a Borrowing be made, in the case of LIBO Rate Loans, in an aggregate amount of $1,000,000 or any larger integral multiple of $500,000, and in the case of Base Rate Loans, in an aggregate amount of $500,000 or any larger integral multiple of $100,000, or, in either case, in the unused amount of the applicable Commitment. No Borrowing Request shall be required, and the minimum aggregate amounts specified under this Section 2.3.1 shall not apply, in the case of Revolving Loans made under clause (b) of Section 2.3.2 to refund Refunded Swing Line Loans or deemed made under Section 2.6.2 in respect of unreimbursed Disbursements. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York City time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

      SECTION 2.3.2. Swing Line Loans. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to the Swing Line Lender and the Administrative Agent on or before 12:00 noon, New York City time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that a Swing Line Loan be made by the Swing Line Lender in a minimum principal amount of $100,000 or any larger integral multiple of $50,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by 5:00 p.m., New York City time, on the Business Day telephonic notice is received by it as provided in this clause (a), to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

      (b) If (i) any Swing Line Loan (A) shall be outstanding for more than four Business Days or (B) is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made or (ii) any Default (other than a Default of the nature set forth in Section 8.1.9) shall occur and be continuing, each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender and upon notice from the Administrative Agent, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"); provided, that the Swing Line Lender shall not request, and no Lender with a Revolving Loan Commitment shall make, any Refunded Swing Line Loan if, after giving effect to the making of such Refunded Swing Line Loan, the sum of all Swing Line Loans and Revolving Loans made by such Lender, plus such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount. On or before 11:00 a.m. (New York City time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender with a Revolving Loan Commitment shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, a Revolving Loan in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made.

      (c) If, at any time prior to the making of Revolving Loans to replace any outstanding Swing Line Loans pursuant to clause (b) above, any Default of the nature of the nature set forth in Section 8.1.9 shall have occurred, each Lender with a Revolving Loan Commitment (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender and upon notice from the Administrative Agent, purchase an undivided participation interest in all such Swing Line Loans in an amount equal to its Percentage of the aggregate outstanding amount of such Swing Line Loans and transfer immediately to an account identified by the Swing Line Lender, in immediately available funds, the amount of its participation. The Swing Line Lender will deliver to each such Lender, promptly following receipt of such funds, a participation certificate, dated the date of receipt of such funds and in the amount of such Lender's participation if requested to do so by such Lender.

      (d) The Borrower expressly agrees that, in respect of each Lender's funded participation interest in any Swing Line Loan, such Lender shall be deemed to be in privity of contract with the Borrower and have the same rights and remedies against the Borrower under the Loan Documents as if such funded participation interest in such Swing Line Loan were a Revolving Loan.

      (e) Each Lender's obligation (in the case of Lenders with a Revolving Loan Commitment) to make Revolving Loans or purchase participation interests in Swing Line Loans, as contemplated by clause (b) or (c) above, shall be absolute and unconditional and without recourse to the Swing Line Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect;
(iii) the acceleration or maturity of any Loans or the termination of any Commitment after the making of any Swing Line Loan; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Obligor or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

      SECTION 2.3.3. Existing Term A Loans, Existing Term B Loans, August 1998 Term C Loans and September 1998 Term C Loans. As of the Amendment Effective Date, the Existing Term A Loans, the Existing Term B Loans, the August 1998 Term C Loans originally made under the February 1998 Credit Agreement and continued under the Existing Credit Agreement and the September 1998 Term C Loans originally made under the Existing Credit Agreement shall continue to remain outstanding hereunder as Term A Loans, Term B Loans, August 1998 Term C Loans and September 1998 Term C Loans respectively, in each case, as if made hereunder on the Amendment Effective Date.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York City time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day's notice (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) or three Business Days' notice (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than five Business Days' notice (in the case of any Loans) that all, or any portion (a) in a minimum amount of $1,000,000 or any larger integral multiple of $500,000, be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, continued as LIBO Rate Loans or (b) in a minimum amount of $500,000 or any larger integral multiple of $100,000, be, in the case of LIBO Rate Loans, converted into Base Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default or Event of Default has occurred and is continuing.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to the Borrower;

provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; provided further, however, that, except for purposes of determining whether any such increased costs are payable by the Borrower, such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of Section 4.6 with respect to such LIBO Rate Loan. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank Eurodollar market.

      SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York City time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter or longer notice as may be acceptable to the Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter or longer notice period is acceptable to the Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower) in such form as may be requested by the Borrower and approved by the Issuer, for the purposes described in Section 7.1.9; provided, however, that no extension of the Stated Expiry Date of an outstanding Letter of Credit may provide for a Stated Expiry Date subsequent to the earlier of (i) the Revolving Loan Commitment Termination Date and (ii) one year from the date of such extension. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement paid under a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) one year from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

      SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage in respect of Revolving Loans, and the

Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage in respect of Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

      SECTION 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any drawing under any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York City time, on the first Business Day following the Disbursement Date (the "Disbursement Due Date"), the Borrower will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Revolving Loan made as a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to Section 3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Borrowing of Revolving Loans constituting Base Rate Loans and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a Revolving Loan Commitment (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Borrowing. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loans all of the statements set forth in Section 5.2.1 are true and correct.

      SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement

(including interest thereon) not converted into a Revolving Loan made as a Base Rate Loan pursuant to Section 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Revolving Loan made as a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

      SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in clauses (a) through (d) of Section 8.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

            (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

            (b) upon notification by the Administrative Agent to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by the Borrower pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time as the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

      SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to the extent set forth in Section 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged,
(ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason,
(iii) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, or (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any Obligor or any such Lender, as the case may be.

      SECTION 2.6.6. Indemnity. In addition to amounts payable as elsewhere provided herein, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer may incur or be subject to as a consequence, direct or indirect, of (a) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of competent jurisdiction, or
(b) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

      SECTION 2.6.7. Borrower's Guaranty of Reimbursement Obligations under Letters of Credit Issued for the Account of its Subsidiaries. The Borrower agrees as follows in respect of the reimbursement obligations under Letters of Credit issued for the account of its Subsidiaries:

      (a) The Borrower hereby absolutely, unconditionally and irrevocably

            (i) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all such reimbursement obligations now or hereafter existing, of each of its Subsidiaries (the "Account Parties") that is an account party to a Letter of Credit which arise out of, or are incurred in connection with, such Letters of Credit, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (ii) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Section 2.6.7.

The guaranty set forth in this Section 2.6.7 constitutes a guaranty of payment when due and not of collection, and the Borrower specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Account Party or any other Obligor (or any other Person) before or as a condition to the obligations of the Borrower under the guaranty set forth in this Section 2.6.7 (such obligations hereinafter referred to as the "Guaranteed Obligations").

      (b) The Borrower agrees that upon the occurrence of an Event of Default of the nature set forth in clauses (a) through (d) of Section 8.1.9, at a time when any of the Guaranteed Obligations of any Account Party may not then be due and payable, then the Borrower agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Section 2.6.7 by the Borrower if all such Guaranteed Obligations were then due and payable.

      (c) The guaranty set forth in this Section 2.6.7 shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations of the Account Parties have been paid in full in cash, all Obligations of the Borrower and each other Obligor hereunder have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated or expired and all Commitments shall have terminated. The Borrower guarantees that the Guaranteed Obligations of the Account Parties will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of the Borrower under the guaranty set forth in this Section 2.6.7 shall be absolute, unconditional and irrevocable irrespective of:

            (i) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

            (ii) the failure of any Secured Party or any holder of any Note

                  (A) to assert any claim or demand or to enforce any right or remedy against any Account Party, any other Obligor or any other Person (including any other guarantor (including the Borrower)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                  (B) to exercise any right or remedy against any other
            guarantor (including the Borrower) of, or collateral securing, any Guaranteed Obligations of any Account Party;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of any Account Party, or any other extension, compromise or renewal of any Guaranteed Obligation of any Account Party;

            (iv) any reduction, limitation, impairment or termination of any Guaranteed Obligations of any Account Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations of any Account Party or otherwise;

            (v) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

            (vi) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Guaranteed Obligations of any Account Party; or

            (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Account Party any surety or any guarantor.

      (d) The Borrower agrees that the guaranty set forth in this Section 2.6.7 shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Account Party or otherwise, all as though such payment had not been made.

      (e) The Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations of any Account Party or any other Obligor and the guaranty set forth in this Section
2.6.7 and any requirement that the

Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Account Party, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations of any Account Party.

      (f) The Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this
Section 2.6.7, by any payment made under the guaranty set forth in this Section
2.6.7 or otherwise, until the prior payment in full in cash of all Guaranteed Obligations of each Account Party, the prior payment in full in cash of all Obligations of the Borrower, the termination or expiration of all Letters of Credit, the termination or expiration of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to the Borrower on account of any such subrogation rights prior to the payment in full in cash of all Guaranteed Obligations of each Account Party shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Guaranteed Obligations of each Account Party, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

            (i) the Borrower has made payment to the Secured Parties and each holder of a Note of all or any part of the Guaranteed Obligations of any Account Party, and

            (ii) all Guaranteed Obligations of each Account Party have been paid in full in cash, all Obligations of the Borrower have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the Borrower's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Borrower of an interest in the Guaranteed Obligations of each Account Party resulting from such payment by the Borrower. In furtherance of the foregoing, for so long as any Obligations (including Guaranteed Obligations) or Commitments remain outstanding, the Borrower shall refrain from taking any action or commencing any proceeding against any Account Party(or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Section 2.6.7 to any Secured Party or any holder of a Note.

      (g) The guaranty set forth in this Section 2.6.7 shall:

            (i) be binding upon the Borrower, and its successors, transferees and assigns; and

            (ii) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Section 2.6.7) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X.

      SECTION 2.6.8. Continued Letters of Credit. Notwithstanding anything to the contrary herein, the Letters of Credit (as defined in the February 1998 Credit Agreement and the Existing Credit Agreement) shall be deemed to be Letters of Credit issued hereunder by the Issuer on the Amendment Effective Date.

      SECTION 2.7. Register; Notes.

            (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. In the case of a Lender that does not request, pursuant to clause (b)(ii) below, execution and delivery of a Note evidencing the Loans made by such Lender to the Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

            (b)(i) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 11.11.1. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in clause (ii) the Note evidencing such Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of Section 11.11.1. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

            (ii) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, a Term Note (or Registered Note) and/or a Swing Line Note evidencing the Loans made by such Lender. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor. The Loans evidenced by any Registered Note and interest thereon shall at all times (including after assignment pursuant to Section 11.11.1) be payable to the order of the payee named therein and its registered assigns. A Registered Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the obligation evidenced thereby in the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Registered Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Registered Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof and the compliance by the parties thereto with the other requirements of Section 11.11.1, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Registered Note shall be returned by the Administrative Agent to the Borrower marked "exchanged". No assignment of a Registered Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1. Repayments and Prepayments; Application.

      SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower

            (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                  (i) Loans (other than Swing Line Loans); provided, however, that

                        (A) any such prepayment of the Term Loans shall be made
                  pro rata among the Term Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term Loans, and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                        (B) the Borrower shall comply with Section 4.4 in the
                  event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                        (C) all such voluntary prepayments shall require at
                  least one Business Day's notice in the case of Base Rate Loans, three Business Days' notice in the case of LIBO Rate Loans, but no more than five Business Days' notice in the case of any Loans, in each case in writing to the Administrative Agent; and

                        (D) all such voluntary partial prepayments shall be, in
                  the case of LIBO Rate Loans, in an aggregate amount of $1,000,000 or any larger integral multiple of $500,000, and, in the case of Base Rate Loans, in an aggregate amount of $500,000 or any larger integral multiple of $100,000, or, in either case, in the aggregate principal amount of all Loans of the applicable Tranche and type then outstanding; or

                  (ii) Swing Line Loans; provided, however, that

                        (A) all such voluntary prepayments shall require prior
                  telephonic notice to the Swing Line Lender on or before 12:00 noon, New York City time, on the day of such prepayment (such notice to be confirmed in writing by the Borrower within 24 hours thereafter); and

                        (B) all such voluntary partial prepayments shall be in
                  an aggregate amount of $100,000 and an integral multiple of $50,000 or in the aggregate principal amount of all Swing Line Loans then outstanding;

            (b) shall, no later than five Business Days following the delivery by the Borrower of its annual audited financial reports required pursuant to clause (c) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 1998 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the Fiscal Year last ended and, no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 75% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2;

            (c) shall, not later than one Business Day following the receipt of any Net Debt Proceeds by the Borrower, any Parent Guarantor or any of their respective Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Debt Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Debt Proceeds to be applied as set forth in Section 3.1.2;

            (d) shall, concurrently with the receipt of any Net Equity Proceeds by the Borrower, any Parent Guarantor or any of their respective Subsidiaries, deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than five Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans in an amount equal to 50% of such Net Equity Proceeds to be applied as set forth in Section 3.1.2;

            (e) shall, following the receipt by the Borrower, any Parent Guarantor or any of their respective Subsidiaries of any Casualty Proceeds in excess of $500,000 (individually or in the aggregate (when taken together with Net Disposition Proceeds) over the course of a Fiscal Year), deliver to the Administrative Agent a calculation of the amount of such Casualty Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Casualty Proceeds within 60 days of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Casualty Proceeds shall be required under this clause if the Borrower informs the Agents in writing no later than 60 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its, such Parent Guarantor's or such Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and the Borrower, such Parent Guarantor or such Subsidiary in fact uses such Casualty Proceeds to rebuild or replace such assets or property within 365 days following the receipt of such Casualty Proceeds, with the amount of such Casualty Proceeds unused after such 365-day period being applied to the Term Loans pursuant to Section 3.1.2; provided, further, however, that (i) at any time when any Default or Event of Default shall have occurred and be continuing, all Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (f) below) shall be deposited in an account maintained with the Administrative Agent to pay for such rebuilding or replacement whenever no Default or Event of Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Borrower, such Parent Guarantor or such Subsidiary, as the case may be, or (ii) if all such Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause
      (f) below) aggregating in excess of $1,000,000 have not yet been applied as described in the notice required above (or in accordance with clause
      (f) below), all such Casualty Proceeds and Net Disposition Proceeds shall be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrower, such Parent Guarantor or such Subsidiary, as the case may be, to be used for the purpose(s) set forth in such written notice(s);

            (f) shall, following the receipt by the Borrower, any Parent Guarantor or any of their respective Subsidiaries of any Net Disposition Proceeds in excess of $500,000 (individually or in the aggregate (when taken together with Casualty Proceeds) over the course of a Fiscal Year), deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Disposition Proceeds within one Business Day of the receipt thereof to be applied as set forth in Section 3.1.2; provided, however, that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause if the Borrower informs the Agents in writing no later than one Business Day following the receipt of such Net Disposition Proceeds of its, such Parent Guarantor's or such Subsidiary's good faith intention to apply such Net Disposition Proceeds to the replacement of the sold, conveyed or transferred assets or property and the Borrower, such Parent Guarantor or such Subsidiary in fact uses such Net Disposition Proceeds to replace such assets or property within 365 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 365-day period being applied to the Term Loans pursuant to Section 3.1.2; provided, further, however, that (i) at any time when any Default or Event of Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (e) above) shall be deposited in an account maintained with the Administrative Agent to pay for such replacement whenever no Default or Event of Default is then continuing or except as otherwise agreed to by the Agents for disbursement at the request of the Borrower, such Parent Guarantor or such Subsidiary, as the case may be, or (ii) if all such Net Disposition Proceeds (together with Casualty Proceeds not applied as provided in clause (e) above) aggregating in excess of $1,000,000 have not yet been applied as described in the notice required above (or in accordance with clause (e) above), all such Net Disposition Proceeds and Casualty Proceeds shall be deposited in an account maintained with the Administrative Agent for disbursement at the request of the Borrower, such Parent Guarantor or such Subsidiary, as the case may be, to be used for the purpose(s) set forth in such written notice(s);

            (g) shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, make a mandatory prepayment of Revolving Loans and Swing Line Loans and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings in an aggregate amount equal to the excess, if any, of the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings over the Revolving Loan Commitment Amount as so reduced;

            (h) shall on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term A Loans in an amount equal to the amount set forth below opposite such period (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                    Scheduled
              Period                           Principal Repayment
              ------                           -------------------

       May 15, 1999 through
        November 15, 1999                           $1,000,000
    February 15, 2000 through
        November 15, 2000                           $2,000,000
    February 15, 2001 through
        November 15, 2002                           $2,500,000
    February 15, 2003 through
        November 15, 2003                           $3,000,000
        February 15, 2004                           $5,250,000;

            (i) shall on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Term B Loans in an amount equal to the amount set forth below opposite period (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                    Scheduled
              Period                           Principal Repayment
              ------                           -------------------

       May 15, 1999 through
        February 15, 2004                             $200,000
       May 15, 2004 through
         February 15, 2005                         $18,800,000;

            (j) shall on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of

      August 1998 Term C Loans in an amount equal to the amount set forth below opposite such period (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                    Scheduled
              Period                           Principal Repayment
              ------                           -------------------

       May 15, 1999 through
        February 15, 2005                              $25,000
       May 15, 2005 through
         February 15, 2006                          $2,337,500;

            (k) shall on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of September 1998 Term C Loans in an amount equal to the amount set forth below opposite such period (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                    Scheduled
              Period                           Principal Repayment
              ------                           -------------------

       May 15, 1999 through
        February 15, 2005                             $175,000
       May 15, 2005 through
         February 15, 2006                         $16,362,500;

            (l) shall on each Quarterly Payment Date occurring during any period set forth below, make a scheduled repayment of the outstanding principal amount, if any, of Additional Term C Loans in an amount equal to the amount set forth below opposite such period (in each case as such amounts may have otherwise been reduced pursuant to this Agreement):

                                                    Scheduled
              Period                           Principal Repayment
              ------                           -------------------

       May 15, 1999 through
        February 15, 2005                              $62,500
       May 15, 2005 through
         February 15, 2006                          $5,875,000;

            (m) shall, immediately upon the occurrence of the Stated Maturity Date of any Loans or Obligations, whether by way of acceleration pursuant to Section 8.2 or 8.3 or otherwise, repay all outstanding Loans and other Obligations, unless, pursuant to Section 8.3, only a portion of all Loans and other Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid).

      Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to clause (a) of this Section 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

      SECTION 3.1.2. Application. (a) Subject to clause (b) below, each prepayment or repayment of principal of the Loans of any Tranche shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, to the principal amount thereof being maintained as LIBO Rate Loans.

      (b) Each prepayment of Term Loans made pursuant to clauses (a), (b), (c),
(d), (e) and (f) of Section 3.1.1 shall be applied, on a pro rata basis, to the outstanding principal amount of all remaining Term Loans and the remaining scheduled quarterly amortization payments in respect thereof, until all such Term Loans have been paid in full; provided, however, that in the case of any such prepayment of Term B Loans or Term C Loans made pursuant to clause (b),
(c), (d), (e) and (f) of Section 3.1.1, any Lender that has Term B Loans or Term C Loans may elect not to have such Loans prepaid by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made in which notice such Lender shall decline to have such Loans prepaid with the amounts set forth above, in which case the amounts that would have been applied to a prepayment of such Lender's Term B Loans or Term C Loans shall instead be applied to a prepayment of the principal amount (if any) of all outstanding Term A Loans until all outstanding Term A Loans have been prepaid in full, then applied to a prepayment of the principal amount (if any) of all outstanding Swing Line Loans until all outstanding Swing Line Loans have been prepaid in full and then applied to a prepayment of the principal amount (if any) of all outstanding Revolving Loans until all outstanding Revolving Loans have been prepaid in full, with the balance (if any) being returned by the Administrative Agent to the Borrower. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to the proviso of the immediately preceding sentence shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

      SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with this Section 3.2.

      SECTION 3.2.1. Rates. Each Base Rate Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Loan was made or converted to a Base Rate Loan to but excluding the date such Loan is repaid or converted to a LIBO Rate Loan at a rate per annum equal to the sum of the Alternate Base Rate for such day plus the Applicable Margin for such Loan on such day. Each LIBO Rate Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the first day of the Interest Period applicable thereto to but excluding the date such Loan is repaid or converted to a Base Rate Loan at a rate per annum equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loan on such day.

      SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan shall have become due and payable (whether on the applicable Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in Section 2.6.2) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of any overdue principal of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to Section 3.2.1 plus 2% and (b) in the case of other overdue monetary Obligations, the rate that would otherwise be applicable to Revolving Loans made as Base Rate Loans plus 2%.

      SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

            (a) on the Stated Maturity Date therefor;

            (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan, to the extent of the unpaid interest accrued through such date on the principal so paid or prepaid;

            (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Amendment Effective Date hereunder;

            (d) with respect to LIBO Rate Loans, on the last day of the applicable Interest Period (and, if such Interest Period shall exceed three months, at intervals of three months after the first day of such Interest Period);

            (e) with respect to the principal amount of any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

            (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or 8.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

      SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

      SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for each day during the period (including any portion thereof when any of the Lenders' Revolving Loan Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Amendment Effective Date and continuing to but excluding the Revolving Loan Commitment Termination Date, a commitment fee on such Lender's Percentage of the unused portion of the Revolving Loan Commitment Amount, whether or not then available, for such day at a rate per annum equal to the Applicable Commitment Fee for such day. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Amendment Effective Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall not constitute usage under the Revolving Loan Commitment for the purpose of calculating the commitment fees to be paid by the Borrower to the Lenders (other than the Swing Line Lender) pursuant to this Section 3.3.1.

      SECTION 3.3.2. Syndication Agent's, Administrative Agent's and Arranger's Fees. The Borrower agrees to pay to each of the Syndication Agent, the Administrative Agent and the Arranger for each such Person's own account, the fees set forth in the Fee Letter and the Administrative Agent's Fee Letter in accordance with their respective terms.

      SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to

            (a) the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee for each day on which there shall be any Letters of Credit outstanding in an amount equal to the product of (i) a rate per annum equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans multiplied by (ii) the Stated Amount of each such Letter of Credit; and

            (b) the Issuer (i) a Letter of Credit fronting fee for each day on which there shall be any Letters of Credit outstanding in an amount equal to 0.25% per annum on the Stated Amount of each such Letter of Credit, and
      (ii) from time to time promptly after demand, the normal issuance, presentation, amendment and other processing fees, and other standard administrative costs and charges of the Issuer relating to Letters of Credit as from time to time in effect.

Fees payable pursuant to this Section shall be payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Commitment Termination Date.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

      SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as or to LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "Reinstatement Date"), and (a) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (b) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to the corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

      SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market, or (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Sections 2.3 and 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

      SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the

Borrower.

      SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (i) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise, (ii) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor, or (iii) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

      SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender, the Issuer or any Person controlling such Lender or the Issuer, and such Lender or the Issuer determines (in its sole and reasonable discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in, or the issuance or extension of, any Letter of Credit or any Loan made by such Lender or the Issuer is reduced to a level below that which such Lender, the Issuer or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender or the Issuer to the Borrower, the Borrower shall immediately pay directly to such Lender or the Issuer additional amounts sufficient to compensate such Lender, the Issuer or such controlling Person for such reduction in rate of return. A statement of such Lender or the Issuer as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender or the Issuer may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

      SECTION 4.6. Taxes. (a) All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder (including Reimbursement Obligations, fees and expenses) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and other taxes imposed on or measured by any Agent's, the Documentation Agent's, the Issuer's or any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will (i) pay directly to the relevant taxing authority the full amount required to be so withheld or deducted, (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority, and (iii) pay to the Administrative Agent for the account of such Agent, the Documentation Agent, the Issuer or such Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by such Agent, the Documentation Agent, the Issuer or such Lender will equal the full amount such Agent, the Documentation Agent, the Issuer or such Lender would have received had no such withholding or deduction been required.

      Moreover, if any Taxes are directly asserted against any Agent, the Documentation Agent, the Issuer or any Lender with respect to any payment received by such Agent, the Documentation Agent, the Issuer or such Lender hereunder, such Agent, the Documentation Agent, the Issuer or such Lender may pay such Taxes and the Borrower will promptly pay to such Person such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

      If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

      (b) Upon the request of the Borrower or the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, on or prior to the due date of any payments under this Agreement to such Lender, provide two or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or, solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", United States Internal Revenue Service Forms W-8 and a certificate signed by a duly authorized officer of such Lender representing that such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender are exempt from withholding or deduction of Taxes.

      SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by or on behalf of the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders, the Documentation Agent, the Agents or the Arranger, as applicable, entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 11:00 a.m., New York City time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender, the Documentation Agent, each Agent or the Arranger, as the case may be, its share, if any, of such payments received by the Administrative Agent for the account of such Lender, the Documentation Agent, such Agent or the Arranger, as the case may be. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan that is not calculated at the Federal Funds Rate, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (a) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

      SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligations (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participations in the Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (i) the amount of such selling Lender's required repayment to the purchasing Lender in respect of such recovery, to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any

Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

      SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, to the fullest extent permitted by law, have the right to appropriate and apply to the payment of the Obligations then owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

      SECTION 4.10. Replacement of Lenders. Each Lender hereby severally agrees as set forth in this Section. If any Lender (an "Affected Lender") makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders, the Borrower may, within 30 days of receipt by the Borrower of such demand or notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation), as the case may be, give notice (a "Replacement Notice") in writing to the Agents and such Affected Lender of its intention to replace such Affected Lender with a financial institution (a "Replacement Lender") designated in such Replacement Notice. If the Agents shall, in the exercise of their reasonable discretion and within 30 days of their receipt of such Replacement Notice, notify the Borrower and such Affected Lender in writing that the designated financial institution is satisfactory to the Agents (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to
Section 4.4, assign, in accordance with Section 11.11.1, all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) to such designated financial institution; provided, however, that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such designated financial institution, (ii) the purchase price paid by such designated financial institution shall be in the amount of such Affected Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and
(iii) the Borrower shall pay to the Affected Lender and the Agents all reasonable out-of-pocket expenses incurred by the Affected Lender and the Agents in connection with such assignment and assumption (including the processing fees described in Section 11.11.1). Upon the effective date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

      SECTION 5.1. [INTENTIONALLY OMITTED].

      SECTION 5.2. All Credit Extensions. The obligation of each Lender and, if applicable, the Issuer, to make any Credit Extension shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

      SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

            (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7) and each other Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

            (b) except as disclosed by the Borrower or any Parent Guarantor to the Agents, the Documentation Agent and the Lenders pursuant to Section 6.7

                  (i) no labor controversy, litigation, arbitration or
            governmental investigation or proceeding (including any relating to any Pharmaceutical Law) shall be pending or, to the knowledge of the Borrower or any Parent Guarantor, threatened against the Borrower, any Parent Guarantor or any of their respective Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                  (ii) no development shall have occurred in any labor
            controversy, litigation, arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) disclosed pursuant to Section 6.7 which could reasonably be expected to have a Material Adverse Effect; and

            (c) no Default shall have then occurred and be continuing, and neither the Borrower, any Parent Guarantor nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree (including any Pharmaceutical Law).

      SECTION 5.2.2. Credit Extension Request. The Agents shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of proceeds of any Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect thereto and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders, the Documentation Agent, the Issuer and the Agents to enter into this Agreement and to make Credit Extensions hereunder, each of the Borrower and each Parent Guarantor represents and warrants unto the Agents, the Documentation Agent, the Issuer and each Lender as set forth in this
Article VI.

      SECTION 6.1. Organization, etc. Each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries (a) is a corporation or partnership validly organized and existing and in good standing to the extent required under the laws of the jurisdiction of its incorporation or formation, is duly qualified to do business and is in good standing as a foreign corporation or partnership to the extent required under the laws of each jurisdiction where the nature of its business requires such qualification, and
(b) has full power and authority and holds all requisite material governmental licenses, permits and other approvals to (i) enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it.

      SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries of this Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not (i) contravene the Borrower's or any such Obligor's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

      SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries of this Agreement, the Notes or any other Loan Document to which it is a party, except as have been duly obtained or made and are in full force and effect. None of the Borrower, any Parent Guarantor or any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed, or to be executed, by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of the Borrower and such other Obligor enforceable in accordance with their respective terms.

      SECTION 6.5. Financial Information. Holdings has delivered to the Agents, the Documentation Agent and each Lender copies of each of (a) the Base Financial Statements and (b) the Pro Forma Balance Sheets. Each of the financial statements described in clause (a) above has been prepared in accordance with GAAP consistently applied and presents fairly the consolidated financial condition of the corporations and partnerships covered thereby as at the date thereof and the results of their operations for the periods then ended, and each of the financial statements described in clause (b) above has been prepared on a basis substantially consistent with the basis used to prepare the financial statements referred to in clause (a) and includes appropriate pro forma adjustments to give pro forma effect to the New Transaction.

      SECTION 6.6. No Material Adverse Change. Except as set forth in Item 6.6 ("Material Adverse Change") of the Disclosure Schedule, since December 27, 1997, there has been no material adverse change in the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or Holdings and its Subsidiaries, taken as a whole.

      SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower or any Parent Guarantor, threatened litigation, action, proceeding, labor controversy, arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) affecting the Borrower, any Parent Guarantor or any of their respective Subsidiaries, or any of their respective properties, businesses, assets or revenues, which might have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

      SECTION 6.8. Subsidiaries. Holdings has no direct Subsidiaries other than DRI I and the Borrower (of which it is a general partner and directly holds a 99% general partnership interest). DRI I has no direct Subsidiaries other than the Borrower (of which it is a general partner and holds a 1% general partnership interest). The Borrower has no Subsidiaries, except for those Subsidiaries which are permitted to have been acquired in accordance with
Section 7.2.5 or 7.2.8.

      SECTION 6.9. Ownership of Properties. Each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries owns (except where the failure to own such property would not reasonably be expected to have a Material Adverse Effect) good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like), except as permitted pursuant to
Section 7.2.3. All Real Property owned or leased by any of the Borrower, each Parent Guarantor and each of their respective Subsidiaries and the nature of the interest therein is described in Item 6.9 ("Real Property") of the Disclosure Schedule.

      SECTION 6.10. Taxes. Each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the Amendment Effective Date, no steps have been taken to terminate any Pension Plan (other than pursuant to a "standard termination" in accordance with section 4041(B) of ERISA), and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by Holdings or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither Holdings nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

      SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12

("Environmental Matters") of the Disclosure Schedule:

            (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries have been, and continue to be, owned or leased by the Borrower, such Parent Guarantor or such Subsidiary in material compliance with all Environmental Laws;

            (b) there have been no past, and there are no pending or, to the best of each of the Borrower's and each Parent Guarantor's knowledge after due inquiry, threatened

                  (i) claims, complaints, notices or requests for information received by the Borrower, any Parent Guarantor or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, or

                  (ii) complaints, notices or inquiries to the Borrower, any
            Parent Guarantor or any of their respective Subsidiaries regarding potential liability under any Environmental Law;

            (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (d) the Borrower, each Parent Guarantor and each of their respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

            (e) no property now or previously owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries is listed or, to the best of each of the Borrower's and each Parent Guarantor's knowledge after due inquiry, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

            (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (g) neither the Borrower, any Parent Guarantor nor any of their respective

      Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Borrower, such Parent Guarantor or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

            (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

            (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower, any Parent Guarantor or any of their respective Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that could reasonably be expected to have a Material Adverse Effect.

      SECTION 6.13. Regulations U and X. Neither the Borrower, any Parent Guarantor nor any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extension will be used to acquire any "margin stock". Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.14. Accuracy of Information. All material factual information concerning the financial condition, operations or prospects of the Borrower, each Parent Guarantor and their respective Subsidiaries heretofore or contemporaneously furnished by or on behalf of the Borrower, any Parent Guarantor or any of their respective Subsidiaries in writing to the Agents, the Documentation Agent, the Arranger, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the New Transaction is, and all other such factual information hereafter furnished by or on behalf of the Borrower, any Parent Guarantor or any of their respective Subsidiaries to the Agents, the Documentation Agent, the Arranger, the Issuer or any Lender will be, taken as a whole, true and accurate in all material respects on the date as of which such information is dated or certified and such information is not, or shall not be, taken as a whole, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such statements were made. Any term or provision of this Section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; provided, however, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, the Borrower and each Parent Guarantor have reviewed such factual matters and nothing has come to the attention of any such Person in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

      SECTION 6.15. Solvency. The New Transaction (including, among other things, the incurrence of the initial Credit Extension hereunder and the execution and delivery by the Guarantors of the Guarantees) will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss.101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. On the Amendment Effective Date, after giving effect to the New Transaction, Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case taken as a whole, are Solvent.

      SECTION 6.16. Pharmaceutical Laws. (a) The Borrower, each Parent Guarantor and each of their respective Subsidiaries has obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of its business under any Pharmaceutical Law, except where the failure to obtain such permits, licenses or other authorizations would not reasonably be expected to have a Material Adverse Effect.

      (b) The Borrower, each Parent Guarantor and each of their respective Subsidiaries is in compliance with all terms and conditions of all such permits, licenses, orders and authorizations, and is also in compliance with all Pharmaceutical Laws, including all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Pharmaceutical Laws, except where the failure to comply with such terms, conditions or laws would not reasonably be expected to have a Material Adverse Effect.

      (c) Other than as set forth in Item 6.16(c) ("Pharmaceutical Liabilities") of the Disclosure Schedule, none of the Borrower, any Parent Guarantor nor any of their respective Subsidiaries has any liabilities, any claims against it and presently any outstanding notices imposed or based upon any provision of any Pharmaceutical Law, except for such liabilities, claims, citations or notices which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

      SECTION 6.17. Seniority of the Obligations and Senior Debt under the Senior Subordinated Indenture. (a) The Senior Subordinated Notes have been issued and sold to the underwriters thereof on the Closing Date in accordance with and pursuant to the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents and in compliance with all laws, including the Securities Act of 1933, as amended and all other applicable federal and state securities laws. The issuance of the Senior Subordinated Notes and the execution of the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents have been duly authorized by all necessary corporate action on the part of Holdings, the Borrower and DRI I and will not require any consent or approval of any governmental agency or authority that has not been obtained prior to the Closing Date. The issuance of the Senior Subordinated Notes and the execution of the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents do not conflict with
(i) any material provision of any material law, (ii) the Organic Documents of Holdings, the Borrower or DRI I, (iii) any material agreement binding upon Holdings, the Borrower or DRI I, or (iv) any material court or administrative order or decree applicable to Holdings, the Borrower or DRI I, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of Holdings, the Borrower or DRI I. All representations and warranties of Holdings, the Borrower or DRI I contained in the Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents are true and correct in all material respects as of the Closing Date.

      (b) Each Senior Subordinated Note Document (including the Senior Subordinated Notes and the Senior Subordinated Notes Guarantee) constitutes the legal, valid and binding obligation of each of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower, as the case may be, in accordance with its terms. The subordination provisions of each such Senior Subordinated Note Document will be enforceable against the holders of the Senior Subordinated Notes by the holder of any "Senior Debt" (as defined in the Senior Subordinated Note Indenture). All Obligations, including those to pay principal of and interest (including post-petition interest) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Debt" (as defined in the Senior Subordinated Note Indenture) and all such Obligations are entitled to the benefits of the subordination created by such Senior Subordinated Note Document. Each of Holdings and the Borrower acknowledges that the Agents, the Documentation Agent, the Issuer and each Lender is entering into this Agreement, and is extending its Commitments, in reliance upon the subordination provisions of such Senior Subordinated Note Documents and this Section.

      SECTION 6.18. Year 2000. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, each Obligor believes that the "Year 2000 Problem" could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VII

                                    COVENANTS

      SECTION 7.1. Affirmative Covenants. Each of the Borrower and each Parent Guarantor agrees with the Agents, the Documentation Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, each of the Borrower and each Parent Guarantor will perform, or cause to be performed by their respective Subsidiaries, the obligations set forth in this
Section 7.1.

      SECTION 7.1.1. Financial Information, Reports, Notices, etc. Holdings will furnish, or will cause to be furnished, to each Lender, the Documentation Agent, the Issuer and each Agent copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 30 days after the end of each fiscal month other than the last such month of any Fiscal Quarter of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month, together, in each case, with the related consolidated statements of income and cash flows for such month and for the period commencing at the end of the previous Fiscal Year and ending with the last day of such month, certified by the chief financial or accounting Authorized Officer of Holdings;

            (b) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Holdings (or, if Holdings is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Quarter, together, in each case, with the related consolidated statements of income and cash flows for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial or accounting Authorized Officer of Holdings;

            (c) as soon as available and in any event within 90 days after the end of each Fiscal Year of Holdings (or, if Holdings is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for Holdings and its Subsidiaries, including therein a consolidated balance sheet for Holdings and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statements of income and cash flows for such Fiscal Year certified (without any Impermissible Qualification) by Price Waterhouse LLP or another nationally recognized firm of independent public accountants acceptable to the Agents, together with a certificate from such accountants as to whether, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing or, if in the opinion of such accounting firm such a Default has occurred and is continuing, a statement as to the nature thereof;

            (d) together with the delivery of the financial information required pursuant to clauses (b) and (c), a Compliance Certificate, in substantially the form of Exhibit E, executed by the chief financial or accounting Authorized Officer of Holdings, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agents) compliance with, among other things, the financial covenants set forth in Section 7.2.4;

            (e) (i) as soon as available and in any event no later than 60 days after the first day of each Fiscal Year of Holdings, an annual budget, setting forth on a monthly basis and in reasonable detail for such Fiscal Year of Holdings and its Subsidiaries containing consolidated and consolidating projected statements of earnings and cash flow and (ii) together with the delivery of financial statements pursuant to clause (a),
      (b) or (c) above, a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (e);

            (f) as soon as possible and in any event within five Business Days after obtaining knowledge of the occurrence of any Default, a statement of the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial or accounting Authorized Officer of the Borrower or Holdings setting forth details of such Default and the action which the Borrower or Holdings, as the case may be, has taken or proposes to take with respect thereto;

            (g) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, labor controversy, arbitration or governmental investigation or proceeding described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and of the action which the Borrower or Holdings has taken or proposes to take with respect thereto;

            (h) promptly after the sending or filing thereof, copies of all reports and registration statements (other than exhibits thereto and any registration statement on Form S-8 or its equivalent) which the Borrower, any Parent Guarantor or any of their respective Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

            (i) as soon as practicable after the chief executive or chief financial or accounting Authorized Officer of Holdings or the chief executive or chief financial or accounting officer of a member of Holdings' Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) Holdings or a member of the Holdings' Controlled Group in excess of $1,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that Holdings or any of its Subsidiaries furnish a bond to the PBGC or such Pension Plan or
      (v) any material increase in the contingent liability of Holdings or any of its Subsidiaries with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

            (j) as soon as possible and in any event within five Business Days after the delivery thereof, copies of all notices, agreements or documents delivered pursuant to the Senior Subordinated Note Documents and each other agreement for borrowed money to which any Parent Guarantor, the Borrower or any their respective Subsidiaries is a party and with a commitment or outstandings exceeding $3,000,000, except for such notices, agreements or documents delivered pursuant to the terms hereof;

            (k) on November 30, 2002, a certificate from an Authorized Officer of the Borrower, dated as of such date, in which certificate such Authorized Officer shall certify that all actions necessary for the continued perfection of the Administrative Agent's Liens on all Collateral (as defined in each Loan Document) for the period from the fifth anniversary of the Closing Date until the Stated Maturity Date for Term C Loans have been taken (including all recordings, registerings, filings, re-recordings, re-registerings and refilings of all financing statements, continuation statements or other instruments of further assurance as is necessary to ensure such continued perfection); and

            (l) such other information respecting the condition or operations, financial or otherwise, of the Borrower, any Parent Guarantor or any of their respective Subsidiaries as any Lender through any Agent may from time to time reasonably request.

      SECTION 7.1.2. Compliance with Laws, etc. Each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations, orders, decrees, judgments and injunctions, such compliance to include (a) the maintenance and preservation of its corporate or partnership existence and qualification as a foreign corporation or partnership, (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books and (c) compliance with all Pharmaceutical Laws.

      SECTION 7.1.3. Maintenance of Properties. Each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to, maintain, preserve, protect and keep its material properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of such properties is no longer economically desirable.

      SECTION 7.1.4. Insurance. Each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to, maintain or cause to be maintained with insurance companies rated A- or better by A.M. Best Company insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses in similar geographic locations and with such provisions and endorsements as the Agents may reasonably request (provided that in no event will any deductible or self-insured retention in respect of liability claims or in respect of casualty damage exceed, in each such case, $500,000 per occurrence) and will, upon request of the Agents, furnish to the Agents, the Documentation Agent and each Lender a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries in accordance with this Section. Without limiting the foregoing, each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to, ensure that:

            (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

            (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

            (c) With respect to each life insurance policy, the Borrower, such Parent Guarantor or such Subsidiary, as the case may be, shall execute and deliver to the Administrative Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

            (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer.

            (e) The Borrower, such Parent Guarantor or such Subsidiary, as the case may be, shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

      SECTION 7.1.5. Books and Records. Each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to, (a) keep books and records which accurately reflect in all material respects all of its business affairs and transactions and (b) permit the Agents, the Documentation Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, (i) to visit all of its offices, (ii) to discuss its financial matters with its officers and, after notice to the Borrower and provision of an opportunity for the Borrower to participate in such discussion, its independent public accountant (and each of the Borrower and each Parent Guarantor hereby authorizes, and will cause each of their respective Subsidiaries to authorize, such independent public accountant to discuss the Borrower's, such Parent Guarantor's or such Subsidiary's financial matters with the Issuer and each Lender or its representatives whether or not any representative of the Borrower, such Parent Guarantor or such Subsidiary is present, so long as the Borrower, such Parent Guarantor or such Subsidiary has been afforded a reasonable opportunity to be present) and (iii) to examine, and photocopy extracts from, any of its books or other corporate or partnership records. The cost and expense of one such visit (the "Paid Visit") by each Agent in each Fiscal Year shall be borne by the Borrower; provided, however, that the cost and expenses of any visit made by such Agent after a Default or an Event of Default has occurred and is then continuing shall be for the account of the Borrower and shall not count as the Paid Visit made by such Agent.

      SECTION 7.1.6. Environmental Covenant. Each of the Borrower and each Parent Guarantor will, and will cause each of their respective Subsidiaries to,

            (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

            (b) immediately notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws; and

            (c) provide such information and certifications which the Agents may reasonably request from time to time to evidence compliance with this
      Section 7.1.6.

      SECTION 7.1.7. Future Subsidiaries. Each of the Borrower and each Parent Guarantor hereby covenants and agrees that, upon any Person becoming, after the Amendment Effective Date, a Subsidiary of the Borrower, or (in the case of clause (b) below only) upon the Borrower or any Subsidiary acquiring additional Capital Stock of any existing Subsidiary, the Borrower shall notify the Agents of such acquisition, and

            (a) the Borrower shall promptly cause such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a Subsidiary Guaranty (or a supplement thereto in the form of the exhibit thereto), the Subsidiary Security Agreement

      (or a supplement thereto in the form of the exhibit thereto) (and, if such Subsidiary owns any real property, a Mortgage) and a Perfection Certificate, together with Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in appropriate form for filing under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement or a Mortgage, as the case may be; and

            (b) the Borrower shall promptly deliver the Borrower Pledge Agreement to the Agents, duly executed and delivered by an Authorized Officer of the Borrower (unless so executed and delivered previously), and shall promptly deliver, or cause to be delivered, the Subsidiary Pledge Agreement to the Agents, duly executed and delivered by an Authorized Officer of the relevant Subsidiary (unless so executed and delivered previously), and shall promptly deliver, or cause to be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Borrower or any Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities or are held through a financial intermediary, confirmation and evidence satisfactory to the Agents that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, or other appropriate steps shall have been taken under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions, in form and substance and from counsel satisfactory to the Agents, as the Agents may reasonably request; provided, however, that notwithstanding the foregoing, no Foreign Subsidiary shall be required to execute and deliver (x) a Mortgage or the Subsidiary Security Agreement (or a supplement thereto) or (y) the Subsidiary Guaranty (or a supplement thereto) in the event that such execution and delivery thereof would result in a material increase in tax or similar liabilities for the Borrower and its Subsidiaries, on a consolidated basis, nor will the Borrower or any Subsidiary of the Borrower be required to deliver in pledge pursuant to a Pledge Agreement in excess of 65% of the total combined voting power of all classes of Capital Stock of a Foreign Subsidiary entitled to vote in the event that such pledge would result in a material increase in tax or similar liabilities for the Borrower and its Subsidiaries, on a consolidated basis.

      SECTION 7.1.8. Future Leased Property and Future Acquisitions of Real Property; Future Acquisition of Other Property. (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Amendment Effective Date (including any lease entered into in connection with a Sale and Leaseback Transaction), each of the Borrower and each Parent Guarantor shall, and shall cause each of their respective Subsidiaries that is not a Foreign Subsidiary to, use its (and their) commercially reasonable best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Property Waiver executed by the lessor of any real property that is to be leased by the Borrower, such Parent Guarantor or such Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's.

      (b) In the event that the Borrower, any Parent Guarantor or any of their respective Subsidiaries that is not a Foreign Subsidiary shall acquire any real property having a value as determined in good faith by the Agents in excess of $1,000,000 in the aggregate, the Borrower, such Parent Guarantor or such Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Agents with (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Agents, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby, (ii) mortgagee's title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Agents, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Agents, and such policies shall also include a revolving credit endorsement and such other endorsements as the Agents shall request and shall be accompanied by evidence of the payment in full of all premiums thereon, and (iii) such other approvals, opinions, or documents as the Agents may reasonably request; provided, however, that the Borrower or any of its Subsidiaries that is not a Foreign Subsidiary will not have to execute and deliver a Mortgage in respect of such property under the terms of this clause (b) if (A) the Borrower or such Subsidiary acquires such property for the purposes of entering into a Sale and Leaseback Transaction pursuant to Section 7.2.14 (such property a "Subject Property"), (B) such Subject Property is sold within one year of the date of its purchase, and
(C) the Valuation Amount of such Subject Property when taken together with the Valuation Amount of each other Subject Property owned by the Borrower and its Subsidiaries does not exceed $7,000,000 at any time.

      (c) In accordance with the terms and provisions of the Security Documents, provide the Agents with evidence of all recordings and filings as may be necessary or, in the reasonable opinion of the Agents, desirable to create a valid, perfected first priority Lien, subject to the Liens permitted by Section 7.2.3, against all property acquired after the Amendment Effective Date (excluding leases of real property).

      SECTION 7.1.9. Use of Proceeds, etc. The Borrower shall, and each Parent Guarantor shall cause the Borrower to,

            (a) apply the proceeds of (i) the Additional Term C Loans to repay outstanding Existing Revolving Loans on the Amendment Effective Date and
      (ii) the Additional Term C Loans (to the extent not applied in accordance with clause (a)(i) above), the Revolving Loans and the Swing Line Loans, for the general corporate purposes of (A) the Borrower and its Subsidiaries, including working capital needs and financing for store expansions and acquisitions and (B) Holdings, to the extent permitted under Section 7.2.6; and

            (b) use Letters of Credit only for purposes of supporting working capital and general corporate purposes of the Borrower and its Subsidiaries.

      SECTION 7.1.10. [INTENTIONALLY OMITTED].

      SECTION 7.1.11. [INTENTIONALLY OMITTED].

      SECTION 7.1.12. Maintenance of Corporate Separateness. Each Parent Guarantor will satisfy customary corporate formalities, including the maintenance of corporate records. Each Parent Guarantor shall not make any payment to a creditor of any other Obligor in respect of any liability of such Obligor (other than pursuant to a Contingent Liability permitted hereunder), and no bank account of such Parent Guarantor shall be commingled with any bank account of any other Obligor. Any financial statements distributed to any creditors of any Parent Guarantor shall, to the extent permitted by GAAP, clearly establish the corporate separateness of such Parent Guarantor from each other Obligor. Finally, each Parent Guarantor shall not take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of such Parent Guarantor on the one hand and of any other Obligor on the other hand being ignored, or in the assets and liabilities of such other Obligor being substantively consolidated with those of such Parent Guarantor in a bankruptcy, reorganization or other insolvency proceeding.

      SECTION 7.1.13. Borrower Indebtedness. Any Indebtedness of the Borrower now or hereafter held by any Parent Guarantor or any of their respective Subsidiaries (other than the Borrower) is hereby subordinated to the Indebtedness of the Borrower to the Agents, the Issuer and the Lenders; and such indebtedness of the Borrower to such Parent Guarantor or such Subsidiary, if the Agents, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Parent Guarantor or such Subsidiary as trustee for the Agents, the Issuer and the Lenders and be paid over to the Administrative Agent on behalf of the Agents, the Issuer and the Lenders on account of the indebtedness of the Borrower to the Agents, the Issuer and the Lenders, but without affecting or impairing in any manner the obligations of such Parent Guarantor or such Subsidiary hereunder or under each other Loan Document to which it is a party. Prior to the transfer by any Parent Guarantor or any their respective Subsidiaries (other than the Borrower) of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Parent Guarantor or such Subsidiary, such Parent Guarantor or such Subsidiary shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

      SECTION 7.1.14. Existing Mortgage. If the Borrower has not sold the real property described in the Existing Mortgage by December 31, 1998, the Borrower shall fulfill its obligations under clause (b) of Section 7.1.8 as if such real property were acquired after the date hereof.

      SECTION 7.2. Negative Covenants. Each of the Borrower and each Parent Guarantor agrees with the Agents, the Documentation Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, each of the Borrower and each Parent Guarantor will perform the obligations set forth in this Section 7.2.

      SECTION 7.2.1. Business Activities. (a) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except business activities of the type in which the Borrower and its Subsidiaries are engaged on the Closing Date and such activities as may be incidental, similar or related thereto.

      (b) No Parent Guarantor will engage in any business activity other than
(i) its continuing ownership of (A) in the case of Holdings, its 99% general partnership interest in the Borrower and all the shares of Capital Stock of DRI I and (B) in the case of DRI I, its 1% general partnership interest in the Borrower, and (ii) its compliance with all applicable laws, rules and regulations (including SEC reporting requirements) and the obligations applicable to it under the Loan Documents and the Material Documents to which such Parent Guarantor is a party. Without limiting the generality of the immediately preceding sentence, no Parent Guarantor will take any action, including the filing of any income tax return, that would result in the Borrower ceasing to be treated as a partnership within meaning of Section 761(a) of the Code for Federal income tax purposes.

      SECTION 7.2.2. Indebtedness. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness in respect of the Credit Extensions and other Obligations;

            (b) [INTENTIONALLY OMITTED];

            (c) Indebtedness identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

            (d) (i) Indebtedness of Holdings evidenced by the Senior Subordinated Notes and (ii) Indebtedness of the Borrower, DRI I and each other Subsidiary of Holdings consisting of Contingent Liabilities under the Senior Subordinated Notes Guarantees in respect of the Indebtedness described in clause (d)(i);

            (e) Indebtedness in an aggregate principal amount not to exceed $15,000,000 at any time outstanding which is, or has been, incurred by the Borrower or any of its Subsidiaries (i) to a vendor of any assets permitted to be acquired pursuant to Section 7.2.7 to finance its acquisition of such assets or (ii) in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;

            (f) Indebtedness of the Borrower owing to any Subsidiary Guarantor;

            (g) Indebtedness of Subsidiary Guarantors that are Wholly-owned Subsidiaries of the Borrower owing to the Borrower or any other Subsidiary Guarantor;

            (h) Indebtedness of Subsidiaries of the Borrower owing to the Borrower or a Subsidiary Guarantor to the extent permitted by clause (e) of Section 7.2.5;

            (i) Hedging Obligations of the Borrower in respect of the Loans;

            (j) unsecured Indebtedness of the Borrower or any of its Subsidiaries incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

            (k) Indebtedness of the Borrower incurred under the Rapid Remit Program in an aggregate amount at any time outstanding not to exceed $5,000,000;

            (l) Indebtedness which refinances Indebtedness permitted by clause
      (c) and (d) above; provided, however, that after giving effect to such refinancing, (i) the principal amount of outstanding Indebtedness is not increased (other than in the case of a refinancing of Indebtedness permitted by clause (d) above by the amount of reasonable fees and expenses incurred in connection with such refinancing), (ii) neither the tenor nor the average life thereof is reduced, (iii) the respective obligor or obligors shall be the same on the refinancing Indebtedness as on the Indebtedness being refinanced, (iv) the security, if any, for the refinancing Indebtedness shall be the same as that for the Indebtedness being refinanced (except to the extent that less security is granted to holders of such refinancing Indebtedness), (v) the holders of such refinancing Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome to the obligor or obligors than those contained in the Indebtedness being refinanced and (vi) the refinancing Indebtedness is subordinated to the same degree, if any, as the Indebtedness being refinanced; and

            (m) other unsecured Indebtedness of the Borrower and its Subsidiaries in an aggregate amount at any time outstanding not to exceed $7,500,000;

provided, however, that (i) no Indebtedness otherwise permitted by clause (e) or
(m) may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing and (ii) no Indebtedness otherwise permitted hereunder by any of clauses (a) through (m) may be incurred if, after giving effect to the application thereof, there shall be a "Default" or "Event of Default" under and as defined in the Senior Subordinated Note Indenture, as in effect on the Closing Date.

      SECTION 7.2.3. Liens. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens securing payment of the Obligations or any Hedging Obligations owed to any Lender or any Affiliate of any Lender, granted pursuant to any Loan Document;

            (b) [INTENTIONALLY OMITTED];

            (c) Liens granted prior to the Closing Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;

            (d) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (e) of Section 7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

            (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (h) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with insurance companies of the nature described in
      Section 7.1.4;

            (i) Liens granted by the Borrower in favor of Pharmacy Fund (A) securing the recourse obligations owing to Pharmacy Fund pursuant to the Rapid Remit Program for rejected or adjusted Prescription Receivables, (B) consisting of the right of set-off granted to Pharmacy Fund in connection with rejected or adjusted receivables, other payments owing to Pharmacy Fund and administrative fees and expenses pursuant to the Rapid Remit Program and (C) consisting of precautionary liens on receivables, chattel paper, general intangibles and the proceeds thereof directly related to the Rapid Remit Program; and

            (j) Liens with respect to minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by the Borrower or any of its Subsidiaries in the ordinary course of their business of the property subject thereto.

      SECTION 7.2.4. Financial Covenants. (a) Net Worth. Each of the Borrower and each Parent Guarantor will not permit Net Worth at any time from and after the last day of the 1998 Fiscal Year to be less than an amount equal to 50% of the cumulative Net Income (in excess of zero) for the period from the first day of the 1998 Fiscal Year to the end of the Fiscal Quarter most recently ended on or prior to such date of determination.

      (b) Leverage Ratio. Each of the Borrower and each Parent Guarantor will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending after the Amendment Effective Date and occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                    Period                        Leverage Ratio
                    ------                        --------------
          first Fiscal Quarter of the 1999            5.00:1
             Fiscal Year through the second
             Fiscal Quarter of the 1999
             Fiscal Year
          third Fiscal Quarter of the 1999            4.75:1
                Fiscal Year
          fourth Fiscal Quarter of the 1999           4.50:1
                Fiscal Year
          first Fiscal Quarter of the 2000            3.25:1
            Fiscal Year through the fourth
            Fiscal Quarter of the 2000
            Fiscal Year
          first Fiscal Quarter of the 2001            3.00:1
            Fiscal Year and each Fiscal
            Quarter thereafter

      (c) Interest Coverage Ratio. Each of the Borrower and each Parent Guarantor will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending after the Amendment Effective Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:

                    Period                    Interest Coverage Ratio
                    ------                    -----------------------
          first Fiscal Quarter of the 1999            2.10:1
            Fiscal Year through the third
            Fiscal Quarter of the 1999
            Fiscal Year
          fourth Fiscal Quarter of the 1999           2.25:1
            Fiscal Year
          first Fiscal Quarter of the 2000            3.00:1
            Fiscal Year and each Fiscal
            Quarter thereafter

      (d) Fixed Charge Coverage Ratio. Each of the Borrower and each Parent Guarantor will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter ending after the Amendment Effective Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:

                    Period                  Fixed Charge Coverage Ratio
                    ------                  ---------------------------
          first Fiscal Quarter of the 1999            1.00:1
            Fiscal Year through the fourth
            Fiscal Quarter of the 1999
            Fiscal Year
          first Fiscal Quarter of the 2000            1.10:1
            Fiscal Year and each Fiscal
            Quarter thereafter

      SECTION 7.2.5. Investments. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

            (a) Investments existing on the Closing Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

            (b) Cash Equivalent Investments;

            (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

            (d) without duplication, Investments permitted as Capital Expenditures of the Borrower and its Subsidiaries pursuant to Section 7.2.7;

            (e) Investments by any Parent Guarantor, the Borrower or any Subsidiary Guarantor in the Borrower or Subsidiary Guarantors that are Wholly-owned Subsidiaries of the Borrower;

            (f) Investments to the extent the consideration received pursuant to clause (c)(i) of Section 7.2.9 is not all cash;

            (g) Investments in the form of loans to officers, directors and employees of Holdings and its Subsidiaries for the sole purpose of purchasing Capital Stock of Holdings (or purchases of such loans made by others) in an aggregate amount at any time outstanding not to exceed $3,000,000;

            (h) other Investments made by the Borrower or any of its Subsidiaries, by way of contributions to capital, the making of loans or advances or the incurrence of Contingent Liabilities, in an aggregate amount not to exceed

                  (i) to the extent such Investments are made with the Capital
            Stock of Holdings, $30,000,000 since the Closing Date (such amounts in this clause (h)(i) to be determined based on the fair market value of such Capital Stock at the time of such Investments); and

                  (ii) to the extent such Investments are not made with the
            Capital Stock of Holdings, $20,000,000 since the Closing Date,

      which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to Section 7.2.1) a majority controlling interest in the Person in which such Investment was made or increasing any such controlling interest maintained by it in such Person; or

            (i) other Investments made by the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding;

provided, however, that

            (j) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

            (k) no Investment otherwise permitted by clause (c) (except to the extent permitted under Section 7.2.2), (f), (g), (h) or (i) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing; and

            (l) no Investment otherwise permitted by clauses (a) through (i) may be made if, after giving effect to the application thereof, there shall be a "Default" or "Event of Default" under and as defined in the Senior Subordinated Note Indenture, in each case as in effect on the Closing Date.

      SECTION 7.2.6. Restricted Payments, etc. On and at all times after the date hereof;

            (a) each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, declare, pay or make any dividend, distribution or exchange (in cash, property or obligations) on or in respect of any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Parent Guarantor or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Parent Guarantor (other than (i) dividends or distributions payable in its common stock or warrants to purchase its common stock and (ii) splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, exchange, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase, redeem or exchange, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Parent Guarantor, warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower or any Parent Guarantor;

            (b) each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, (i) make any payment or prepayment of principal of, or make any payment of interest on, any subordinated note (including any Senior Subordinated Note) on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such subordinated note, or which would violate the subordination provisions of such subordinated note, or (ii) redeem, purchase or defease any subordinated note (including any Senior

      Subordinated Note) (the foregoing prohibited acts referred to in clauses
      (a) and (b) above are herein collectively referred to as "Restricted Payments");

provided, however, that

            (c) notwithstanding the provisions of clause (a) above, the Borrower shall be permitted to make Restricted Payments to DRI I (which shall in turn utilize all of any such Restricted Payment to make Restricted Payments to Holdings) and to Holdings to the extent necessary to enable Holdings to pay interest on the Senior Subordinated Notes, so long as (i) no Default or Event of Default exists or would result therefrom and (ii) the Restricted Payments referred to below are permitted to be paid at such time under the Senior Subordinated Note Indenture;

            (d) notwithstanding the provisions of clause (a) above, the Borrower shall be permitted to make Restricted Payments to Holdings and to DRI I (which may in turn utilize all or part of any such Restricted Payment to make Restricted Payments to Holdings), in each case to the extent necessary to enable Holdings and DRI I

                  (i) to pay their overhead expenses to the extent permitted under the Senior Subordinated Note Indenture as in effect on the Closing Date; provided, that the aggregate amount of Restricted Payments paid by the Borrower pursuant to this clause (d)(i) in any Fiscal Year shall not exceed $2,000,000; and

                  (ii) to pay their respective taxes based on income and
            franchise taxes and other similar licensure expenses; and

                  (iii) to defease and redeem the Holdings Subordinated Notes, as contemplated by Section 7.1.9(a); and

            (e) so long as (i) no Default or Event of Default shall have occurred and be continuing on the date such Restricted Payment is declared or to be made, nor would a Default or an Event of Default result from the making of such Restricted Payment, (ii) after giving effect to the making of such Restricted Payment, Holdings shall be in pro forma compliance with the covenants set forth in Section 7.2.4 for the most recent fully ended Fiscal Quarter preceding the date of the making of such Restricted Payment for which the relevant financial information has been delivered pursuant to clause (b) or (c) of Section 7.1.1, and (iii) an Authorized Officer of Holdings shall have delivered a certificate to the Administrative Agent in form and substance satisfactory to the Administrative Agent (including a calculation of Holdings' compliance with the covenants set forth in
      Section 7.2.4 in reasonable detail) certifying as to the accuracy of subclauses (i) and (ii) above, the Borrower shall be permitted to make Restricted

      Payments to Holdings and to DRI I (which shall in turn utilize all of any such Restricted Payment to make Restricted Payments to Holdings), in each case to the extent necessary to enable Holdings to repurchase, redeem or otherwise acquire or retire for value any Capital Stock of Holdings held by any member of management of Holdings or any of its Subsidiaries pursuant to any management equity subscription agreement or stock option agreement, in each case as in effect on the Closing Date; provided, however, that (A) the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock shall not exceed an amount equal to $2,000,000 in any twelve month period plus (B) the aggregate cash proceeds received by Holdings during such twelve month period from any reissuance of Capital Stock of Holdings by Holdings to members of management of Holdings or any of its Subsidiaries.

      SECTION 7.2.7. Capital Expenditures, etc. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures of the Borrower and its Subsidiaries which do not aggregate in excess of $30,000,000 in the 1998 Fiscal Year and $25,000,000 in each Fiscal Year thereafter; provided, however, that, to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such Fiscal Year, up to 50% of such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by Holdings to the Agents in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal
Year), and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to the Borrower and its Subsidiaries using the amount of Capital Expenditures permitted by this Section in such succeeding Fiscal Year, without giving effect to such carry-forward; provided further, however, that the Borrower and its Subsidiaries may make or commit to make additional Capital Expenditures solely attributable to the Rock Bottom Acquisition in an aggregate amount of $7,000,000 from the date hereof.

      SECTION 7.2.8. Consolidation, Merger, etc. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

            (a) any Subsidiary of the Borrower may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving entity of such combination or merger) or any other Subsidiary, and the assets or stock of any such Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; provided, that notwithstanding the above, a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of the Borrower if, after giving effect to such combination or merger, the Borrower continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a Pledge Agreement, a percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Stock (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by the Borrower or pledged to the Administrative Agent;

            (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to Section 7.2.7 or clause (i) of Section 7.2.5; and

            (c) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of the Sellers pursuant to the Asset Purchase Agreement.

      SECTION 7.2.9. Asset Dispositions, etc. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless:

            (a) such sale, transfer, lease, contribution or conveyance of such assets is (i) in the ordinary course of its business (and does not constitute a sale, transfer, lease, contribution or other conveyance of all or a substantial part of the Borrower's and its Subsidiaries' assets, taken as a whole) or is of obsolete or worn out property, (ii) permitted by Section 7.2.8 or 7.2.14, or (iii) between the Borrower and one of its Subsidiary Guarantors or between Subsidiary Guarantors of the Borrower;

            (b) such sale, transfer, lease, contribution or conveyance consists of the sale by the Borrower of third party prescription receivables resulting from the sale of pharmaceutical products to customers covered by third party insurance or payment programs (the "Prescription Receivables") to Pharmacy Fund, in each case pursuant to, and in accordance with the terms of the Rapid Remit Program Documents;

            (c) such sale, transfer, lease, contribution or conveyance by (i) the Borrower or any of its Subsidiaries constitutes (A) an Investment permitted under Section 7.2.5 or (B) a Lien permitted under Section 7.2.3 or (ii) any Parent Guarantor constitutes an Investment permitted under clause (b), (c) or (e) of Section 7.2.5; or

            (d) (i) such sale, transfer, lease, contribution or conveyance by the Borrower or any of its Subsidiaries of such assets is for fair market value and the consideration consists of no less than 80% in cash (other than assets sold, transferred, leased, contributed or conveyed in an individual amount not to exceed $50,000 and in an aggregate amount not to exceed $500,000 since the Closing Date), (ii) the Net Disposition Proceeds received from such assets, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause (d) since the Closing Date, does not exceed (individually or in the aggregate) $10,000,000 over the term of this Agreement and (iii) an amount equal to the Net Disposition Proceeds generated from such sale, transfer, lease, contribution or conveyance is applied to prepay the Loans pursuant to the terms of Sections 3.1.1 and 3.1.2.

      SECTION 7.2.10. Modification of Certain Agreements. Without the prior written consent of the Required Lenders, each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any Material Document or any schedules, exhibits or agreements related thereto, in each case which does not comply with the requirements set forth in the proviso to clause (l) of Section 7.2.2 or would adversely affect the rights or remedies of the Lenders, or the Borrower's, such Parent Guarantor's or such Subsidiary's ability to perform hereunder or under any Loan Document.

      SECTION 7.2.11. Transactions with Affiliates. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower, such Parent Guarantor or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower, such Parent Guarantor or such Subsidiary with a Person which is not one of its Affiliates; provided, however that the Borrower, the Parent Guarantors and their respective Subsidiaries shall be permitted to enter into and perform their obligations under the Material Documents to which each is a party as of the Closing Date and arrangements with DLJ and its Affiliates for underwriting, investment banking and advisory services on usual and customary terms.

      SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc. Each of the Borrower and each Parent Guarantor will not, and will not permit any of their respective Subsidiaries to, enter into any agreement prohibiting

            (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than, in the case of any assets acquired with the proceeds of any Indebtedness, or subject to Capitalized Lease Liabilities, permitted under clause (e) of
      Section 7.2.2, customary limitations and prohibitions contained in such Indebtedness or Capitalized Lease), or (ii) ability of the Borrower, any Parent Guarantor or any other Obligor to amend or otherwise modify this

      Agreement or any other Loan Document; or

            (b) any Subsidiary from making any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

      SECTION 7.2.13. Stock of Subsidiaries. Each of the Borrower and each Parent Guarantor will not permit any Subsidiary of the Borrower to issue any Capital Stock (whether for value or otherwise) to any Person other than the Borrower or another Wholly-owned Subsidiary of the Borrower.

      SECTION 7.2.14. Sale and Leaseback. Each of the Borrower and each Parent Guarantor will not, and will not permit any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any of its Subsidiaries (a "Sale and Leaseback Transaction"); provided, however, that the Borrower or any of its Subsidiaries may enter into Sale and Leaseback Transactions so long as (a) each such Sale and Leaseback Transaction is consummated no more than one year after the original date of purchase of the Subject Property, (b) the Borrower or such Subsidiary receives cash in an amount greater than or equal to the Valuation Amount of such Subject Property concurrent with the sale thereof, (c) each lease entered into in connection with each such Sale and Leaseback Transaction is a true operating lease in accordance with GAAP, and (d) the proceeds of such sale under such Sale and Leaseback Transaction are applied in accordance with the terms of clause (f) of Section 3.1.1.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

      SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

      SECTION 8.1.1. Non-Payment of Obligations. (a) The Borrower shall default in the payment or prepayment of any principal of any Loan when due or any Reimbursement Obligations or any deposit of cash for collateral purposes pursuant to Section 2.6.2 or Section 2.6.4, as the case may be, or (b) any Obligor (including the Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee with respect to the Loans or Commitments or of any other monetary Obligation.

      SECTION 8.1.2. Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made by it hereunder or under any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Agents, the Documentation Agent, the Issuer, the Arranger or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

      SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower or any Parent Guarantor shall default in the due performance and observance of any of its obligations under Section 7.1.4, 7.1.6(b), 7.1.9, 7.1.10, 7.1.11 or 7.2 (other than clause (a) of Section 7.2.1), or any other Obligor shall default in the performance of any of its obligations in respect of such Sections as such Sections are incorporated by reference or otherwise in any Loan Document to which such Obligor is a party.

      SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days from the earlier of the date an Authorized Officer of such Obligor has actual knowledge thereof and the receipt by such Obligor of written notice thereof from the Administrative Agent.

      SECTION 8.1.5. Default on Other Indebtedness. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness, other than Indebtedness described in Section 8.1.1, of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $3,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

      SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $3,000,000 (not covered by insurance from an insurance company rated A- or better by A.M. Best Company that is not denying its liability with respect thereto) shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and remain unpaid and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

      SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan (a) the institution of any steps by Holdings, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, Holdings or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000, or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

      SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

      SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower or any of its Subsidiaries or any other Obligor shall

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent, acquiescence or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Agents, the Documentation Agent, the Arranger, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes the Agents, the Documentation Agent, the Arranger, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

            (e) take any action (partnership, corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

      SECTION 8.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by the Loan Documents.

      SECTION 8.2. Action if Bankruptcy, etc. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to the undrawn amount of all Letters of Credit outstanding.

      SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than an Event of Default described in clauses (a), through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable, require the Borrower to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the undrawn amount of all Letters of Credit outstanding and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall deposit with the Administrative Agent cash collateral in an amount equal to the undrawn amount of all Letters of Credit outstanding.

                                   ARTICLE IX

                                    GUARANTY

      SECTION 9.1. Guaranty. Each Parent Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article IX.

The guaranty set forth in this Article IX constitutes a guaranty of payment when due and not of collection, and each Parent Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of each Parent Guarantor under the guaranty set forth in this Article IX.

      SECTION 9.2. Acceleration of Parent Guaranty. Each Parent Guarantor agrees that upon the occurrence of an Event of Default of the nature set forth in clauses (a) through (d) of Section 8.1.9, at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, then each Parent Guarantor agrees that it will pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Article IX by each Parent Guarantor if all such Obligations were then due and payable.

      SECTION 9.3. Guaranty Absolute, etc. The guaranty set forth in this
Article IX shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of each Parent Guarantor under the guaranty set forth in this Article IX shall have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated or expired and all Commitments shall have terminated. Each Parent Guarantor guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Parent Guarantor under the guaranty set forth in this Article IX shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Parent Guarantor)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including any Parent Guarantor) of, or collateral securing, any Obligations of the Borrower;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower, or any other extension, compromise or renewal of any Obligation of the Borrower;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the each Parent Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

      SECTION 9.4. Reinstatement, etc. Each Parent Guarantor agrees that the guaranty set forth in this Article IX shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

      SECTION 9.5. Waiver, etc. Each Parent Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower and the guaranty set forth in this Article IX and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower.

      SECTION 9.6. Postponement of Subrogation, etc. Each Parent Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article IX, by any payment made under the guaranty set forth in this Article IX or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit, the termination or expiration of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Parent Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

            (a) each Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower, and

            (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated or expired and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at any Parent Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the applicable Parent Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Parent Guarantor of an interest in the Obligations of the Borrower resulting from such payment by such Parent Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Parent Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Article IX to any Secured Party or any holder of a Note.

      SECTION 9.7. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty set forth in this Article IX shall:

            (a) be binding upon each Parent Guarantor and its successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Article IX) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X.

                                    ARTICLE X

                                   THE AGENTS

      SECTION 10.1. Actions. Each Lender hereby appoints DLJ as its Syndication Agent and Fleet as its Administrative Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agents to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each of the Agents agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agents, ratably in accordance with their respective Term Loans outstanding and Commitments (or, if no Term Loans or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, any of the Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrower or any other Obligor (and without limiting the obligation of the Borrower or any other Obligor to do so); provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from such Agent's gross negligence or willful misconduct. The Agents shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of any of the Agents shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

      SECTION 10.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York City time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrower agrees to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

      SECTION 10.3. Exculpation. None of the Agents, the Swing Line Lender, the Issuer or the Arranger nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent, the Swing Line Lender or the Issuer shall not obligate it to make any further inquiry or to take any action. The Agents, the Swing Line Lender and the Issuer shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents, the Swing Line Lender or the Issuer, as applicable, believe to be genuine and to have been presented by a proper Person.

      SECTION 10.4. Successor. The Syndication Agent may resign as such upon one Business Day's notice to the Borrower and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of the Borrower (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of (i) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement, and (ii) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

      SECTION 10.5. Credit Extensions by each Agent. Each Agent, the Swing Line Lender and the Issuer shall have the same rights and powers with respect to (x)
(i) in the case of the Agents and the Swing Line Lender, the Credit Extensions made by it or any of its Affiliates and (ii) in the case of the Issuer, the Loans made by it or any of its Affiliates, and (y) the Notes held by such Agent, the Swing Line Lender, the Issuer or any of their respective Affiliates as any other Lender and may exercise the same as if it were not an Agent or the Issuer. Each Agent, the Swing Line Lender, the Issuer and each and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Agent, the Swing Line Lender or Issuer were not an Agent, the Swing Line Lender or the Issuer hereunder.

      SECTION 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent, the Documentation Agent, the Arranger, the Swing Line Lender, the Issuer and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent, the Documentation Agent, the Arranger, the Swing Line Lender, the Issuer and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

      SECTION 10.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender and the Issuer of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders and the Issuer by the Borrower). The Administrative Agent will distribute to each Lender and the Issuer each document or instrument received for such Lender's or the Issuers's account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders and/or the Issuer by the Administrative Agent in accordance with the terms of this Agreement.

      SECTION 10.8. The Swing Line Lender, the Issuer, the Documentation Agent, the Syndication Agent and the Administrative Agent. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, the Swing Line Lender, the Issuer, the Documentation Agent and the Agents, in their respective capacities as such, each in such capacity, shall have no duties or responsibilities under this Agreement or any other Loan Document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Swing Line Lender, the Issuer, the Documentation Agent or any Agent, as applicable, in such capacity except as are explicitly set forth herein or in the other Loan Documents.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      SECTION 11.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and each Obligor party thereto and by the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

            (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

            (b) modify this Section 11.1, or clause (a) of Section 11.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce, or extend the due date for, any fees described in Section 3.3 (other than any fee referred to in Section 3.3.2), release any Guarantor from its obligations under any Guaranty, or release all or substantially all of the collateral security (except in each case as otherwise specifically provided in this Agreement, any such Guaranty, a Security

      Agreement or a Pledge Agreement) or extend any Commitment Termination Date shall be made without the consent of each Lender adversely affected thereby;

            (c) extend the due date for, or reduce the amount of, (i) any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) or
      (ii) any repayment of any Reimbursement Obligation (or reduce the amount of or rate of interest on any Reimbursement Obligation) shall be made without the consent of the holder of the Note evidencing such Loan or, in the case of a Reimbursement Obligation, the Issuer owed, and those Lenders participating in, such Reimbursement Obligation;

            (d) affect adversely the interests, rights or obligations of any Agent, the Swing Line Lender, the Issuer or the Arranger (in its capacity as Agent, the Swing Line Lender, the Issuer or the Arranger), unless consented to by such Agent, the Swing Line Lender, the Issuer or the Arranger, as the case may be; or

            (e) have the effect (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Revolving Loan, the Swing Line Loan or the issuance of a Letter of Credit without the consent of Lenders holding at least 51% of the Revolving Loan Commitments; or

            (f) amend, modify or waive the provisions of clause (a)(i) of
      Section 3.1.1 or clause (b) of Section 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the Lenders participating in any Tranche differently from those of Lenders participating in other Tranches, without the consent of the holders of the Notes evidencing greater than 50% of the aggregate amount of Loans outstanding under each Tranche affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitment Amount, the Lenders holding greater than 50% of the Revolving Loan Commitments.

No failure or delay on the part of any Agent, the Issuer, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 11.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on its signature page hereto or on Schedule II hereto or, in the case of a Lender that becomes a party hereto after the date hereof, as set forth in the Lender Assignment Agreement pursuant to which such Lender becomes a Lender hereunder or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (and electronic confirmation of receipt thereof has been received).

      SECTION 11.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of each of the Agents and the Arranger (including the reasonable fees and out-of-pocket expenses of counsel to the Agents and the Arranger and of local or foreign counsel, if any, who may be retained by counsel to the Agents) in connection with

            (a) the syndication by the Syndication Agent and the Arranger of the Loans, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

            (b) the filing, recording, refiling or rerecording of each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Pledge Agreement, Security Agreement or Uniform Commercial Code financial statements; and

            (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Agents, the Documentation Agent, the Arranger, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder or the issuance of the Notes or Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Agent, the Documentation Agent, the Arranger, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by such Agent, the Documentation Agent, the Arranger, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

      SECTION 11.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby, to the fullest extent permitted under applicable law, indemnifies, exonerates and holds each Agent, the Documentation Agent, the Arranger, the Issuer, and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, trustees, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the "Indemnified Parties"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

            (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

            (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by any Lender to make any Credit Extension hereunder);

            (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not such Agent, the Documentation Agent, the Issuer, the Arranger or such Lender is party thereto;

            (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the Borrower's or any of its Subsidiaries' compliance with or liability under Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

            (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time the Borrower or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. The

Borrower and its permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, any Agent, the Documentation Agent, the Issuer, the Arranger or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower, to the extent permitted under applicable law, with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      SECTION 11.5. Survival. The obligations of the Borrower under Sections 2.6.7(a)(ii), 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, the obligations of each Parent
Guarantor under Section 9.1(b) and the obligations of the Lenders under Sections
4.8 and 10.1, shall in each case survive any assignment or participation pursuant to Section 11.11, any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

      SECTION 11.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 11.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

      SECTION 11.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 11.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED THEREIN, EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 11.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of each of the Agents and all Lenders, and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

      SECTION 11.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons, on a non pro rata basis (except as provided below), in accordance with this Section 11.11.

      SECTION 11.11.1. Assignments. Any Lender (the "Assignor Lender"),

            (a) with the written consents of the Borrower, the Agents and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer (which consents shall not be unreasonably delayed or withheld and which consents of the Agents and the Issuer shall not be required in the case of assignments made by or to DLJ or any of its Affiliates and which consent of the Borrower shall not be required if a Default or an Event of Default shall have occurred and be continuing), may at any time assign and delegate to one or more commercial banks or other financial institutions or funds which are regularly engaged in making, purchasing or investing in loans or securities, and

            (b) with notice to the Borrower, the Agents, and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuer, but without the consent of the Borrower, the Agents or the Issuer, may assign and delegate to any of its Affiliates or Related Funds or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments (which assignment and delegation shall be, as among Revolving Loan Commitments, Revolving Loans and participations in Letters of Credit, of a constant, and not a varying, percentage) (the "Assigned Amount") in a minimum aggregate amount of (i) $1,000,000 in the case of an assignment to an existing Lender or an Affiliate or Related Fund thereof and $5,000,000 in the case of an assignment to an Assignee Lender that is not an existing Lender or an Affiliate or Related Fund thereof or (ii) the then remaining amount of such Lender's Loans and Commitments; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and the Borrower, each other Obligor, the Agents and the Issuer shall be entitled to continue to deal solely and directly with such Assignor Lender in connection with the interests so assigned and delegated to an Assignee Lender until

            (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agents by such Assignor Lender and such Assignee Lender;

            (d) such Assignee Lender shall have executed and delivered to the Borrower and the Agents a Lender Assignment Agreement, accepted by the Agents;

            (e) the processing fees described below shall have been paid; and

            (f) the Administrative Agent shall have registered such assignment and delegation in the Register pursuant to clause (b) of Section 2.7.

From and after the date that the Agents accept such Lender Assignment Agreement and such assignment and delegation is registered in the Register pursuant to clause (b) of Section 2.7, (i) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (ii) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Subject to the provisions of Section 2.7, within ten Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the Assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the Assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such Assignor Lender). Each such Note requested shall be dated the date of the predecessor Notes, if any. The Assignor Lender shall mark such predecessor Notes "exchanged" and deliver them to the Borrower. Unless otherwise specified in the Lender Assignment Agreement, interest and fees in respect of the Assigned Amount that (A) have accrued prior to the date of such assignment shall be for the account of the Assignor Lender and (B) accrue on and subsequent to the date of such assignment shall be for the account of the Assignee Lender. Accrued interest and fees shall be paid at the same time or times provided in this Agreement. Such Assignor Lender or such Assignee Lender (unless the Assignor Lender or the Assignee Lender is DLJ or any of its Affiliates) must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or

Related Fund or if such assignment and delegation consists of a pledge by a Lender to a Federal Reserve Bank (or in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party), as provided below or is otherwise consented to by the Administrative Agent. Any attempted assignment and delegation not made in accordance with this
Section 11.11.1 shall be null and void. Nothing contained in this Section
11.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans or participate in Letters of Credit or Letter of Credit Outstandings) under this Agreement and/or its Loans and/or its Notes hereunder (i) to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) in the case of a Lender that is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee, in either case without notice to or consent of the Borrower or the Agents; provided, however, that (A) such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by the terms and conditions set forth in this Agreement and the other Loan Documents, and (B) any assignment by such trustee shall be subject to the provisions of clause (a) of this Section 11.11.1. In the event that S&P, Moody's or Thompson's BankWatch (or InsuranceWatch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB-, Baa3 or C (or BB, in the case of Lender that is an insurance company (or B, in the case of an insurance company not rated by InsuranceWatch Ratings Service)) respectively, then the Issuer or the Borrower (with the consent of the Agents and the Issuer) shall have the right, but not the obligation, upon notice to such Lender and the Agents, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and (iii) the Borrower shall have paid such Lender all other amounts accrued for such Lender's account or owed to it hereunder or under any other Loan Document.

      SECTION 11.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other financial institution (each such commercial bank and other financial institution being herein called a "Participant") participating interests in any of the Loans, Commitments, participations in Letters of Credit and Letters of Credit Outstandings or other interests of such Lender hereunder; provided, however, that

            (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

            (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

            (c) the Borrower and each other Obligor, the Agents and the Issuer shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

            (d) no Participant, unless such Participant is an Affiliate or Related Fund of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, agree to (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount, or an extension of the final Stated Maturity Date, of any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents or any Guarantor under any Guaranty, in each case except as otherwise specifically provided in a Loan Document; and

            (e) the Borrower shall not be required to pay any amount under Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees, subject to clause (e) above, that, to the fullest extent permitted under applicable law, each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 11.3 and 11.4, shall be considered a
Lender.

      SECTION 11.12. Other Transactions. Nothing contained herein shall preclude any Agent, the Documentation Agent, the Issuer, the Arranger or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 11.13. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

      SECTION 11.14. Confidentiality. The Agents, the Documentation Agent, the Issuer, the

Arranger and the Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by them based on a review of the books and records of Holdings or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, regulators (including the National Association of Insurance Commissioners), Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

            (a) unless specifically prohibited by applicable law or court order, each Agent, the Documentation Agent, the Issuer, the Arranger and each Lender shall promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, the Documentation Agent, the Issuer, Arranger and Lender by such governmental agency) for disclosure of any such non-public information and, where practicable, prior to disclosure of such information;

            (b) prior to any such disclosure pursuant to this Section 11.14, each Agent, the Documentation Agent, the Issuer, the Arranger and each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree, for the benefit of Holdings and its Subsidiaries, in writing

                  (i) to be bound by this Section 11.14; and

                  (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 11.14;

            (c) disclosure may, with the consent of the Agents and the Borrower, be made by any Lender to any direct or indirect contractual counterparties of such Lender in swap agreements or such contractual counterparties' professional advisors; provided that such contractual counterparty or professional advisor agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; and

            (d) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any Subsidiary.

      SECTION 11.15. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH,

THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE DOCUMENTATION AGENT, THE ARRANGER, THE LENDERS, THE ISSUER, THE BORROWER OR ANY PARENT GUARANTOR RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER AND EACH PARENT GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH PARENT GUARANTOR IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER AND EACH PARENT GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR ANY PARENT GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND EACH PARENT GUARANTOR HEREBY IRREVOCABLY WAIVE (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 11.16. Waiver of Jury Trial. THE AGENTS, THE DOCUMENTATION AGENT, THE ARRANGER, THE ISSUER, THE LENDERS, THE BORROWER AND THE PARENT GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND

INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE DOCUMENTATION AGENT, THE ARRANGER, THE LENDERS, THE BORROWER OR THE PARENT GUARANTORS RELATING THERETO. THE BORROWER AND THE PARENT GUARANTORS ACKNOWLEDGE AND AGREE THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE DOCUMENTATION AGENT, THE ARRANGER, THE ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BORROWER:

                                    DUANE READE
                                    By    Duane Reade Inc., a general partner

                                    By
                                    Title:

                                    By    DRI I Inc., a general partner

                                    By
                                    Title:


                                    PARENT GUARANTORS:

                                    DUANE READE INC.

                                    By
                                    Title:


                                    DRI I INC.

                                    By
                                    Title:

                                    AGENTS AND LENDERS:

                                    DLJ CAPITAL FUNDING, INC., as the
                                       Syndication Agent and as a Lender

                                    By
                                    Title:


                                    FLEET NATIONAL BANK, as the Administrative
                                       Agent and as a Lender

                                    By
                                    Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                       the Documentation Agent and as a Lender

                                    By
                                    Title:


                                    LENDERS:

                                    SUMMIT BANK

                                    By
                                    Title:


                                    BHF-BANK AKTIENGESELLSCHAFT

                                    By
                                    Title:

                                    By
                                    Title:

                                    HELLER FINANCIAL, INC.

                                    By
                                    Title:


                                    ORIX USA CORPORATION

                                    By
                                    Title:


                                    OSPREY INVESTMENTS PORTFOLIO
                                    By    Citibank, N.A., as Manager

                                    By
                                    Title:


                                    MORGAN STANLEY DEAN WITTER PRIME
                                       INCOME TRUST

                                    By
                                    Title:


                                    VAN KAMPEN CLO I, LIMITED
                                    By   Van Kampen American Capital Management,
                                         Inc., as Collateral  Manager

                                    By
                                    Title:

                                    Merrill Lynch Global Investment Series:
                                       INCOME STRATEGIES PORTFOLIO
                                    By    Merrill Lynch Asset Management, L.P.,
                                          as Investment Advisor

                                    By
                                    Title:

                                    MERRILL LYNCH DEBT STRATEGIES
                                       PORTFOLIO
                                    By    Merrill Lynch Asset Management, L.P.,
                                          as Investment Advisor

                                    By
                                    Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By    Merrill Lynch Asset Management, L.P.
                                          as Investment Advisor

                                    By
                                    Title:


                                    DEBT STRATEGIES FUND, INC.

                                    By
                                    Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.

                                    By
                                    Title:


                                    SENIOR HIGH INCOME PORTFOLIO

                                    By
                                    Title:


                                    DEEPROCK & CO.
                                       By: Eaton Vance Management, as Investment
                                           Advisor

                                    By
                                    Title:


                                    SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research, as
                                           Investment Advisor

                                    By
                                    Title:


                                    OXFORD STRATEGIC INCOME FUND
                                       By:Eaton Vance Management, as Investment
                                       Advisor

                                    By
                                    Title:


                                    PAM CAPITAL FUNDING LP
                                       By: Highland Capital Management, L.P., as
                                       Collateral Manager

                                    By
                                    Title:


                                    NORSE CBO, LTD.
                                    By: Peterson Capital Management, LLC, as its
                                        Investment Advisor
                                    By: Peterson Capital Advisors, LLC, its
                                        Manager and pursuant to delegated
                                        authority

                                    By
                                    Title:

                                    CAPTIVA III FINANCE LTD., as advised by
                                       Pacific Investment Management Company

                                    By
                                    Title:


                                    BALANCED HIGH-YIELD FUND II LTD.,
                                       By: BHF-Bank Aktiengesellschaft, acting
                                       through its New York Branch, as
                                       attorney-in-fact, as Assignee

                                    By
                                    Title:


                                    GCB INVESTMENT PORTFOLIO,
                                       By: Citibank, N.A.

                                    By
                                    Title:

                                    KZH PAMCO LLC

                                    By
                                    Title:

                                                                      SCHEDULE I

                               DISCLOSURE SCHEDULE

ITEM 6.6 Material Adverse Change

ITEM 6.7 Litigation.

            Description of Proceeding               Action or Claim Sought
            -------------------------               ----------------------

ITEM 6.9 Real Property.

ITEM 6.11 Employee Benefit Plans.

ITEM 6.12 Environmental Matters.

ITEM 6.16(c) Pharmaceutical Liabilities.

ITEM 7.2.2(c) Ongoing Indebtedness.

ITEM 7.2.5(a) Ongoing Investments.

                                                                  SCHEDULE II to
                                                                Credit Agreement

                                   PERCENTAGES

                                 Revolving Loan       Term A Loans        Term B Loans         August 1998        September 1998
                                   Commitment                                                 Term C Loans        Term C Loans
                                   ----------         ------------        ------------        ------------        ------------
DLJ Capital Funding, Inc.        29.6875000000%       6.2500000000%            0%                  0%                   0%
Fleet National Bank              18.7500000000%       25.000000000%            0%                  0%                   0%
Credit Lyonnais New              14.0625000000%       18.750000000%            0%                  0%                   0%
  York Branch
Summit Bank                      14.0625000000%       18.750000000%            0%                  0%                   0%
BHF-Bank                         11.7187500000%       15.625000000%            0%                  0%                   0%
 Aktiengesellschaft
Heller Financial, Inc.           11.7187500000%       15.625000000%            0%             6.2500000000%       6.2500000000%

Orix USA Corporation                   0%                  0%             8.1250000000%       1.0156249246%       1.0156250108%
Osprey Investments Portfolio           0%                  0%             5.0000000000%       0.6250000000%       0.6250000000%
Morgan Stanley Dean Witter             0%                  0%            12.5000000000%       5.9249686432%       5.9249686576%
Prime Income Trust
Merrill Lynch Global Investment        0%                  0%             9.3750000000%            0%                   0%
Series: Income Strategies
Portfolio
Merrill Lynch Debt Strategies          0%                  0%             6.2500000000%            0%                   0%
Portfolio
Merrill Lynch Prime Rate               0%                  0%             6.2500000000%            0%                   0%
Portfolio
Debt Strategies Fund Inc.              0%                  0%             3.1250000000%            0%                   0%
Senior Debt Portfolio                  0%                  0%            14.3750000000%            0%                   0%
Deeprock & Co.                         0%                  0%             1.2500000000%            0%                   0%

Merrill Lynch Senior Floating          0%                  0%             6.2500000000%            0%                   0%
Rate Fund Inc.

                                  Additional Term C
                                   Loan Commitment
                                   ---------------
DLJ Capital Funding, Inc.               100%
Fleet National Bank                      0%
Credit Lyonnais New                      0%
  York Branch
Summit Bank                              0%
BHF-Bank                                 0%
 Aktiengesellschaft
Heller Financial, Inc.                   0%

Orix USA Corporation                      0%
Osprey Investments Portfolio              0%
Morgan Stanley Dean Witter                0%
Prime Income Trust
Merrill Lynch Global Investment           0%
Series: Income Strategies
Portfolio
Merrill Lynch Debt Strategies             0%
Portfolio
Merrill Lynch Prime Rate                  0%
Portfolio
Debt Strategies Fund Inc.                 0%
Senior Debt Portfolio                     0%
Deeprock & Co.                            0%

Merrill Lynch Senior Floating             0%
Rate Fund Inc.

Senior High Income Portfolio           0%                  0%             3.1250000000%            0%                   0%
Van Kampen CLO I Limited               0%                  0%            18.7500000000%       2.3437499497%        2.3437500072%
GCB Investment Portfolio               0%                  0%                  0%             9.3750000000%        9.3750000000%
Norse CBO Ltd.                         0%                  0%                  0%            10.5000000000%       10.5000000000%
Captiva III Finance Ltd.               0%                  0%                  0%             6.2500000000%        6.2500000000%
Chase Manhattan Bank                   0%                  0%                  0%             6.2500000000%        6.2500000000%
Balanced High-Yield Fund II Ltd.       0%                  0%                  0%            12.5000000000%       12.5000000000%
Athena CDO                             0%                  0%                  0%             5.0125313569%        5.0125313280%
KZH Pamco LLC                          0%                  0%                  0%            14.5000000000%       14.5000000000%
Van Kampen Senior Floating             0%                  0%                  0%            18.7500000000%       18.7500000000%
Rate Fund
PAM Capital Funding LP                 0%                  0%                  0%             0.7031251256%       0.7031249964%

Senior High Income Portfolio               0%
Van Kampen CLO I Limited                   0%
GCB Investment Portfolio                   0%
Norse CBO Ltd.                             0%
Captiva III Finance Ltd.                   0%
Chase Manhattan Bank                       0%
Balanced High-Yield Fund II Ltd.           0%
Athena CDO                                 0%
KZH Pamco LLC                              0%
Van Kampen Senior Floating                 0%
Rate Fund
PAM Capital Funding LP                     0%

                           ADMINISTRATIVE INFORMATION

                               Notice Information

Borrower:

            Duane Reade
            440 Ninth Avenue
            New York, New York 10001
            Telecopier: 212-273-5795

            Attention:  Bill Tennant

Parent Guarantors:

            Duane Reade Inc.
            440 Ninth Avenue
            New York, New York 10001
            Telecopier: 212-273-5795

            Attention:  Bill Tennant

            DRI I Inc.
            440 Ninth Avenue
            New York, New York 10001
            Telecopier: 212-273-5795

            Attention:  Bill Tennant

Agents:

            DLJ Capital Funding, Inc.,
              as Syndication Agent
            277 Park Avenue
            New York, New York  10172
            Telecopier: 212-892-7272

            Attention: Tania Holman

            Fleet National Bank,
              as Administrative Agent
            1 Federal Street
            Boston, Massachusetts  02211
            Telecopier:  617-346-4806

            Attention:  Eric Vander Mel

            Credit Lyonnais New York Branch,
              as Documentation Agent
            1301 Avenue of the Americas
            New York, New York 10019
            Telecopier: 212-459-3176

            Attention:  John J. D'Angelo

Lenders:

Name of Lender                 Domestic Office                      LIBOR Office
--------------                 ---------------                      ------------
DLJ Capital Funding, Inc.      525 Washington Blvd.                 525 Washington Blvd.
                               Jersey City, NJ 07310                Jersey City, NJ 07310
                               Telecopier:  201-610-1965            Telecopier:  201-610-1965

                               Attention: Ed Vowinkel               Attention: Ed Vowinkel
Fleet National Bank            1 Federal Street                     1 Federal Street
                               Boston, MA  02211                    Boston, MA  02211
                               Telecopier:  617-346-4806            Telecopier:  617-346-4806

                               Attention:  Eric Vander Mel          Attention:  Eric Vander Mel
Credit Lyonnais New York       1301 Avenue of the Americas          1301 Avenue of the Americas
  Branch                       New York, NY 10019                   New York, NY 10019
                               Telecopier: 212-261-3776             Telecopier: 212-261-3776

                               Attention: Allison L. Adams          Attention: Allison L. Adams
Summit Bank                    750 Walnut Ave., 3rd Floor           750 Walnut Ave., 3rd Floor
                               Cranford, NJ 07016                   Cranford, NJ 07016
                               Telecopier: 908-709-6433             Telecopier: 908-709-6433

                               Attention: Christopher P.            Attention: Christopher P.
                               Kleczkowski                          Kleczkowski
BHF-Bank                       NY Branch                            Grand Cayman Branch
Aktiengesellschaft             590 Madison Ave.                     c/o 590 Madison Ave.
                               New York, NY 10022                   New York, NY 10022
                               Telecopier: 212-756-5536             Telecopier: 212-756-5536

                               Attention: Tom Scifo                 Attention: Tom Scifo
Heller Financial, Inc.         500 W. Monroe St.                    500 W. Monroe St.
                               Chicago, IL 60661                    Chicago, IL 60661
                               Telecopier: 312-441-7357             Telecopier: 312-441-7357

                               Attention: Linda Wolf                Attention: Linda Wolf
Van Kampen CLO I Limited       One Parkview Plaza                   One Parkview Plaza
                               Oakbrook Terrace, IL                 Oakbrook Terrace, IL
                               Telecopier: 630-684-6384             Telecopier: 630-684-6384

                               Attention: Jeffrey Maillet           Attention: Jeffrey Maillet

Senior High Income             c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
Portfolio                      Management                           Management
                               800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ  08536                Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe
Merrill Lynch Global           c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
Investment Series: Income      Management                           Management
Strategies Portfolio           800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ 08536                 Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe
Merrill Lynch Debt             c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
Strategies Portfolio           Management                           Management
                               800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ 08536                 Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe
Merrill Lynch Prime Rate       c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
Portfolio                      Management                           Management
                               800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ 08536                 Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe
Debt Strategies Fund           c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
                               Management                           Management
                               800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ 08536                 Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe

ML Senior Floating Rate        c/o Merrill Lynch Asset              c/o Merrill Lynch Asset
Fund                           Management                           Management
                               800 Scudders Mill Road -             800 Scudders Mill Road -
                               Area 1B                              Area 1B
                               Plainsboro, NJ 08536                 Plainsboro, NJ 08536
                               Telecopier: 609-282-2769             Telecopier: 609-282-2769

                               Attention: Colleen Cunniffe          Attention: Colleen Cunniffe
Morgan Stanley Dean            c/o Dean Witter Intercapital         c/o Dean Witter Intercapital
Witter Prime Income Trust      2 World Trade Center -               2 World Trade Center -
                               72nd Floor                           72nd Floor
                               New York, NY 10048                   New York, NY 10048
                               Telecopier: 212-392-5345             Telecopier: 212-392-5345

                               Attention: Kevin Egan                Attention: Kevin Egan
Deeprock & Company             c/o Eaton Vance Management           c/o Eaton Vance Management
                               24 Federal Street - 6th Floor        24 Federal Street - 6th Floor
                               Boston, MA 02110                     Boston, MA 02110
                               Telecopier: 617-654-9594             Telecopier: 617-654-9594

                               Attention: Scott Page                Attention: Scott Page
Senior Debt Portfolio          c/o Eaton Vance Management           c/o Eaton Vance Management
                               24 Federal Street - 6th Floor        24 Federal Street - 6th Floor
                               Boston, MA 02110                     Boston, MA 02110
                               Telecopier: 617-654-9594             Telecopier: 617-654-9594

                               Attention: Scott Page                Attention: Scott Page
Osprey Investments             c/o Citibank N.A.                    c/o Citibank N.A.
Portfolio                      599 Lexington Ave. -                 599 Lexington Ave. -
                               26th Floor                           26th Floor
                               New York, NY 10043                   New York, NY 10043
                               Telecopier: 212-793-1871             Telecopier: 212-793-1871

                               Attention: Hans Christenson          Attention: Hans Christenson
Orix USA Corporation           1177 Avenue of the Americas,         1177 Avenue of the Americas,
                               10th Floor                           10th Floor
                               New York, NY 10036                   New York, NY 10036
                               Telcopier: 212-739-1705              Telcopier: 212-739-1705

                               Attention: Paula Penkal              Attention: Paula Penkal

PAM Capital Funding LP         c/o Highland Capital Management      c/o Highland Capital
                               L.P.                                 Management L.P.
                               1150 Two Galleria Tower              1150 Two Galleria Tower
                               13455 Noel Road                      13455 Noel Road
                               Telcopier: 972-233-6143              Telcopier: 972-233-6143

                               Attention: Davis Deadman             Attention: Davis Deadman
Balanced High-Yeild Fund       c/o BHF-Bank Aktiengesellschaft,     c/o BHF-Bank
II LTD.,                       NY Branch                            Aktiengesellschaft,
                               590 Madison Avenue                   NY Branch
                               New York, NY 10022                   590 Madison Avenue
                               Telecopier: 212-756-5536             New York, NY 10022
                                                                    Telecopier: 212-756-5536
                               Attention: Tom Scifo
                                                                    Attention: Tom Scifo
GCB Investment Portfolio       c/o Citibank N. A.                   c/o Citibank N. A.
                               599 Lexington Avenue                 599 Lexington Avenue
                               26th Floor                           26th Floor
                               New York, NY 10043                   New York, NY 10043
                               Telecopier: 212-793-1871             Telecopier: 212-793-1871

                               Attention: Hans Christenson          Attention: Hans Christenson
Van Kampen Senior              One Parkview Plaza                   One Parkview Plaza
Floating Rate Fund             Oakbrook Terrace, Il                 Oakbrook Terrace, Il
                               60181                                60181
                               Telecopier: 630-684-6384             Telecopier: 630-684-6384

                               Attention: Jeffrey Maillet           Attention: Jeffrey Maillet

Oxford Strategic Income        c/o Eaton Vance Management           c/o Eaton Vance Management
Fund                           24 Federal Street. 6th Floor         24 Federal Street. 6th Floor
                               Boston, MA 02110                     Boston, MA 02110
                               Telecopier: 617-654-9594             Telecopier: 617-654-9594

                               Attention: Scott Page                Attention: Scott Page

KZH Pamco                      450 West 33rd Street,                450 West 33rd Street,
                               15th Floor                           15th Floor
                               New York, NY 10001                   New York, NY 10001
                               Telecopier: 212-946-7776             Telecopier: 212-946-7776

                               Attention: Virginia Conway           Attention: Virginia Conway

Norse CBO, Ltd.                c/o Peterson Capital Management      c/o Peterson Capital
                               600 Atlantic Avenue                  Management
                               Boston, MA 02210-2203                600 Atlantic Avenue
                               Telecopier: 617-367-4826             Boston, MA 02210-2203
                                                                    Telecopier: 617-367-4826
                               Attention: Chris Kaster
                                                                    Attention: Chris Kaster

Captiva III Finance Ltd.       c/o Pacific Investment               c/o Pacific Investment
                               Management Company                   Management Company
                               840 Newport Center Drive             840 Newport Center Drive
                               Newport Beach, CA 92660              Newport Beach, CA 92660
                               Telecopier: 949-718-2623             Telecopier: 949-718-2623

                               Attention: Melissa Fejdasz           Attention: Melissa Fejdasz

Chase Manhattan Bank           270 Park Avenue                      270 Park Avenue
                               22nd Floor                           22nd Floor
                               New York, NY 10017                   New York, NY 10017
                               Telecopier: 212-270-3841             Telecopier: 212-270-3841

                               Attention: Anna Marie Beissel        Attention: Anna Marie Beissel

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

1.1.    Defined Terms........................................................4
1.2.    Use of Defined Terms................................................36
1.3.    Cross-References....................................................36
1.4.    Accounting and Financial Determinations.............................37

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                           NOTES AND LETTERS OF CREDIT

2.1.    Commitments.........................................................37
2.1.1.  Additional Term C Loan Commitments..................................38
2.1.2.  Revolving Loan Commitment and Swing Line Loan Commitment............38
2.1.3.  Letter of Credit Commitment.........................................38
2.1.4.  Lenders Not Permitted or Required to Make the Loans.................39
2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit.........39
2.2.    Reduction of the Commitment Amounts.................................39
2.2.1.  Optional............................................................39
2.2.2.  Mandatory...........................................................40
2.3.    Borrowing Procedures and Funding Maintenance........................40
2.3.1.  Additional Term C Loans and Revolving Loans.........................40
2.3.2.  Swing Line Loans....................................................41
2.3.3.  Existing Term A Loans, Existing Term B Loans, August 1998
         Term C Loans and September 1998 Term C Loans.......................42
2.4.    Continuation and Conversion Elections...............................43
2.5.    Funding.............................................................43
2.6.    Issuance Procedures.................................................43
2.6.1.  Other Lenders' Participation........................................44
2.6.2.  Disbursements; Conversion to Revolving Loans........................44
2.6.3.  Reimbursement.......................................................45
2.6.4.  Deemed Disbursements................................................45
2.6.5.  Nature of Reimbursement Obligations.................................46
2.6.6.  Indemnity...........................................................46
2.6.7.  Borrower's Guaranty of Reimbursement Obligations under
         Letters of Credit Issued for the Account of its Subsidiaries.......47
2.6.8.  Continued Letters of Credit.........................................50
2.7.    Register; Notes.....................................................50

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.    Repayments and Prepayments; Application.............................52

3.1.1.  Repayments and Prepayments..........................................52
3.1.2.  Application.........................................................57
3.2.    Interest Provisions.................................................58
3.2.1.  Rates   ............................................................58
3.2.2.  Post-Maturity Rates.................................................58
3.2.3.  Payment Dates.......................................................58
3.3.    Fees................................................................59
3.3.1.  Commitment Fee......................................................59
3.3.2.  Syndication Agent's, Administrative Agent's and Arranger's Fees.....59
3.3.3.  Letter of Credit Fee................................................59

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.    LIBO Rate Lending Unlawful..........................................60
4.2.    Deposits Unavailable................................................60
4.3.    Increased LIBO Rate Loan Costs, etc.................................60
4.4.    Funding Losses......................................................61
4.5.    Increased Capital Costs.............................................61
4.6.    Taxes...............................................................62
4.7.    Payments, Computations, etc.........................................63
4.8.    Sharing of Payments.................................................63
4.9.    Setoff..............................................................64
4.10.   Replacement of Lenders..............................................64

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

5.1.    [INTENTIONALLY OMITTED].............................................65
5.2.    All Credit Extensions...............................................65
5.2.1.  Compliance with Warranties, No Default, etc.........................65
5.2.2.  Credit Extension Request............................................66

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.    Organization, etc...................................................66
6.2.    Due Authorization, Non-Contravention, etc...........................66
6.3.    Government Approval, Regulation, etc................................67
6.4.    Validity, etc.......................................................67
6.5.    Financial Information...............................................67
6.6.    No Material Adverse Change..........................................67
6.7.    Litigation, Labor Controversies, etc................................67
6.8.    Subsidiaries........................................................67
6.9.    Ownership of Properties.............................................68
6.10.   Taxes...............................................................68
6.11.   Pension and Welfare Plans...........................................68
6.12.   Environmental Warranties............................................68

6.13.   Regulations U and X.................................................70
6.14.   Accuracy of Information.............................................70
6.15.   Solvency............................................................70
6.16.   Pharmaceutical Laws.................................................71
6.17.   Seniority of the Obligations and Senior Debt under the
         Senior Subordinated Indenture......................................71
6.18.   Year 2000...........................................................72

                                   ARTICLE VII

                                    COVENANTS

7.1.    Affirmative Covenants...............................................72
7.1.1.  Financial Information, Reports, Notices, etc........................72
7.1.2.  Compliance with Laws, etc...........................................75
7.1.3.  Maintenance of Properties...........................................75
7.1.4.  Insurance...........................................................75
7.1.5.  Books and Records...................................................76
7.1.6.  Environmental Covenant..............................................76
7.1.7.  Future Subsidiaries.................................................77
7.1.8.  Future Leased Property and Future Acquisitions of Real
         Property; Future Acquisition of Other Property.....................78
7.1.9.  Use of Proceeds, etc................................................79
7.1.10. [INTENTIONALLY OMITTED].............................................79
7.1.11. [INTENTIONALLY OMITTED].............................................79
7.1.12. Maintenance of Corporate Separateness...............................79
7.1.13. Borrower Indebtedness...............................................80
7.1.14. Existing Mortgage...................................................80
7.2.    Negative Covenants..................................................80
7.2.1.  Business Activities.................................................80
7.2.2.  Indebtedness........................................................81
7.2.3.  Liens   ............................................................82
7.2.4.  Financial Covenants.................................................83
7.2.5.  Investments.........................................................85
7.2.6.  Restricted Payments, etc............................................86
7.2.7.  Capital Expenditures, etc...........................................88
7.2.8.  Consolidation, Merger, etc..........................................88
7.2.9.  Asset Dispositions, etc.............................................89
7.2.10. Modification of Certain Agreements..................................90
7.2.11. Transactions with Affiliates........................................90
7.2.12. Negative Pledges, Restrictive Agreements, etc.......................90
7.2.13. Stock of Subsidiaries...............................................91
7.2.14. Sale and Leaseback..................................................91

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

8.1.    Listing of Events of Default........................................91

8.1.1.  Non-Payment of Obligations..........................................92
8.1.2.  Breach of Warranty..................................................92
8.1.3.  Non-Performance of Certain Covenants and Obligations................92
8.1.4.  Non-Performance of Other Covenants and Obligations..................92
8.1.5.  Default on Other Indebtedness.......................................92
8.1.6.  Judgments...........................................................92
8.1.7.  Pension Plans.......................................................93
8.1.8.  Change in Control...................................................93
8.1.9.  Bankruptcy, Insolvency, etc.........................................93
8.1.10. Impairment of Security, etc.........................................94
8.2.    Action if Bankruptcy, etc...........................................94
8.3.    Action if Other Event of Default....................................94

                                   ARTICLE IX

                                    GUARANTY

9.1.    Guaranty............................................................95
9.2.    Acceleration of Parent Guaranty.....................................95
9.3.    Guaranty Absolute, etc..............................................95
9.4.    Reinstatement, etc..................................................96
9.5.    Waiver, etc.........................................................97
9.6.    Postponement of Subrogation, etc....................................97
9.7.    Successors, Transferees and Assigns; Transfers of Notes, etc........98

                                    ARTICLE X

                                   THE AGENTS

10.1.   Actions.............................................................98
10.2.   Funding Reliance, etc...............................................99
10.3.   Exculpation.........................................................99
10.4.   Successor...........................................................99
10.5.   Credit Extensions by each Agent....................................100
10.6.   Credit Decisions...................................................100
10.7.   Copies, etc........................................................100
10.8.   The Swing Line Lender, the Issuer, the Documentation Agent,
         the Syndication Agent and the Administrative Agent................101

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1.   Waivers, Amendments, etc...........................................101
11.2.   Notices............................................................102
11.3.   Payment of Costs and Expenses......................................103
11.4.   Indemnification....................................................103
11.5.   Survival...........................................................105
11.6.   Severability.......................................................105
11.7.   Headings...........................................................105
11.8.   Execution in Counterparts, Effectiveness, etc......................105
11.9.   Governing Law; Entire Agreement....................................105

11.10.   Successors and Assigns............................................105
11.11.   Sale and Transfer of Loans and Notes; Participations in
          Loans and Notes .................................................106
11.11.1. Assignments.......................................................106
11.11.2. Participations....................................................108
11.12.   Other Transactions................................................109
11.13.   Independence of Covenants.........................................109
11.14.   Confidentiality...................................................109
11.15.   Forum Selection and Consent to Jurisdiction.......................110
11.16.   Waiver of Jury Trial..............................................111

SCHEDULE I-          Disclosure Schedule
SCHEDULE II-         Percentages and Administrative Information

EXHIBIT A-1      -   Form of Revolving Note
EXHIBIT A-2      -   Form of Term A Note
EXHIBIT A-3      -   Form of Term B Note
EXHIBIT A-4      -   Form of August 1998 Term C Note
EXHIBIT A-5      -   Form of September 1998 Term C Note
EXHIBIT A-6      -   Form of Additional Term C Note
EXHIBIT A-7      -   Form of Registered Note
EXHIBIT A-8      -   Form of Swing Line Note
EXHIBIT B-1      -   Form of Borrowing Request
EXHIBIT B-2      -   Form of Issuance Request
EXHIBIT C        -   Form of Continuation/Conversion Notice
EXHIBIT D        -   Form of Amendment Effective Date Certificate
EXHIBIT E        -   Form of Compliance Certificate
EXHIBIT F-1      -   Conformed copy of Partnership Security Agreement
EXHIBIT F-2      -   Conformed copy of Borrower Security Agreement
EXHIBIT F-3      -   Form of Subsidiary Security Agreement
EXHIBIT G-1      -   Conformed copy of Holdings Pledge Agreement
EXHIBIT G-2      -   Conformed copy of Borrower Pledge Agreement
EXHIBIT G-3      -   Form of Subsidiary Pledge Agreement
EXHIBIT H        -   Form of Subsidiary Guaranty
EXHIBIT I        -   Form of Perfection Certificate
EXHIBIT J        -   Form of Lender Assignment Agreement
EXHIBIT K        -   Form of Opinion of New York Counsel to the Obligors
EXHIBIT L-1      -   Form of Holdings Solvency Certificate
EXHIBIT L-2      -   Form of Borrower Solvency Certificate

                                                                     EXHIBIT A-1
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                 REVOLVING NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") on the Stated Maturity Date (as defined in the Amended and Restated Credit Agreement referred to below), the principal sum of _________________ DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      This Revolving Note and the other Revolving Notes shall represent an amendment and restatement of, the Revolving Notes as defined in and issued under the Existing Credit Agreement (herein, the "Existing Revolving Notes"), and the Indebtedness originally evidenced by the Existing Revolving Notes which is now evidenced by this new amended and restated Revolving Note and the other Revolving Notes shall be a continuing Indebtedness, and nothing contained herein or in such other Revolving Notes shall be construed to deem the Existing Revolving Notes paid, or to release or terminate any Lien or security interest given to secure the Existing Revolving Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this Revolving Note and such other Revolving Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
               Revolving                 Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-2
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                   TERM A NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Term A Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Term A Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      This Term A Note and the other Term A Notes shall represent an amendment and restatement of, the Term A Notes as defined in and issued under the Existing Credit Agreement (herein, the "Existing Term A Notes"), and the Indebtedness originally evidenced by the Existing Term A Notes which is now evidenced by this new amended and restated Term A Note and the other Term A Notes shall be a continuing Indebtedness, and nothing contained herein or in such other Term A Notes shall be construed to deem the Existing Term A Notes paid, or to release or terminate any Lien or security interest given to secure the Existing Term A Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this Term A Note and such other Term A Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                       TERM A LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
                Term A                   Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-3
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                   TERM B NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Term B Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1999 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Term B Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      This Term B Note and the other Term B Notes shall represent an amendment and restatement of, the Term B Notes as defined in and issued under the Existing Credit Agreement (herein, the "Existing Term B Notes"), and the Indebtedness originally evidenced by the Existing Term B Notes which is now evidenced by this new amended and restated Term B Note and the other Term B Notes shall be a continuing Indebtedness, and nothing contained herein or in such other Term B Notes shall be construed to deem the Existing Term B Notes paid, or to release or terminate any Lien or security interest given to secure the Existing Term B Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this Term B Note and such other Term B Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                       TERM B LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
                Term B                   Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-4
                                                  to Second Amended and Restated
                                                                Credit Agreement

                             AUGUST 1998 TERM C NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Existing Term C Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective
Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the August 1998 Term C Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the

Credit Agreement.

      This August 1998 Term C Note and the other August 1998 Term C Notes shall represent an amendment and restatement of, the Existing Term C Notes as defined in and issued under the Existing Credit Agreement (herein, the "Original Term C Notes"), and the Indebtedness originally evidenced by the Original Term C Notes which is now evidenced by this new amended and restated August 1998 Term C Note and the other August 1998 Term C Notes shall be a continuing Indebtedness, and nothing contained herein or in such other August 1998 Term C Notes shall be construed to deem the Original Term C Notes paid, or to release or terminate any Lien or security interest given to secure the Original Term C Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this August 1998 Term C Note and such other August 1998 Term C Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                 AUGUST 1998 TERM C LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
            Existing Term C              Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-7
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                 REGISTERED NOTE

      THIS REGISTERED NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS REGISTERED NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all [August 1998] [September 1998] [Additional] Term [A] [B] [C] Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Registered Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the

Administrative Agent pursuant to the Credit Agreement.

      This Registered Note is one of the Registered Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Registered Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Registered Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      As provided in Section 11.11.1 of the Credit Agreement, this Registered Note and the Obligations evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of this Registered Note and the Obligations evidenced hereby on the Register described in clause (b) of Section 2.7 of the Credit Agreement. Any assignment or transfer of all or part of such Obligations and this Registered Note evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of this Registered Note evidencing such Obligations, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder hereof (and compliance with the other relevant provisions of Section 11.11.1 of the Credit Agreement), and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated Assignee Lender, and this Registered Note shall be returned by the Administrative Agent to the Borrower marked "exchanged". Prior to the due presentment for registration of assignment or transfer of this Registered Note, the Borrower and the Agents shall treat the Person in whose name such Obligations and this Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary. This Registered Note may not be exchanged for promissory notes that are not Registered Notes.

      This Registered Note and the other Registered Notes shall represent an amendment and restatement of, the Registered Notes as defined in and issued under the Existing Credit Agreement (herein, the "Existing Registered Notes"), and the Indebtedness originally evidenced by the Existing Registered Notes which is now evidenced by this new amended and restated Registered Note and the other Registered Notes shall be a continuing Indebtedness, and nothing contained herein or in such other Registered Notes shall be construed to deem the Existing Registered Notes paid, or to release or terminate any Lien or security interest given to secure the Existing Registered Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this Registered Note and such other Registered Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                             THIS NOTE HAS BEEN DELIVERED IN NEW

YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

      [EXISTING] [ADDITIONAL]TERM [A] [B] [C] LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
              Amount of
              [Existing]
              [Additional]              Interest                Amount of
             Term [A][B][C]              Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-8
                                                  to Second Amended and Restated
                                                                Credit Agreement


                                 SWING LINE NOTE

                                                $5,000,000.00     March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK (the "Swing Line Lender") on the Stated Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Swing Line Loans shown on the schedule attached hereto (and any continuation thereof) made by the Swing Line Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Swing Line Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Swing Line Lender pursuant to the Credit Agreement.

      This Swing Line Note is the Swing Line Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swing Line Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Swing Line Note and on which such Indebtedness may be declared to be immediately due and payable.

      This Swing Line Note shall represent an amendment and restatement of, the Swing Line

Notes as defined in and issued under the Existing Credit Agreement (herein, the "Existing Swing Line Note"), and the Indebtedness originally evidenced by the Existing Swing Line Note which is now evidenced by this new amended and restated Swing Line Note shall be a continuing Indebtedness, and nothing contained herein shall be construed to deem the Existing Swing Line Note paid, or to release or terminate any Lien or security interest given to secure the Existing Swing Line Note, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this Swing Line Note.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                     SWING LINE LOANS AND PRINCIPAL PAYMENTS

================================================================================
          Amount of       Amount of        Outstanding
         Swing Line       Principal         Principal                 Notation
Date      Loan Made        Repaid            Balance        Total     Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                     EXHIBIT B-1
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                BORROWING REQUEST


Fleet National Bank,
  as Administrative Agent
1 Federal Street
Boston, Massachusetts 02211

Attention: Eric Vander Mel


                                   DUANE READE

Ladies and Gentlemen:

      This Borrowing Request is delivered to you pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are or may become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that [a Revolving Loan] [an Additional Term C Loan] [Swing Line Loan] be made in the aggregate principal amount of $___________ on ______ __, ____ as a LIBO Rate Loan having an Interest Period of [1] [2] [3] [6] months] [Base Rate Loan]*.

--------
*     Swing Line Loans may only be requested and maintained as Base Rate Loans.

      The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of the making of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and correct in all material respects.

      The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

      Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

                   Person to be Paid
Amount to be    -------------------------                  Name, Address, etc.
Transferred     Name          Account No.                  of Transferee Lender
-----------     ----          -----------                  --------------------

$___________    ____________  ___________                  ____________________
                                                           ____________________
                                             Attention:    ____________________

$___________    ____________  ___________                  ____________________
                                                           ____________________
                                             Attention:    ____________________

Balance of      The Borrower  ___________                  ____________________
such proceeds                                              ____________________
                                             Attention:    ____________________

      The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of ________, ____.


                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner


                                                                   By

                                          Title:

                                                                     EXHIBIT B-2
                                                  to Second Amended and Restated
                                                                Credit Agreement

                                ISSUANCE REQUEST


Fleet National Bank,
  as Administrative Agent
1 Federal Street
Boston, Massachusetts 02211

Attention: Eric Vander Mel


      Re: Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are or may from time to time thereafter become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent.

Ladies and Gentlemen:

      This Issuance Request is delivered to you pursuant to Section 2.6 of the Credit Agreement. Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Credit Agreement.

      The Borrower hereby requests that on ________ __, ____ (the "Date of Issuance") _______________ (the "Issuer") [issue a Letter of Credit in the initial Stated Amount of $_______________ with a Stated Expiry Date (as defined therein) of ________ __, ____] [extend the Stated Expiry Date (as defined under Irrevocable Standby Letter of Credit No.__, issued on ________ __, ____, in the initial Stated Amount of $______________) to a revised Stated Expiry Date (as defined therein) of ________ __, ____].

      The beneficiary of the requested Letter of Credit will be _______________, and such Letter of Credit will be in support of _______________________________.

      The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the [issuance][extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on such date of [issuance] [extension] all statements set forth in Section 5.2.1 are true and correct in all material respects.

      The Borrower agrees that if, prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the issuance or extension requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such issuance or extension.

      IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its Authorized Officer this ____ day of ________, ____.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner


                                                                        By
                                          Title:

                                                                       EXHIBIT C
                                                  to Second Amended and Restated
                                                                Credit Agreement

                         CONTINUATION/CONVERSION NOTICE

Fleet National Bank,
  as Administrative Agent
1 Federal Street
Boston, Massachusetts 02211

Attention: Eric Vander Mel


                                   DUANE READE


Ladies and Gentlemen:

      This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of that certain Second Amended and Restated Credit Agreement dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on ________ __, ____ (the
"Continuation/Conversion Date"),

            (1) $________ of the presently outstanding principal amount of the [Revolving Loans] [Term A Loans] [Term B Loans] [Existing Term C Loans] [Additional Term C Loans],

            (2) all presently being maintained as [Base Rate Loans] [LIBO Rate Loans with an Interest Period ending on the Continuation/Conversion Date],

            (3) be [converted into] [continued as],

            (4) [LIBO Rate Loans having an Interest Period of [1] [2] [3] [6] months] [Base Rate Loans].

The Borrower hereby:

            (a) certifies and warrants that no Default has occurred and is continuing; and

            (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

      The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ____ day of ________, ____.


                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner


                                                                        By
                                                Title:

                                                                       EXHIBIT J
                                                  to Second Amended and Restated
                                                                Credit Agreement

                           LENDER ASSIGNMENT AGREEMENT


To:   Duane Reade
      440 Ninth Avenue
      New York, NY  10001

      Attention: Bill Tennant


To:   Fleet National Bank,
        as Administrative Agent
      1 Federal Street
      Boston, MA 02211

      Attention: Eric Vander Mel


To:   DLJ Capital Funding, Inc.
        as Syndication Agent
      277 Park Avenue
      New York, NY 10172

      Attention: Tania Holman


                                   DUANE READE


Ladies and Gentlemen:

      We refer to clause (d) of Section 11.11.1 of the Second Amended and Restated Credit Agreement dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the

"Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are or may become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      As of ________ __, ____ (the "Settlement Date"), ________ (the "Assignor") hereby sells and assigns, without recourse, representation or warranty (except as expressly set forth herein), to ________ (the "Assignee") and the Assignee hereby purchases and assumes, the percentage of Loans and Commitments of the Assignor (the "Assigned Share") such that after giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite such Person's name on Schedule I hereto.

      [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

      The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Loans and Commitments under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by either Agent or the Arranger.

      The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and that this agreement constitutes, and, upon acceptance hereof, the Credit Agreement and each other Loan Document to which the Assignor was a party will constitute, a legal, valid and binding obligation of the Assignee, and the Assignor confirms and agrees that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim created by it. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or the performance or observance by any Obligor or any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants and confirms that it has received copies of the most recent financial statements delivered pursuant to [Section 3.1.10 of the Amendment Agreement]
Section 7.1.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee, independently and without reliance upon the Assignor, any other Lender, either Agent or the Arranger, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

      Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent

            (a) the Assignee

                  (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                  (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Credit Agreement); and

            (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

      The Assignor and the Assignee hereby agree that the Assignor will pay to the Administrative Agent the processing fee referred to in Section 11.11.1 of the Credit Agreement upon the delivery hereof.

      The Assignee hereby advises each of you that set forth in Schedule I hereto are its administrative details with respect to the assigned Loans and Commitments and requests the Administrative Agent and the Borrower to acknowledge receipt of this document.

      The Assignee agrees to furnish the tax form required by Section 4.6 (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Administrative Agent.

      This agreement shall become effective on the date (the "Effective Date") as of which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of the Assignor and the Assignee, (ii) to the extent required under Section 11.11.1 of the Credit Agreement, the execution of a counterpart hereof by each of the Agents, the Issuer and the Borrower, as evidence of such Person's consent hereto, (iii) the receipt by the Administrative Agent of the processing fee referred to in Section 11.11.1 of the Credit Agreement and (iv) the receipt by the Administrative Agent of originals or facsimiles of the counterparts described above and authorization of delivery thereof.

      This Agreement may be executed by the Assignor and Assignee and the other signatories hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and delivered by their respective authorized officers.

                                    _________________________,
                                    as Assignor


                                    By: ________________________________
                                        Name:
                                        Title:



                                    _________________________,
                                    as Assignee


                                    By: ________________________________
                                        Name:
                                        Title:

Accepted and Acknowledged
this ____ day of ________, ____


DLJ CAPITAL FUNDING, INC.,
  as Syndication Agent


By: ______________________________
    Name:
    Title:


[FLEET NATIONAL BANK,
  as Administrative Agent


By: ______________________________
    Name:
    Title:]


[FLEET NATIONAL BANK,
  as Issuer


By: ______________________________
    Name:
    Title:]


[DUANE READE
By    Duane Reade Inc., a general partner


      By:  ______________________________
           Name:
           Title:]

                                                                      SCHEDULE I

                               LENDER INFORMATION


LENDER              PERCENTAGE                                          DOMESTIC OFFICE           LIBOR OFFICE
------              ----------                                          ---------------           ------------
_______________,    Revolving Loans, participations                     ON FILE WITH              ON FILE WITH
  as Assignor       in Letters of Credit Outstandings,                  ADMINISTRATIVE            ADMINISTRATIVE
                    and Revolving Loan Commitment  __________%          AGENT                     AGENT

                    Term A Loans  __________%

                    Term B Loans  __________%

                    Term C Loans  __________%

                    August 1998 Term C Loans   __________%

                    September 1998 Term C Loans  __________%

                    Additional Term C Loans  __________%

_______________,    Revolving Loans, participations                     [ADDRESS]                 [ADDRESS]
  as Assignee       in Letters of Credit Outstandings,                  Fax:______________        Fax:______________
                    and Revolving Loan Commitment  __________%          Attention:________        Attention:________

                    Term A Loans  __________%

                    Term B Loans  __________%

                    Term C Loans  __________%

                    August 1998 Term C Loans  __________%

                    September 1998 Term C Loans  __________%

                    Additional Term C Loans  __________%

Wiring Instructions for the Assignee:
_______________________
_______________________
_______________________

                                                                     EXHIBIT A-5
                                                  to Second Amended and Restated
                                                                Credit Agreement

                           SEPTEMBER 1998 TERM C NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Additional Term C Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective
Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the September 1998 Term C Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      This September 1998 Term C Note and the other September 1998 Term C Notes shall represent an amendment and restatement of, the Additional Term C Notes as defined in and issued under the Existing Credit Agreement (herein, the "Original Term C Notes"), and the Indebtedness originally evidenced by the Original Term C Notes which is now evidenced by this new amended and restated September 1998 Term C Note and the other September 1998 Term C Notes shall be a continuing Indebtedness, and nothing contained herein or in such other September 1998 Term C Notes shall be construed to deem the Original Term C Notes paid, or to release or terminate any Lien or security interest given to secure the Original Term C Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by this September 1998 Term C Note and such other September 1998 Term C Notes.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                 ADDITIONAL TERM C LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
           Additional Term C             Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT A-6
                                                  to Second Amended and Restated
                                                                Credit Agreement

                             ADDITIONAL TERM C NOTE

                                                $_______________  March 17, 1999

      FOR VALUE RECEIVED, the undersigned, DUANE READE, a New York general partnership (the "Borrower"), promises to pay to the order of ____________________ (the "Lender") the principal sum of _________________
DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Additional Term C Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective
Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, each of the Parent Guarantors named therein, the various financial institutions (including the Lender) as are or may become parties thereto, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Note is one of the Additional Term C Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                          DUANE READE
                                          By    Duane Reade Inc., a
                                                general partner

                                                                        By
                                                Title:

                                          By    DRI I Inc., a general
                                                partner


                                                                        By
                                                Title:

                 ADDITIONAL TERM C LOANS AND PRINCIPAL PAYMENTS

====================================================================================================================================
               Amount of                Interest                Amount of
           Additional Term C             Period                 Principal             Unpaid Principal                    Notation
Date           Loan Made             (If Applicable)              Repaid                  Balance             Total        Made By
----       -----------------         ---------------        ------------------       ------------------       -----        -------
           Base         LIBO                                Base          LIBO       Base          LIBO
           Rate         Rate                                Rate          Rate       Rate          Rate
           ----         ----                                ----          ----       ----          ----
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                [EXECUTION COPY]

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

                                Duane Reade Inc.

      This certificate is delivered pursuant to Section 3.1.4 of the Amendment Agreement defined in the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors (including Duane Reade Inc., a Delaware corporation ("Holdings")) named therein, the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Credit Agreement.

      The undersigned hereby certifies, represents and warrants that, as of the Amendment Effective Date:

            1. Financial Information, etc. Attached hereto as Annex I are true and complete copies of (a) the (i) audited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Years ended on December 30, 1995, December 28, 1996 and December 27, 1997 and (B) Rock Bottom and its Subsidiaries for the Fiscal Years ended on January 31, 1996, January 31, 1997 and January 31, 1998, (ii) unaudited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Quarters ended on March 28, 1998, June 27, 1998, September 26, 1998 and December 26, 1998 and (B) Rock Bottom and its Subsidiaries for the Fiscal Quarters ended on April 30, 1998 and (iii) an unaudited consolidated financial statement of Holdings and its Subsidiaries and Borrower and its Subsidiaries for the fiscal month ended on January 23, 1999 (the "Base Financial Statements"); and (b) a pro forma consolidated balance sheets of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at December 26, 1998 (the "Pro Forma Balance Sheets"), certified by the chief financial or accounting Authorized Officers of Holdings and the Borrower, respectively, giving effect to the consummation of the New Transaction.

            2. Litigation. There is no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the New Transaction or the legality or validity of the Credit Agreement, any other Loan Document or any Material Document or (y) could reasonably be expected to have a Material Adverse Effect.

            3. Material Adverse Effect. Except as set forth in Item 6.6 ("Material Adverse Change") of the Disclosure Schedule, there has occurred no material adverse change in the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of Holdings and its Subsidiaries, taken as a whole, since December 27, 1997.

            4. Approvals. All necessary governmental, shareholders' and third-party approvals in connection with the New Transaction, the financing contemplated hereby, the continued operations of Holdings, DRI I, the Borrower and each of their respective Subsidiaries and the execution, delivery and performance of the Credit Agreement and the other Loan Documents has been duly obtained and all applicable waiting periods have expired without, in all such cases, any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the New Transaction, the financing contemplated hereby or the continued operations of Holdings, DRI I, the Borrower or any of their respective Subsidiaries.

            5. Rock Bottom Subsidiaries. The Rock Bottom Subsidiaries have been dissolved and attached hereto as Annex II are certificates of dissolution that were filed with the Secretary of State of the applicable state of incorporation of each such Rock Bottom Subsidiary confirming such dissolution.

            6. Warranties, No Default, etc. On the Amendment Effective Date, immediately after giving effect to the New Transaction, the following statements are true and correct:

            (a) The execution, delivery and performance by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries of this Amendment Agreement, the Credit Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not
      (i) contravene the Borrower's or any such Obligor's Organic Documents,
      (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

            (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries of this Amendment Agreement, the Credit Agreement, the Notes, any other Loan Document to which it is a party, except as have been duly obtained or made and are in full force and effect.

            (c) This Amendment Agreement and the Credit Agreement constitute, and the Notes and each other Loan Document executed, or to be executed, by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of the Borrower and such other Obligor enforceable in accordance with their respective terms.

            (d) After giving effect to this Amendment Agreement, neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Credit Agreement or any Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to each Pledge Agreement and each Security Agreement (as such terms are defined in the Existing Credit Agreement, collectively, the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Additional Term C Loan Commitments or the Additional Term C Loans), whether heretofore or hereafter incurred. Neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement or the Credit Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement or the Credit Agreement.

            (e) Both before and immediately after giving effect to this Amendment Agreement, no Default has (or will have) occurred and is (or will be) continuing, and all of the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

      IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this 17th day of March, 1999.

                                          DUANE READE INC.


                                                                             By:
                                                Name: William J. Tennant
                                                Title: Senior Vice President

                                                                [EXECUTION COPY]

                      AMENDMENT EFFECTIVE DATE CERTIFICATE

                                Duane Reade Inc.

      This certificate is delivered pursuant to Section 3.1.4 of the Amendment Agreement defined in the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors (including Duane Reade Inc., a Delaware corporation ("Holdings")) named therein, the various financial institutions as are or may become parties thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein, terms used herein have the meanings assigned to them in the Credit Agreement.

      The undersigned hereby certifies, represents and warrants that, as of the Amendment Effective Date:

            1. Financial Information, etc. Attached hereto as Annex I are true and complete copies of (a) the (i) audited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Years ended on December 30, 1995, December 28, 1996 and December 27, 1997 and (B) Rock Bottom and its Subsidiaries for the Fiscal Years ended on January 31, 1996, January 31, 1997 and January 31, 1998, (ii) unaudited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Quarters ended on March 28, 1998, June 27, 1998, September 26, 1998 and December 26, 1998 and (B) Rock Bottom and its Subsidiaries for the Fiscal Quarters ended on April 30, 1998 and (iii) an unaudited consolidated financial statement of Holdings and its Subsidiaries and Borrower and its Subsidiaries for the fiscal month ended on January 23, 1999 (the "Base Financial Statements"); and (b) a pro forma consolidated balance sheets of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at December 26, 1998 (the "Pro Forma Balance Sheets"), certified by the chief financial or accounting Authorized Officers of Holdings and the Borrower, respectively, giving effect to the consummation of the New Transaction.

            2. Litigation. There is no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the New Transaction or the legality or validity of the Credit Agreement, any other Loan Document or any Material Document or (y) could reasonably be expected to have a Material Adverse Effect.

            3. Material Adverse Effect. Except as set forth in Item 6.6 ("Material Adverse Change") of the Disclosure Schedule, there has occurred no material adverse change in the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of Holdings and its Subsidiaries, taken as a whole, since December 27, 1997.

            4. Approvals. All necessary governmental, shareholders' and third-party approvals in connection with the New Transaction, the financing contemplated hereby, the continued operations of Holdings, DRI I, the Borrower and each of their respective Subsidiaries and the execution, delivery and performance of the Credit Agreement and the other Loan Documents has been duly obtained and all applicable waiting periods have expired without, in all such cases, any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the New Transaction, the financing contemplated hereby or the continued operations of Holdings, DRI I, the Borrower or any of their respective Subsidiaries.

            5. Rock Bottom Subsidiaries. The Rock Bottom Subsidiaries have been dissolved and attached hereto as Annex II are certificates of dissolution that were filed with the Secretary of State of the applicable state of incorporation of each such Rock Bottom Subsidiary confirming such dissolution.

            6. Warranties, No Default, etc. On the Amendment Effective Date, immediately after giving effect to the New Transaction, the following statements are true and correct:

            (a) The execution, delivery and performance by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries of this Amendment Agreement, the Credit Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not
      (i) contravene the Borrower's or any such Obligor's Organic Documents,
      (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

            (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries of this Amendment Agreement, the Credit Agreement, the Notes, any other Loan Document to which it is a party, except as have been duly obtained or made and are in full force and effect.

            (c) This Amendment Agreement and the Credit Agreement constitute, and the Notes and each other Loan Document executed, or to be executed, by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of the Borrower and such other Obligor enforceable in accordance with their respective terms.

            (d) After giving effect to this Amendment Agreement, neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Credit Agreement or any Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to each Pledge Agreement and each Security Agreement (as such terms are defined in the Existing Credit Agreement, collectively, the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Additional Term C Loan Commitments or the Additional Term C Loans), whether heretofore or hereafter incurred. Neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement or the Credit Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement or the Credit Agreement.

            (e) Both before and immediately after giving effect to this Amendment Agreement, no Default has (or will have) occurred and is (or will be) continuing, and all of the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct.

      IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this 17th day of March, 1999.

                                          DUANE READE INC.


                                                                             By:
                                                Name: William J. Tennant
                                                Title: Senior Vice President

                                                                       EXHIBIT E
                                                  to Second Amended and Restated
                                                                Credit Agreement

                             COMPLIANCE CERTIFICATE

                                Duane Reade Inc.

      This Compliance Certificate is delivered pursuant to clause (d) of Section
7.1.1 of the Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated; and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), Duane Reade Inc., a Delaware corporation ("Holdings"), DRI I Inc., a Delaware corporation ("DRI I" and, together with Holdings, collectively, the "Parent Guarantors"), the various financial institutions as are, or may from time to time become, parties thereto as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

      Holdings hereby certifies, represents and warrants in respect of the period (the "Computation Period") commencing on ________ __ ____, and ending on ________ __ ____ (such latter date being the "Computation Date") that as of the Computation Date:

            (a) No Default had occurred and was continuing[, except [for __________] [and] [as specified below]].

            *[(b) The Net Worth was $____________. The minimum Net Worth permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date, as computed on Attachment 1 hereto, was $____________.]

            (c) The Leverage Ratio was ________, as computed on

--------
* To be included if the Computation Date is on or after the last day of the 1998 Fiscal Year.

      Attachment 2 hereto. The maximum Leverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________.

            (d) The Interest Coverage Ratio was ________, as computed on Attachment 3 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (c) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________.

            (e) The Fixed Charge Coverage Ratio was ________, as computed on Attachment 4 hereto. The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (d) of Section 7.2.4 of the Credit Agreement on the Computation Date was ________.

      The Equipment and Inventory of each Grantor (as each such term is defined in each Security Agreement) is located as indicated on Item A of Attachment 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

      The chief executive office and principal place of business of each Parent Guarantor, the Borrower and each of their respective Subsidiaries is located as indicated on Item B of Attachment 5 hereto or as set forth on the relevant Item of the relevant Security Agreement or in a previous Compliance Certificate.

      None of the Parent Guarantors, the Borrower and their respective Subsidiaries have changed their legal name, used any tradename (except as listed in the relevant Security Agreement) or been the subject of any merger or other corporate reorganization except (i) as indicated on Item C of Attachment 5 hereto, (ii) as set forth on the relevant Item of the relevant Security Agreement or (iii) as set forth in a previous Compliance Certificate.

      IN WITNESS WHEREOF, Holdings has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief [financial] [accounting] Authorized Officer on this ____ day of ________, ____.

                                          DUANE READE INC.


                                          By ____________________________
                                             Title:

                                                                    Attachment 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                                    NET WORTH
                                 on ___________
                            (the "Computation Date")

Net Worth:
================================================================================
1.    The cumulative Net Income (the net income of Holdings       $_____________
      and its Subsidiaries on a consolidated basis,
      excluding extraordinary and non-recurring gains and
      extraordinary losses incurred in connection with the
      Transaction) for the period from the first day of the
      1998 Fiscal Year to the Computation Date
================================================================================
2.    MINIMUM NET WORTH: The amount which is 50% of Item 1        $_____________
================================================================================

                                                                    Attachment 2
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                                 LEVERAGE RATIO*
                                 on ___________
                            (the "Computation Date")

Leverage Ratio:
================================================================================
1.    Total Debt of Holdings and its Subsidiaries on a            $_____________
      consolidated basis outstanding on the Computation Date
================================================================================
2.    EBITDA: the sum (without duplication) of:
================================================================================

--------
* For purposes of calculating the Leverage Ratio, the ratio shall be calculated giving pro forma effect to any acquisition, disposition, merger, consolidation or discontinued operation (including any related financing transaction) made by the Borrower or any of its Subsidiaries during the period comprised of the Fiscal Quarters that are the subject of such calculation as if such acquisition, disposition, merger, consolidation or discontinued operation (including such related financing transaction) had been made at the beginning of such period. Not in limitation of the immediately preceding sentence but in furtherance thereof, for purposes of such calculation, EBITDA for such period shall be calculated to (i) include the EBITDA (adjusted to exclude the cost of any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the acquired entities to the extent such costs are eliminated and not replaced and as determined in good faith by the chief financial or accounting Authorized Officer of Holdings) attributable to any business or assets acquired by the Borrower or any of its Subsidiaries utilizing the actual revenues attributable to such business or assets for such and the expenses that would have been attributable to such business or assets had the Borrower acquired such business or assets at the beginning of such period and (ii) exclude the EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations, businesses and assets disposed of prior to the end of such period from such calculation, in each case, as determined in good faith by the signatory hereto.

================================================================================
      (a)   Net Income (the net income of Holdings and its        $_____________
            Subsidiaries for the Computation Period on a
            consolidated basis, excluding extraordinary and
            non-recurring gains and extraordinary losses
            incurred in connection with the Transaction)
================================================================================
      (b)   The amount deducted in determining Net Income         $_____________
            representing non-cash charges, including
            depreciation, amortization and deferred rent
================================================================================
      (c)   The amount deducted in determining Net Income         $_____________
            representing income taxes (whether actually paid
            or deferred)
================================================================================
      (d)   The amount deducted in determining Net Income         $_____________
            representing Interest Expense (the aggregate
            consolidated interest expense of Holdings and
            its Subsidiaries for the Computation Period, as
            determined in accordance with GAAP, including
            the portion of any payments made in respect of
            Capitalized Lease Liabilities allocable to
            interest expense)
================================================================================
      (e)   The amount deducted in determining Net Income         $_____________
            representing extraordinary or non-recurring
            expenses
================================================================================
      (f) The amount of all extraordinary or non-recurring $_____________ non- cash credits included in determining Net
            Income
================================================================================
      (g)   EBITDA: The sum of Items 2(a) through 2(e) minus      $_____________
            Item 2(f)
================================================================================
3.    LEVERAGE RATIO: ratio of Item 1 to Item 2(g)                        ____:1
================================================================================

                                                                    Attachment 3
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                            INTEREST COVERAGE RATIO*
                                 on ___________
                            (the "Computation Date")

Interest Coverage Ratio:
================================================================================
1.    EBITDA (see Item 2(g) of Attachment 2)                      $_____________
================================================================================

--------
* For purposes of calculating the Interest Coverage Ratio, the ratio shall be calculated giving pro forma effect to any acquisition, disposition, merger, consolidation or discontinued operation (including any related financing transaction) made by the Borrower or any of its Subsidiaries during the period comprised of the Fiscal Quarters that are the subject of such calculation as if such acquisition, disposition, merger, consolidation or discontinued operation (including such related financing transaction) had been made at the beginning of such period. Not in limitation of the immediately preceding sentence but in furtherance thereof, for purposes of such calculation, EBITDA for such period shall be calculated to (i) include the EBITDA (adjusted to exclude the cost of any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the acquired entities to the extent such costs are eliminated and not replaced and as determined in good faith by the chief financial or accounting Authorized Officer of Holdings) attributable to any business or assets acquired by the Borrower or any of its Subsidiaries utilizing the actual revenues attributable to such business or assets for such and the expenses that would have been attributable to such business or assets had the Borrower acquired such business or assets at the beginning of such period and (ii) exclude the EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations, businesses and assets disposed of prior to the end of such period from such calculation, in each case, as determined in good faith by the signatory hereto.

================================================================================
2.    The cash portion of Interest Expense (the aggregate         $_____________
      consolidated interest expense of Holdings and its
      Subsidiaries for the Computation Period, as determined
      in accordance with GAAP, including the portion of any
      payments made in respect of Capitalized Lease
      Liabilities allocable to interest expense) (for the
      Computation Period)
================================================================================
3.    INTEREST COVERAGE RATIO: ratio of Item 1 to Item 2                  ____:1
================================================================================

                                                                    Attachment 4
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                          FIXED CHARGE COVERAGE RATIO*
                                 on ___________
                            (the "Computation Date")

Fixed Charge Coverage Ratio:
================================================================================
1.    EBITDA (see Item 2(g) of Attachment 2)                      $_____________
================================================================================

--------
* For purposes of calculating the Fixed Charge Coverage Ratio, the ratio shall be calculated giving pro forma effect to any acquisition, disposition, merger, consolidation or discontinued operation (including any related financing transaction) made by the Borrower or any of its Subsidiaries during the period comprised of the Fiscal Quarters that are the subject of such calculation as if such acquisition, disposition, merger, consolidation or discontinued operation (including such related financing transaction) had been made at the beginning of such period. Not in limitation of the immediately preceding sentence but in furtherance thereof, for purposes of such calculation, EBITDA for such period shall be calculated to (i) include the EBITDA (adjusted to exclude the cost of any compensation, remuneration or other benefit paid or provided to any employee, consultant, Affiliate or equity owner of the acquired entities to the extent such costs are eliminated and not replaced and as determined in good faith by the chief financial or accounting Authorized Officer of Holdings) attributable to any business or assets acquired by the Borrower or any of its Subsidiaries utilizing the actual revenues attributable to such business or assets for such and the expenses that would have been attributable to such business or assets had the Borrower acquired such business or assets at the beginning of such period and (ii) exclude the EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations, businesses and assets disposed of prior to the end of such period from such calculation, in each case, as determined in good faith by the signatory hereto.

================================================================================
2.    Capital Expenditures of the Borrower and its                $_____________
      Subsidiaries actually made during the Computation
      Period pursuant to clause (a) of Section 7.2.7 of the
      Credit Agreement (excluding Capital Expenditures of
      Holdings and its Subsidiaries constituting Capitalized
      Lease Liabilities and by way of the incurrence of
      Indebtedness permitted pursuant to clause (e) of
      Section 7.2.2 of the Credit Agreement to a vendor of
      any assets permitted to be acquired pursuant to
      Section 7.2.7 of the Credit Agreement to finance the
      acquisition of such assets)
================================================================================
3.    The cash portion of Interest Expense (net of cash           $_____________
      interest income) for the Computation Period
================================================================================
4.    All scheduled payments of principal of the Term Loans       $_____________
      and other term Debt (including the principal component
      of payments in respect of any Capital Lease
      Liabilities) during the Computation Period
================================================================================
5.    All federal, state and foreign income taxes paid or         $_____________
      payable in cash by Holdings and its Subsidiaries
      during the Computation Period
================================================================================
6.    Restricted Payments of the type described in clause         $_____________
      (e) of Section 7.2.6 of the Credit Agreement for the
      Computation Period
================================================================================
7.    The sum (without duplication) of Items 2 through 6          $_____________
================================================================================
8.    FIXED CHARGE COVERAGE RATIO: ratio of Item 1 to Item 7              ____:1
================================================================================

                                                                    Attachment 5
                                                         (to __/__/__ Compliance
                                                                    Certificate)

Item A.   Change of Location of Equipment

          Name of Parent Guarantor,
           Borrower or Subsidiary          Description              New Location

1.

2.

3.

Item B.  Change of Location of Inventory

          Name of Parent Guarantor,
           Borrower or Subsidiary          Description              New Location

1.

2.

3.

Item C.  Change of Place of Business, etc.

         Name of Parent Guarantor, Borrower or Subsidiary            New Address

1.

2.

3.

Item D.  Change of Trade or Legal Names

         Name of Parent Guarantor,
          Borrower or Subsidiary              New Legal Name      New Trade Name

1.

2.

3.

                                                                     EXHIBIT F-1
                                                                [CONFORMED COPY]

               AMENDED AND RESTATED PARTNERSHIP SECURITY AGREEMENT

      This AMENDED AND RESTATED PARTNERSHIP SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of September 11, 1998 (amending and restating the Partnership Security Agreement, dated as of February 13, 1998 (the "Existing Security Agreement")), is made by each of the parties identified on the signature pages hereto as a "Grantor" (each, individually, a "Grantor", and collectively, the "Grantors") in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower" or the "Partnership"), each of the Grantors, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, each Grantor was required to execute and deliver the Existing Security Agreement; and

      WHEREAS, each Grantor has requested that the Existing Security Agreement be amended and restated in its entirety to read as hereinafter set forth;

      WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made and maintained from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), each Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Existing Credit Agreement" is defined in the first recital.

      "Existing Security Agreement" is defined in the first recital.

      "Grantor" and "Grantors" are defined in the preamble.

      "Lender" and "Lenders" are defined in the first recital.

      "Partnership" is defined in the first recital.

      "Partnership Agreement" means the Borrower Partnership Agreement as defined in the Credit Agreement.

      "Secured Obligations" is defined in Section 2.2.

      "Security Agreement" is defined in the preamble.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. Each Grantor hereby (x) confirms the assignments, pledges and grants that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Security Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

            (a) all right, title and interest of such Grantor, whether now existing or hereafter arising or acquired, in, to and under the Partnership Agreement, including such Grantor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from the Partnership (including specific properties of the Partnership upon dissolution and otherwise and all rights and interests as general partner to operate the Partnership);

            (b) all general or limited partnership interests now owned or hereafter acquired by such Grantor in the Partnership as a result of exchange offers, direct investments or contributions or otherwise;

            (c) such Grantor's accounts, general intangibles and other rights to payment or reimbursement, now existing or hereafter arising or acquired, from the Partnership, existing or arising from loans, advances or other extensions of credit by such Grantor from time to time to or for the account of the Partnership, or from services rendered by such Grantor from time to time to or for the account of the Partnership; and

            (d) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b) and (c), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of each Grantor and each other Obligor now or hereafter existing under this Security Agreement and each other Loan Document to which such Grantor or such other Obligor is or may become a party (all such obligations of the Borrower and such Grantor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination of all Letters of Credit, the termination or expiration of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon each Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

      SECTION 2.4. Grantors Remain Liable. Anything herein to the contrary notwithstanding

                      (a) each Grantor shall remain liable under the Partnership Agreement and the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under the Partnership Agreement and such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the Partnership Agreement and any such contracts or agreements included in the Collateral, and

            (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the Partnership Agreement and any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.6. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) such Grantor has made payment to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the requesting Grantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations, Commitments or Letters of Credit remain outstanding or any Rate Protection Agreement remains in full force and effect, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other

Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

      SECTION 3.2. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as to which a duly executed termination statement relating to such financing statement or other similar instrument has been delivered to the Administrative Agent on the Closing Date.

      SECTION 3.3. Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations, and upon the filing of the Uniform Commercial Code financing statements delivered by each Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a first priority perfected security interest. The Partnership Agreement (and all amendments thereto) constitutes the valid, binding and enforceable obligations of each Grantor a party thereto, sets forth the entire agreement of the parties thereto with respect to the subject matter thereof, has not been further amended or modified and remains in full force and effect.

      SECTION 3.4. Partnership Interests, Profits. The character (general and/or limited partner) of each Grantor's interest in the Partnership and each Grantor's percentage interest in the Partnership's profits (with profit interests as a general and as a limited partner separately stated) are as set forth in Schedule I hereto, as amended, supplemented or otherwise modified from time to time with the prior written consent of the Administrative Agent.

      SECTION 3.5. Certificate. No interest of such Grantor in the Partnership is represented by a certificate of interest or similar instrument, except such certificates or instruments, if any, as have been delivered to the Administrative Agent and are held in its possession (and such Grantor covenants and agrees that any such certificates or instruments hereafter received by such Grantor with respect to any of the Collateral will be promptly delivered to the Administrative Agent, together with all necessary instruments or transfer or assignment, duly executed in blank).

         SECTION 3.6. Interest in Partnership Agreements. Such Grantor had and has the power and legal capacity to execute and carry out the provisions of the Partnership Agreement. Such Grantor has substantially performed all of its obligations to date under the Partnership Agreement and has not received notice of the failure of any other party thereto to perform substantially its obligations thereunder.

      SECTION 3.7. Location, Records, etc. The chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Collateral are located at the addresses specified in Schedule II hereto. During the four months preceding the Closing Date, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto (except as listed on the signature page hereto), nor has such Grantor been the subject of any merger or other corporate reorganization.

      SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

            (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

      SECTION 3.9. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Rate Protection Agreements shall remain in full force and effect, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this
Article IV.

      SECTION 4.2. Covenants from Other Agreements. Such Grantor will take all actions necessary to cause the Partnership to perform, comply with and be bound by all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement and in any other Loan Document applicable to the Partnership and its properties. Each such agreement, covenant and obligation contained in such Article or in any other Loan Document and all other terms of the Credit Agreement and the Loan Documents to which reference is made therein, together with all related definitions and ancillary provisions, is hereby incorporated into this Security Agreement by reference as though specifically set forth in this Section, and each such agreement, covenant and obligation shall, for purposes hereof, survive the termination of the Credit Agreement and the Loan Documents (other than this Security Agreement).

      SECTION 4.3. Maintenance of Records. Such Grantor will keep, at its address indicated on Schedule II hereto, all of its records concerning the Collateral, which records will be of such character as will enable the Administrative Agent or its designees to determine at any time the status thereof, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions necessary to (a) perfect, preserve and protect any security interest granted or purported to be granted hereby and (b) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder, shall have been taken. Such Grantor shall not change its name except upon 30 days' prior written notice to the Administrative Agent and shall hold and preserve such records concerning the Collateral and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records.

      SECTION 4.4. Amendment of Partnership Agreement. Such Grantor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, the Partnership Agreement, if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of any Secured Party under the Credit Agreement or any other Loan Document, without the prior written consent of the Administrative Agent and the Required Lenders.

      SECTION 4.5. Withdraw from Partnership. No Grantor will, without the express written consent of the Administrative Agent and the Lenders, actively cause itself to withdraw as a general partner or limited partner, as the case may be, of the Partnership.

      SECTION 4.6. Transfers and Other Liens. Such Grantor shall not

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

            (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the

      Credit Agreement.

      SECTION 4.7. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

            (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

            (b) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to all parties, and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                  (i) first, to the payment of any amounts payable to the
            Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.2;

                  (ii) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                        (A) first to fees and expense reimbursements then due to
                  such Secured Party,

                        (B) then to interest due to such Secured Party,

                        (C) then to pay or prepay principal of the Loans owing
                  to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                        (D) then to pay the remaining outstanding Obligations
                  and cash collateralize all Letter of Credit Outstandings;

                  (iii) third, without duplication of any amounts paid pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                  (iv) fourth, to be held as additional collateral security
            until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.2. Indemnity and Expenses.

            (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

            (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Administrative Agent or the Secured Parties hereunder, and

                  (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and by the Guarantor in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to such party, addressed to such party at its address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                              GRANTORS:

                                              DUANE READE INC., a Delaware
                                                 corporation


                                              By /s/ William J. Tennant
                                                 Name:  William J. Tennant
                                                 Title:  Senior Vice President



                                              DRI I INC., a Delaware corporation


                                              By /s/ William J. Tennant
                                                 Name:  William J. Tennant
                                                 Title:  Senior Vice President



                                              FLEET NATIONAL BANK,
                                                as Administrative Agent


                                              By /s/ A. Glen Kewley
                                                 Name:  A. Glen Kewley
                                                 Title:  A.V.P.

                                                                   SCHEDULE I to
                                                            Partnership Security
                                                                       Agreement


                                      TYPE OF                      PERCENTAGE OF
                                    PARTNERSHIP                    ALL INTERESTS
NAME OF GRANTOR                   INTEREST PLEDGED                    PLEDGED
---------------                   ----------------                    -------
Duane Reade Inc.                      General                           99%

  DRI I Inc.                          General                           1%

                                                                  SCHEDULE II to
                                                            Partnership Security
                                                                       Agreement

                             Chief Executive Office

DUANE READE INC.             440 Ninth Avenue
                             New York, New York 10001


DRI I INC.                   440 Ninth Avenue
                             New York, New York 10001

                                                                     EXHIBIT F-2
                                                                [CONFORMED COPY]

                AMENDED AND RESTATED BORROWER SECURITY AGREEMENT

      This AMENDED AND RESTATED BORROWER SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of September 11, 1998 (amending and restating the Borrower Security Agreement, dated as of February 13, 1998 (the "Existing Security Agreement")), is made by DUANE READE, a New York general partnership (the "Grantor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, the Grantor was required to execute and deliver the Existing Security Agreement; and

      WHEREAS, the Grantor has requested that the Existing Security Agreement be amended and restated in its entirety to read as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement and to induce the Secured Parties to enter into Rate Protection Agreement(s), the Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in Section 4.3(b).

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Copyright Collateral" means all copyrights (including all copyrights for semiconductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Credit Agreement" is defined in the first recital.

      "Equipment" is defined in clause (a) of Section 2.1.

      "Existing Credit Agreement" is defined in the first recital.

      "Existing Security Agreement" is defined in the preamble.

      "Grantor" is defined in the preamble.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Inventory" is defined in clause (b) of Section 2.1

      "Lender" and "Lenders" are defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of
      Schedule II attached hereto, and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Security Agreement" is defined in the preamble.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. The Grantor hereby (x) confirms the assignments, pledges and grants that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Security Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "Collateral"):

            (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (b) all inventory in all of its forms of the Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by the
            Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables" (provided, however, that Receivables shall not include Prescription Receivables sold to Pharmacy Fund pursuant to the Rapid Remit Program), and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts") (provided, however, that Related Contracts shall not include the Rapid Remit Program Documents);

            (d) all Intellectual Property Collateral of the Grantor;

            (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
      Section 2.1;

            (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use its commercially reasonable best efforts to obtain any such required consent.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon the Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of

Collateral permitted by the terms of Section 7.2.9 of the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

      SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. The Grantor represents and warrants to each Secured Party as set forth in this Article III.

      SECTION 3.2. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the Closing Date (if then owned by the Grantor), been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item D of Schedule I hereto. The Grantor has no trade names other than those set forth in Item E of Schedule I hereto. During the four months preceding the Closing Date, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of Schedule I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.8. The Grantor is not a party to any Federal, state or local government contract except as set forth in Item G of
Schedule I hereto.

      SECTION 3.3. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

      SECTION 3.4. Possession and Control. The Grantor has exclusive possession and control of its Equipment and Inventory.

      SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. The Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

      SECTION 3.6. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United

      States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably be expected to have a Material Adverse Effect and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably be expected to have a Material Adverse Effect;

            (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

      SECTION 3.7. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral securing the payment of the Obligations, and

            (a) in the case of Collateral comprised of certificated securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest;

            (b) in the case of Collateral comprised of uncertificated securities with respect to which a security interest therein may not be perfected under applicable law by the filing of a Uniform Commercial Code financing statement, upon a "transfer" (as such term is used in Section 8-313 of the U.C.C.) of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest; and

            (c) in the case of all other Collateral, upon the filing of the Uniform Commercial Code financing statements delivered by the Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a first priority perfected security interest.

The Grantor has filed all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor (or has provided the Administrative Agent with copies thereof suitable for filing in such offices), and has taken all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral.

      SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

            (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

      SECTION 3.9. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreements shall remain in full force and effect, or any Lender shall have any outstanding Commitment, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

      SECTION 4.2. As to Equipment and Inventory. The Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
      Section 3.2 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.7) shall be true and correct, and all action required pursuant to the first sentence of Section 4.8 shall have been taken with respect to the Equipment and Inventory;

            (b) cause the Equipment to be maintained and preserved as required by Section 7.1.3 of the Credit Agreement; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of such material Equipment; and

            (c) pay promptly when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

      SECTION 4.3. As to Receivables.

            (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Item D of Schedule I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.8 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.2.

            (b) Upon written notice by the Administrative Agent to the Grantor pursuant to this Section 4.3(b), all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default.

            (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist.

      SECTION 4.4. As to Collateral.

            (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in
      Section 8.1.9 of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

            (b) Following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, the Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.5. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

            (a) the Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) the Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to employ all of the Trademark Collateral
            registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                  (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

                  (v) use any of the Trademark Collateral registered with any
            Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                  (vi) do or permit any act or knowingly omit to do any act
            whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c) the Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) the Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) in no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

            (f) the Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

            (g) the Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Trademark Security Agreement in the form of Exhibit B hereto, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

      SECTION 4.6. Insurance. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section.

      SECTION 4.7. Transfers and Other Liens. The Grantor shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

            (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

      SECTION 4.8. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

            (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

            (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

            (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

            (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.8).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                  (i) first, to the payment of any amounts payable to the
            Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.2;

                  (ii) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                        (A) first to fees and expense reimbursements then due to
                  such Secured Party,

                        (B) then to interest due to such Secured Party,

                        (C) then to pay or prepay principal of the Loans owing
                  to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                        (D) then to pay the remaining outstanding Obligations
                  and cash collateralize all Letter of Credit Outstandings;

                  (iii) third, without duplication of any amounts paid pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                  (iv) fourth, to be held as additional collateral security
            until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.2. Indemnity and Expenses.

            (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

            (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of,
            collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Administrative Agent or the Secured Parties hereunder, and

                  (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at the address of such party specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          DUANE READE
                                          By Duane Reade Inc., a
                                                  general Partner


                                          By /s/ William J. Tennant
                                             Name: William J. Tennant
                                             Title: Senior Vice President


                                          By DRI I Inc., a general partner


                                          By /s/ William J. Tennant
                                             Name: William J. Tennant
                                             Title: Senior Vice President



                                          FLEET NATIONAL BANK,
                                            as Administrative Agent


                                          By /s/ A. Glen Kewley
                                              Name: A. Glen Kewley
                                              Title: A.V.P.

                                                                      SCHEDULE I
                                                                     to Borrower
                                                              Security Agreement

Item A. Location of Equipment

            Description                                   Location
            -----------                                   --------
1. Equipment used in connection with           See Item 6.9 of Schedule I to the
   the Borrower's business                     Credit Agreement

Item B.  Location of Inventory

            Description                                   Location
            -----------                                   --------
1.    Inventory held by the Borrower for       See Item 6.9 of Schedule I to the
      sale or other use in connection with     Credit Agreement
      the Borrower's business.

Item C. Location of Lock Boxes

                                                                  Contact
Bank Name and Address               Account Number                Person
---------------------               --------------                ------

1.    None.

Item D. Place(s) of Business and Chief Executive Office

1.    See Item 6.9 of Schedule I to the Credit Agreement.

Item E. Trade Names

1.    Duane Reade

Item F. Merger or Other Corporate Reorganization

     None.

Item G. Government Contracts

      None.

                                                                     SCHEDULE II
                                                                     to Borrower
                                                              Security Agreement


Item A. Patents


                                 Issued Patents

(1)Country        Patent No.        Issue Date        Inventor(s)          Title
----------        ----------        ----------        -----------          -----

NONE


                           Pending Patent Applications

*Country          Serial No.        Filing Date       Inventor(s)          Title
--------          ----------        -----------       -----------          -----

NONE


                       Patent Applications in Preparation

                                                      Expected
*Country          Docket No.        Filing Date       Inventor(s)          Title
--------          ----------        -----------       -----------          -----

NONE

Item B. Patent Licenses

*Country or                              Effective       Expiration      Subject
 Territory        Licensor    Licensee      Date            Date          Matter
 ---------        --------    --------      ----            ----          ------

NONE

                                                                    SCHEDULE III
                                                                     to Borrower
                                                              Security Agreement

Item A. Trademarks

                              Registered Trademarks

(2)Country   Trademark                      Registration No.   Registration Date
----------   ---------                      ----------------   -----------------
U.S.         DR (stylized)                      1099871             08/15/78

U.S.         DUANE READE                        1106451             11/21/78

U.S.         DR (stylized)                      1106961             11/28/78

U.S.         DUANE READE                        1092555             05/30/78

U.S.         DR (stylized)                      1099209             08/15/78

U.S.         DUANE READE                        1105420             11/07/78

U.S.         ROCKBOTTOM                         1163199             07/28/81

U.S.         ROCKBOTTOM                         1500884             08/18/88

U.S.         RXCELLENT SERVICE and Design       1784568             07/27/93


                         Pending Trademark Applications

*Country          Trademark         Serial No.        Filing Date
--------          ---------         ----------        -----------

NONE.


                      Trademark Applications in Preparation

                                                       Expected        Products/
*Country          Trademark         Docket No.        Filing Date      Services
--------          ---------         ----------        -----------      --------

NONE.

Item B. Trademark Licenses

*Country or                                               Effective   Expiration
 Territory      Trademark      Licensor      Licensee        Date        Date
 ---------      ---------      --------      --------        ----        ----

NONE.

                                                                     SCHEDULE IV
                                                                     to Borrower
                                                              Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

*Country        Registration No.      Registration Date     Author(s)      Title
--------        ----------------      -----------------     ---------      -----

NONE.


              Copyright/Mask Work Pending Registration Applications

*Country          Serial No.        Filing Date         Author(s)          Title
--------          ----------        -----------         ---------          -----

NONE.


          Copyright/Mask Work Registration Applications in Preparation

                                     Expected
*Country          Docket No.        Filing Date         Author(s)          Title
--------          ----------        -----------         ---------          -----

NONE.

Item B. Copyright/Mask Work Licenses

*Country or                              Effective       Expiration      Subject
 Territory        Licensor    Licensee      Date            Date          Matter
 ---------        --------    --------      ----            ----          ------

NONE.

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                                     to Borrower
                                                              Security Agreement

                        Trade Secret or Know-How Licenses

*Country or                              Effective       Expiration      Subject
 Territory        Licensor    Licensee      Date            Date          Matter
 ---------        --------    --------      ----            ----          ------

NONE.

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                                     to Borrower
                                                              Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 ( amending and restating in its entirety that certain Credit Agreement dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                               DUANE READE
                                               By Duane Reade Inc., a general
                                                  partner


                                               By
                                                  Name:
                                                  Title:


                                               By DRI I Inc., a general partner


                                               By
                                                  Name:
                                                  Title:



                                               FLEET NATIONAL BANK, as
                                               Administrative Agent


                                               By
                                                  Name:
                                                  Title:

                                                                    ATTACHMENT 1
                                                              to Borrower Patent
                                                              Security Agreement

Item A. Patents

                                 Issued Patents

*Country          Patent No.    Issue Date      Inventor(s)      Title
--------          ----------    ----------      -----------      -----


                           Pending Patent Applications

*Country          Serial No.    Filing Date     Inventor(s)      Title
--------          ----------    -----------     -----------      -----


                       Patent Applications in Preparation

                                 Expected
*Country          Docket No.    Filing Date     Inventor(s)      Title
--------          ----------    -----------     -----------      -----

Item B. Patent Licenses


*Country or                              Effective       Expiration      Subject
 Territory        Licensor    Licensee      Date            Date          Matter
 ---------        --------    --------      ----            ----          ------

                                                                       EXHIBIT B
                                                                     to Borrower
                                                              Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Agreement"), dated as of September 11, 1998 (amending and restating the Trademark Security Agreement, dated as of February 13, 1998 (the "Existing Agreement")), is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

      WHEREAS, as a condition precedent to the making of the Credit Extensions under the Existing Credit Agreement, the Grantor was required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

      WHEREAS, the Grantor has requested that the Existing Agreement be amended and restated in its entirety to read as hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby (x) confirm the mortgage, pledge and grant that it previously made to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Agreement and (y) not in limitation of such assignments, pledges and grants but as a supplement thereto, assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          DUANE READE
                                          By Duane Reade Inc., a general
                                             partner


                                          By
                                             Name: William J. Tennant
                                             Title: Senior Vice President


                                          By DRI I Inc., a general partner


                                          By
                                             Name: William J. Tennant
                                             Title: Senior Vice President



                                          FLEET NATIONAL BANK,
                                            as Administrative Agent


                                          By
                                             Name: A. Glen Kewley
                                             Title: A.V.P.

                                                                    ATTACHMENT 1
                                                           to Borrower Trademark
                                                              Security Agreement

Item A. Trademarks

                              Registered Trademarks

*Country          Trademark         Registration No.        Registration Date
--------          ---------         ----------------        -----------------


                         Pending Trademark Applications

*Country          Trademark          Serial No.             Filing Date
--------          ---------          ----------             -----------


                      Trademark Applications in Preparation

                                                      Expected         Products/
*Country          Trademark         Docket No.       Filing Date       Services
--------          ---------         ----------       -----------       --------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Trademark Licenses

*Country or                                                Effective  Expiration
 Territory      Trademark       Licensor      Licensee        Date        Date
 ---------      ---------       --------      --------        ----        ----

                                                                       EXHIBIT C
                                                                     to Borrower
                                                              Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between DUANE READE, a New York general partnership (the "Grantor"), and FLEET NATIONAL BANK, as Administrative Agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Grantor, each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each individually a "Lender" and collectively the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered an Amended and Restated Borrower Security Agreement, dated as of September 11, 1998 (amending and restating in its entirety that certain Borrower Security Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Security Agreement") (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Security Agreement");

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Grantor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative

Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                               DUANE READE
                                               By  Duane Reade Inc., a general
                                                   partner


                                                   By
                                                       Name:
                                                       Title:


                                               By  DRI I Inc., a general partner


                                                   By
                                                       Name:
                                                       Title:



                                               FLEET NATIONAL BANK, as
                                               Administrative Agent


                                                   By
                                                       Name:
                                                       Title:

                                                                    ATTACHMENT 1
                                                           to Borrower Copyright
                                                              Security Agreement

Item A. Copyrights/Mask Works

                        Registered Copyrights/Mask Works

*Country        Registration No.      Registration Date     Author(s)      Title
--------        ----------------      -----------------     ---------      -----


              Copyright/Mask Work Pending Registration Applications

*Country          Serial No.        Filing Date         Author(s)          Title
--------          ----------        -----------         ---------          -----


          Copyright/Mask Work Registration Applications in Preparation

                                     Expected
*Country          Docket No.        Filing Date         Author(s)          Title
--------          ----------        -----------         ---------          -----


--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Copyright/Mask Work Licenses

*Country or                              Effective       Expiration      Subject
 Territory        Licensor    Licensee      Date            Date          Matter
 ---------        --------    --------      ----            ----          ------


--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     EXHIBIT F-3
                                                           to Second Amended and
                                                       Restated Credit Agreement

                          SUBSIDIARY SECURITY AGREEMENT

      This SUBSIDIARY SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of ________ __, ____, is made by each Subsidiary (as defined below) of the Borrower (as defined below) a signatory hereto, and each other Person which may from time to time hereafter become a party hereto pursuant to Section 7.4 (each, individually, an "Additional Grantor", and collectively, the "Additional Grantors", and together with each such Subsidiary, each, individually, a "Grantor", and collectively, the "Grantors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

      WHEREAS, each Grantor is a Subsidiary of the Borrower;

      WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

      WHEREAS, it is in the best interests of each Grantor to execute this Security

Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made and maintained from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), each Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Grantor" and "Additional Grantors" are defined in the preamble.

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Collateral Account" is defined in Section 4.3(b).

      "Computer Hardware and Software Collateral" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

            (c) all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

            (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "Copyright Collateral" means all copyrights (including all copyrights for semiconductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      "Credit Agreement" is defined in the first recital.

      "Equipment" is defined in clause (a) of Section 2.1.

      "Existing Credit Agreement" is defined in the first recital.

      "Grantor" and "Grantors" are defined in the preamble.

      "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "Inventory" is defined in clause (b) of Section 2.1

      "Lender" and "Lenders" are defined in the first recital.

      "Patent Collateral" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

      "Receivables" is defined in clause (c) of Section 2.1.

      "Related Contracts" is defined in clause (c) of Section 2.1.

      "Secured Obligations" is defined in Section 2.2.

      "Security Agreement" is defined in the preamble.

      "Trademark Collateral" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
      Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. Grant of Security. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured

Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "Collateral"):

            (a) all equipment in all of its forms of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

            (b) all inventory in all of its forms of such Grantor, wherever located, including

                  (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                  (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                  (iii) all goods which are returned to or repossessed by such
            Grantor,

      and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

            (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables" (provided, however, that Receivables shall not include Prescription Receivables sold to Pharmacy Fund pursuant to the Rapid Remit Program), and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts") (provided, however, that Related Contracts shall not include the Rapid Remit Program Documents);

            (d) all Intellectual Property Collateral of such Grantor;

            (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
      Section 2.1;

            (f) all of such Grantor's other property and rights of every kind and description and interests therein; and

            (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. Each Grantor agrees to use its commercially reasonable best efforts to obtain any such required consent.

      SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations of each Grantor and each other Obligor now or hereafter existing under this Security Agreement and each other Loan Document to which such Grantor or such other Obligor is or may become a party (all such obligations of the Borrower and such Grantor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon each Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other

      Secured Party.

Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. Upon any sale or other transfer of Collateral permitted by the terms of Section 7.2.9 of the Credit Agreement, the security interest created hereunder in such Collateral (but not in the proceeds thereof) shall be deemed to be automatically released and the Administrative Agent will, at such Grantor's sole expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.

      SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

            (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 2.5. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligations;

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.6. Postponement of Subrogation, etc. Each Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Grantor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Secured Parties and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) such Grantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the requesting Grantor's request, the Secured Parties and the holders of the Notes will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Secured Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, for so long as any Secured Obligations, Commitments or Letters of Credit remain outstanding or any Rate Protection Agreement remains in full force and effect, each Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Grantor represents and warrants to each Secured Party insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article III.

      SECTION 3.2. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of such Grantor is located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement (if then owned by such Grantor), been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item D of Schedule I hereto. Such Grantor has no trade names other than those set forth in Item E of Schedule I hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of Schedule I hereto. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.8. Such Grantor is not a party to any Federal, state or local government contract except as set forth in Item G of Schedule I hereto.

      SECTION 3.3. Ownership, No Liens, etc. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

      SECTION 3.4. Possession and Control. Such Grantor has exclusive possession and control of its Equipment and Inventory.

      SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

      SECTION 3.6. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

            (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices in countries in which the failure to so file and/or record could reasonably have a Material Adverse Effect;

            (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

      SECTION 3.7. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral securing the payment of the Secured Obligations, and

            (a) in the case of Collateral comprised of certificated securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest;

            (b) in the case of Collateral comprised of uncertificated securities with respect to which a security interest therein may not be perfected under applicable law by the filing of a Uniform Commercial Code financing statement, upon a "transfer" (as such term is used in Section 8-313 of the U.C.C.) of such Collateral to the Administrative Agent, such security interest will be a first priority perfected security interest; and

            (c) in the case of all other Collateral, upon the filing of the Uniform Commercial Code financing statements delivered by the Grantor to the Administrative Agent with respect to such Collateral, such security interest will be a first priority perfected security interest.

Each Grantor has filed all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor (or has provided the Administrative Agent with copies thereof suitable for filing in such offices) and has taken all of the other actions referred to above necessary to create perfected, first-priority security interests in the applicable Collateral.

      SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect (or otherwise provided for to the satisfaction of the Agents), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

            (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

      SECTION 3.9. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Rate Protection Agreements shall remain in full force and effect, any Letters of Credit shall be outstanding or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this
Article IV.

      SECTION 4.2. As to Equipment and Inventory. Such Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
      Section 3.2 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in

      Article III (including Section 3.7) shall be true and correct, and all action required pursuant to the first sentence of Section 4.8 shall have been taken with respect to the Equipment and Inventory;

            (b) cause the Equipment to be maintained and preserved as required by Section 7.1.3 of the Credit Agreement; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of such material Equipment; and

            (c) pay promptly when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

      SECTION 4.3. As to Receivables.

            (a) Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in Item D of Schedule I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.8 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in Section 3.2.

            (b) Upon written notice by the Administrative Agent to such Grantor pursuant to this Section 4.3(b), all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit

      Agreement or an Event of Default.

            (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

      SECTION 4.4. As to Collateral.

            (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in
      Section 8.1.9 of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

            (b) Following a Default of the nature set forth in Section 8.1.9 of the Credit

      Agreement or an Event of Default, the Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

            (a) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to employ all of the Trademark Collateral
            registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                  (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

                  (v) use any of the Trademark Collateral registered with any
            Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                  (vi) do or permit any act or knowingly omit to do any act
            whereby
      any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c) such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) in no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (f) such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

            (g) such Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Trademark Security Agreement in the form of Exhibit B hereto, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

      SECTION 4.6. Insurance. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section.

      SECTION 4.7. Transfers and Other Liens. Such Grantor shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

            (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

      SECTION 4.8. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

            (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

            (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the

      Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

            (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

            (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.8).

      Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.2.

      SECTION 5.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                  (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                  (ii) without notice except as specified below, sell the
            Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

                  (i) first, to the payment of any amounts payable to the
            Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.2;

                  (ii) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                        (A) first to fees and expense reimbursements then due to
                  such Secured Party,

                        (B) then to interest due to such Secured Party,

                        (C) then to pay or prepay principal of the Loans owing
                  to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                        (D) then to pay the remaining outstanding Obligations
                  and cash collateralize all Letter of Credit Outstandings;

                  (iii) third, without duplication of any amounts paid pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                  (iv) fourth, to be held as additional collateral security
            until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

      For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.2. Indemnity and Expenses.

            (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

            (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                  (i) the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Administrative Agent or the Secured Parties hereunder, and

                  (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it in care of the Borrower at the address of the Borrower specified in the Credit Agreement, if to the Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.4. Additional Grantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new

Grantor as a party to this Security Agreement.

      SECTION 7.5. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.7. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                [NAME OF GRANTOR]

                                By
                                   Name:
                                   Title:


                                [NAME OF GRANTOR]

                                By
                                   Name:
                                   Title:


                                [NAME OF GRANTOR]

                                By
                                   Name:
                                   Title:


                                FLEET NATIONAL BANK,
                                 as Administrative Agent

                                By
                                   Name:
                                   Title:

                                                                      SCHEDULE I
                                                                   to Subsidiary
                                                              Security Agreement
                                                             ([NAME OF GRANTOR])

Item A. Location of Equipment
        ---------------------

                      Description                            Location
                      -----------                            --------

1.

2.

3.

Item B. Location of Inventory
        ---------------------

                      Description                            Location
                      -----------                            --------

1.

2.

3.

Item C. Location of Lock Boxes
        ----------------------
                                                              Contact
         Bank Name and Address         Account Number         Person
         ---------------------         --------------         ------
1.

2.

3.

Item D. Place(s) of Business and Chief Executive Office
        -----------------------------------------------

Item E. Trade Names
        -----------

Item F. Merger or Other Corporate Reorganization
        ----------------------------------------

Item G. Government Contracts
        --------------------

                                                                     SCHEDULE II
                                                                   to Subsidiary
                                                              Security Agreement
                                                             ([NAME OF GRANTOR])

Item A. Patents
        -------

                                 Issued Patents
                                 --------------

*Country         Patent No.        Issue Date        Inventor(s)         Title
 -------         ----------        ----------        -----------         -----

                           Pending Patent Applications
                           ---------------------------

*Country         Serial No.        Filing Date       Inventor(s)         Title
 -------         ----------        -----------       -----------         -----

                       Patent Applications in Preparation
                       ----------------------------------

                                    Expected
*Country         Docket No.        Filing Date       Inventor(s)         Title
 -------         ----------        -----------       -----------         -----

Item B. Patent Licenses
        ---------------

*Country or                               Effective      Expiration     Subject
 Territory     Licensor     Licensee         Date           Date         Matter
 ---------     --------     --------      ---------      ----------     -------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE III
                                                                   to Subsidiary
                                                              Security Agreement
                                                             ([NAME OF GRANTOR])

Item A. Trademarks
        ----------

                              Registered Trademarks
                              ---------------------

*Country      Trademark       Registration No.       Registration Date
--------      ---------       ----------------       -----------------

                         Pending Trademark Applications

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------

                      Trademark Applications in Preparation
                      -------------------------------------

                                                Expected      Products/
*Country      Trademark       Docket No.       Filing Date    Services
 -------      ---------       ----------       -----------    --------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Trademark Licenses
        ------------------

*Country or                                                Effective  Expiration
 Territory       Trademark     Licensor     Licensee          Date       Date
 ---------       ---------     --------     --------       ---------  ----------

                                                                     SCHEDULE IV
                                                                   to Subsidiary
                                                              Security Agreement
                                                             ([NAME OF GRANTOR])

Item A. Copyrights/Mask Works
        ---------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

*Country       Registration No.    Registration Date     Author(s)         Title
 -------       ----------------    -----------------     ---------         -----

              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country          Serial No.         Filing Date         Author(s)         Title
 -------          ----------         -----------         ---------         -----

          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                      Expected
*Country          Docket No.         Filing Date         Author(s)         Title
 -------          ----------         -----------         ---------         -----

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Copyright/Mask Work Licenses
        ----------------------------

*Country or                            Effective       Expiration       Subject
 Territory   Licensor     Licensee        Date            Date           Matter
 ---------   --------     --------     ---------       ----------        ------

                                                                      SCHEDULE V
                                                                   to Subsidiary
                                                              Security Agreement
                                                             ([NAME OF GRANTOR])

                        Trade Secret or Know-How Licenses

*Country or                               Effective      Expiration     Subject
 Territory     Licensor     Licensee         Date           Date        Matter
 ---------     --------     --------      ---------      ----------     ------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                                   to Subsidiary
                                                              Security Agreement

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between ___________________, a ____________ (the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, each Grantor is a Subsidiary of the Borrower;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 attached hereto;

            (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

            (c) all patent licenses, including each patent license referred to in Item B of Attachment 1 attached hereto; and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 attached hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                              [NAME OF GRANTOR]

                              By
                                Name:
                                Title:


                              FLEET NATIONAL BANK,
                                as Administrative Agent

                              By
                                Name:
                                Title:

                                                                    ATTACHMENT 1
                                                            to Subsidiary Patent
                                                              Security Agreement

Item A. Patents
        -------

                                 Issued Patents
                                 --------------

**Country           Patent No.        Issue Date        Inventor(s)      Title
  -------           ----------        ----------        -----------      -----

                           Pending Patent Applications
                           ---------------------------

*Country            Serial No.        Filing Date       Inventor(s)      Title
 -------            ----------        -----------       -----------      -----

                       Patent Applications in Preparation
                       ----------------------------------

                                       Expected
*Country            Docket No.        Filing Date       Inventor(s)      Title
 -------            ----------        -----------       -----------      -----

Item B. Patent Licenses
        ---------------

*Country or                                Effective      Expiration     Subject
 Territory      Licensor     Licensee         Date           Date         Matter
 ---------      --------     --------      ---------      ----------      ------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                                   to Subsidiary
                                                              Security Agreement

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a ___________
__________ (the "Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of __________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, each Grantor is a Subsidiary of the Borrower;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing by it:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                      [NAME OF GRANTOR]

                                      By
                                        Name:
                                        Title:


                                      FLEET NATIONAL BANK,
                                        as Administrative Agent

                                       By
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                         to Subsidiary Trademark
                                                              Security Agreement

Item A. Trademarks
        ----------

                              Registered Trademarks
                              ---------------------

*Country      Trademark     Registration No.       Registration Date
 -------      ---------     ----------------       -----------------

                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
 -------      ---------          ----------          -----------

                      Trademark Applications in Preparation
                      -------------------------------------

                                                Expected     Products/
*Country      Trademark       Docket No.       Filing Date   Services
 -------      ---------       ----------       -----------   --------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Trademark Licenses
        ------------------

*Country or                                                Effective  Expiration
 Territory       Trademark     Licensor     Licensee          Date       Date
 ---------       ---------     --------     --------       ---------  ----------

                                                                       EXHIBIT C
                                                                   to Subsidiary
                                                              Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of __________ __, ____, is made between _____________________, a __________ (the
"Grantor"), and FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties;

                              W I T N E S S E T H :

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of __________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations;

      WHEREAS, each Grantor is a Subsidiary of the Borrower;

      WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

      WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantor agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

      SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "Copyright Collateral"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Attachment 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full in cash of all Secured Obligations, the termination or expiry of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                      [NAME OF GRANTOR]

                                      By
                                        Name:
                                        Title:


                                      FLEET NATIONAL BANK,
                                        as Administrative Agent

                                       By
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                         to Subsidiary Copyright
                                                              Security Agreement

Item A. Copyrights/Mask Works
        ---------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

*Country      Registration No.   Registration Date    Author(s)      Title
 -------      ----------------   -----------------    ---------      -----

              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country        Serial No.         Filing Date        Author(s)      Title
 -------        ----------         -----------        ---------      -----

          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                     Expected
*Country        Docket No.          Filing Date       Author(s)      Title
 -------        ----------          -----------       ---------      -----

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Copyright/Mask Work Licenses
        ----------------------------

*Country or                              Effective       Expiration      Subject
 Territory    Licensor     Licensee         Date            Date          Matter
 ---------    --------     --------      ---------       ----------       ------

                                                                         ANNEX I
                                                to Subsidiary Security Agreement

                   SUPPLEMENT TO SUBSIDIARY SECURITY AGREEMENT

      This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Subsidiary Security Agreement, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.4 thereof (each, individually, a "Grantor", and, collectively, the "Grantors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Security Agreement), is made by the undersigned.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

      WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Security Agreement;

      WHEREAS, the Security Agreement provides that additional parties may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement;

      WHEREAS, pursuant to the provisions of Section 7.4 of the Security Agreement, the undersigned is becoming an Additional Grantor under the Security Agreement;

      WHEREAS, the undersigned is a Subsidiary of the Borrower; and

      WHEREAS, the undersigned desires to become a Grantor under the Security Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. In accordance with the Security Agreement, the undersigned by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto as a Grantor and the undersigned hereby

            (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder;

            (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "Collateral"):

                  (i) all equipment in all of its forms of the undersigned,
            wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

                  (ii) all inventory in all of its forms of the undersigned, wherever located, including

                        (A) all raw materials and work in process therefor,
                  finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                        (B) all goods in which the undersigned has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which the undersigned has an interest or right as consignee), and

                        (C) all goods which are returned to or repossessed by
                  the undersigned,

            and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (iii) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the undersigned, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the undersigned now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables" (provided, however, that Receivables shall not include Prescription Receivables sold to Pharmacy Fund pursuant to the Rapid Remit Program), and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts") (provided, however, that Related Contracts shall not include the Rapid Remit Program Documents);

                  (iv) all Intellectual Property Collateral of the undersigned;

                  (v) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this clause (b);

                  (vi) all of the undersigned's other property and rights of every kind and description and interests therein; and

                  (vii) all products, offspring, rents, issues, profits,
            returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the undersigned, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

      provided, however, that "Collateral" shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained and the undersigned agrees to use its commercially reasonable best efforts to obtain any such required consent;

            (c) agrees that each of the Schedules attached hereto shall be deemed to be a Schedule thereto; and

            (d) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Grantor" or "Additional Grantor" in the Security Agreement shall be deemed to include the undersigned.

      SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

      SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

      SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Security Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

      SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7. This Supplement hereby incorporates by reference the provisions of the Security Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Security Agreement.

      SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                         [NAME OF ADDITIONAL GRANTOR]

                                          By:
                                             Name:
                                             Title:

ACKNOWLEDGED AND ACCEPTED BY:

FLEET NATIONAL BANK, as
 Administrative Agent

By:
   Name:
   Title:

                                                                      SCHEDULE I
                                                            to Supplement No. __
                                                to Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])

Item A. Location of Equipment
        ---------------------

                      Description                            Location
                      -----------                            --------

1.

2.

3.

Item B. Location of Inventory
        ---------------------

                      Description                            Location
                      -----------                            --------

1.

2.

3.

Item C. Location of Lock Boxes
        ----------------------
                                                              Contact
         Bank Name and Address         Account Number         Person
         ---------------------         --------------         ------
1.

2.

3.

Item D. Place(s) of Business and Chief Executive Office
        -----------------------------------------------

Item E. Trade Names
        -----------

Item F. Merger or Other Corporate Reorganization
        ----------------------------------------

Item G. Government Contracts
        --------------------

                                                                     SCHEDULE II
                                                            to Supplement No. __
                                                to Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])

Item A.  Patents

                                 Issued Patents
                                 --------------

*Country            Patent No.        Issue Date        Inventor(s)       Title
 -------            ----------        ----------        -----------       -----

                           Pending Patent Applications
                           ---------------------------

*Country            Serial No.        Filing Date       Inventor(s)       Title
 -------            ----------        -----------       -----------       -----

                       Patent Applications in Preparation
                       ----------------------------------

                                       Expected
*Country            Docket No.        Filing Date       Inventor(s)       Title
 -------            ----------        -----------       -----------       -----

Item B. Patent Licenses
        ---------------

*Country or                               Effective      Expiration     Subject
 Territory     Licensor     Licensee         Date           Date         Matter
 ---------     --------     --------      ---------      ----------      ------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE III
                                                            to Supplement No. __
                                                to Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])

Item A. Trademarks
        ----------

                              Registered Trademarks
                              ---------------------

*Country      Trademark       Registration No.       Registration Date
 -------      ---------       ----------------       -----------------

                         Pending Trademark Applications
                         ------------------------------

*Country      Trademark          Serial No.          Filing Date
 -------      ---------          ----------          -----------

                      Trademark Applications in Preparation
                      -------------------------------------

                                                Expected      Products/
*Country      Trademark       Docket No.       Filing Date    Services
 -------      ---------       ----------       -----------    --------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Trademark Licenses
        ------------------

*Country or                                             Effective  Expiration
 Territory       Trademark     Licensor     Licensee       Date       Date
 ---------       ---------     --------     --------    ---------  ----------

                                                                     SCHEDULE IV
                                                            to Supplement No. __
                                                to Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])

Item A. Copyrights/Mask Works
        ---------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

*Country       Registration No.    Registration Date     Author(s)     Title
 -------       ----------------    -----------------     ---------     -----

              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

*Country          Serial No.         Filing Date         Author(s)     Title
 -------          ----------         -----------         ---------     -----

          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------

                                      Expected
*Country          Docket No.         Filing Date         Author(s)     Title
 -------          ----------         -----------         ---------     -----

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B. Copyright/Mask Work Licenses
        ----------------------------

*Country or                               Effective       Expiration    Subject
 Territory     Licensor     Licensee         Date            Date       Matter
 ---------     --------     --------         ----            ----       ------

                                                                      SCHEDULE V
                                                            to Supplement No. __
                                                to Subsidiary Security Agreement
                                                  ([NAME OF ADDITIONAL GRANTOR])

                        Trade Secret or Know-How Licenses
                        ---------------------------------

*Country or                               Effective      Expiration     Subject
 Territory     Licensor     Licensee         Date           Date        Matter
 ---------     --------     --------         ----           ----        ------

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     EXHIBIT G-1
                                                                [CONFORMED COPY]

                 AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT

      This AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of September 11, 1998 (amending and restating the Holdings Pledge Agreement, dated as of February 13, 1998 (the "Existing Pledge Agreement")), is made by DUANE READE INC., a Delaware corporation (the "Pledgor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of September 11, 1998, amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein (including the Pledgor), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making and maintaining of the Credit Extensions under the Credit Agreement, the Pledgor was required to execute and deliver the Existing Pledge Agreement;

      WHEREAS, the Pledgor has requested that the Existing Pledge Agreement be amended and restated in its entirety to read as hereinafter set forth; and

      WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce Secured Parties to enter into Rate Protection Agreement(s), the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender" and "Lenders" are defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "Pledged Notes" means all promissory notes of any Pledged Note Issuer in substantially the form of Exhibit A hereto which are delivered by the Pledgor to the

Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.6, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. The Pledgor hereby (x) confirms the pledge, hypothecation, assignment, charge, mortgage, delivery, and transfer to the

Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties pursuant to the Existing Pledge Agreement and (y) not in limitation of such pledge, hypothecation, assignment, charge, mortgage, delivery, and transfer but as a supplement thereto, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property of the Pledgor (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, and all obligations of the Pledgor and each other Obligor whether now or hereafter existing under this Pledge Agreement and each other Loan Document to which the Pledgor or such other Obligor is or may become a party (all such obligations of the Borrower, the Pledgor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares and Payments on Pledged Notes. In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

      SECTION 2.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

            (b)  the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.7. Postponement of Subrogation, etc. The Pledgor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to the Pledgor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Secured Parties and each holder of a

Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) the Pledgor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the Pledgor's request, the Secured Parties and the holders of the Notes will execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Secured Obligations resulting from such payment by the Pledgor. In furtherance of the foregoing, for so long as any Secured Obligations, Letters of Credit or Commitments remain outstanding or any Rate Protection Agreement remains in full force and effect, the Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants to each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article III.

      SECTION 3.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.

      SECTION 3.3. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

      SECTION 3.4. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no Subsidiaries other than the Pledged Share Issuers, except as set forth in Item C of Attachment 1.

      SECTION 3.5. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.6. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.7. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreement shall remain in full force and effect or any Secured Party shall have any outstanding Commitment, the Pledgor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

      SECTION 4.2. Protect Collateral; Further Assurances, etc. The Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.3. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.4. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 4.5. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.5(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.5(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

      SECTION 4.6. Additional Undertakings. The Pledgor will not, without the prior written consent of the Administrative Agent:

            (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

            (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and during the continuance of a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

      SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Secured Obligations as follows:

            (a) first, to the payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and
      Section 6.5;

            (b) second, to the equal and ratable payment of Secured Obligations, in accordance with each Secured Party's Secured Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations as to each Secured Party, applied

                  (i) first to fees and expense reimbursements then due to such
            Secured Party,

                  (ii) then to interest due to such Secured Party,

                  (iii) then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                  (iv) then to pay the remaining outstanding Secured Obligations and cash collateralize all Letter of Credit Outstandings;

            (c) third, without duplication of any amounts paid pursuant to clause (b) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

            (d) fourth, to be held as additional collateral security until the payment in full in cash of all of the Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Pledge Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Pledgor in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to such party, addressed to such party at its address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge

Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          DUANE READE INC.

                                          By /s/William J. Tennant
                                             ----------------------------
                                             Name:  William J. Tennant
                                             Title: Senior Vice President


                                          FLEET NATIONAL BANK,
                                           as Administrative Agent

                                          By /s/ A. Glen Kewley
                                             ----------------------------
                                             Name:  A. Glen Kewley
                                             Title: A.V.P.

                                                                       EXHIBIT A
                                                                     to Holdings
                                                                Pledge Agreement

                                 PROMISSORY NOTE

                                              $_______________ ________ __, ____

      FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of DUANE READE INC., a Delaware corporation (the "Payee"), in equal ________ installments, commencing __________ __, ____ to and including __________ __, ____, the principal sum of
______________ DOLLARS ($________), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

      The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent (hereinafter defined) as pledgee). Upon notice from the Administrative Agent that a Default (as defined in the Amended and Restated Credit Agreement, dated as of September 11, 1998 amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), the Payee and the other Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the administrative agent (in such capacity, the "Administrative Agent") and Credit Lyonnais New York Branch, as the documentation agent (in such capacity, the "Documentation Agent") as of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

      This Note is one of the Pledged Notes referred to in the Pledge Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, theIndebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Secured Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

      In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                          [NAME OF MAKER]

                                          By
                                              Name:
                                              Title:


                                          Pay to the order of FLEET NATIONAL
                                            BANK, as Administrative Agent


                                          DUANE READE INC.

                                          By
                                              Name:
                                              Title:

                                      GRID

      Intercompany Loans made by Duane Reade Inc. to [Name of Maker] and payments of principal of such Loans.

================================================================================
                   Amount of          Amount of        Outstanding
                 Intercompany         Principal         Principal       Notation
    Date             Loan              Payment           Balance         Made By
--------------------------------------------------------------------------------

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================================================================================

                                                                    ATTACHMENT 1
                                                                     to Holdings
                                                                Pledge Agreement

                                DUANE READE INC.

Item A. Pledged Notes

Pledged Note Issuer           Description

      None.


Item B. Pledged Shares

                                                       Common Stock
                                           ------------------------------------
 Pledged Share Issuer                      Authorized  Outstanding   % of Shares
                                              Shares       Shares      Pledged
                                              ------       ------      -------
 DRI I Inc.                                   1,000        1,000         100%

Item C. Additional Subsidiaries

      None.

                                                                     EXHIBIT G-2
                                                                [CONFORMED COPY]

                            BORROWER PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of September 11, 1998, is made by DUANE READE, a New York general partnership (the "Pledgor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of September 11, 1998, amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among the Pledgor, the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Pledgor;

      WHEREAS, as a condition precedent to the making and maintaining of the Credit Extensions under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

      WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Pledgor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender" and "Lenders" are defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "Pledged Notes" means all promissory notes of any Pledged Note Issuer substantially the form of Exhibit A hereto which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.6, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other

Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations of the Pledgor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise.

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares and Payments on Pledged Notes. In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or
(ii) the payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants to each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article III.

      SECTION 3.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.

      SECTION 3.3. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

      SECTION 3.4. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no Subsidiaries other than the Pledged Share Issuers, except as set forth in Item C of Attachment 1.

      SECTION 3.5. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.6. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.7. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreement shall remain in full force and effect or any Secured Party shall have any outstanding Commitment, the Pledgor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

      SECTION 4.2. Protect Collateral; Further Assurances, etc. The Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.3. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.4. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 4.5. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.5(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the

            Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.5(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

      SECTION 4.6. Additional Undertakings. The Pledgor will not, without the prior written consent of the Administrative Agent:

            (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

            (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and continuance of a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

      SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

            (a) first, to the payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and
      Section 6.5;

            (b) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                  (i) first to fees and expense reimbursements then due to such
            Secured Party,

                  (ii) then to interest due to such Secured Party,

                  (iii) then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                  (iv) then to pay the remaining outstanding Obligations and cash collateralize all Letter of Credit Outstandings;

            (c) third, without duplication of any amounts paid pursuant to clause (b) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

            (d) fourth, to be held as additional collateral security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Pledge Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Pledgor in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at such party's address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge

Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          DUANE READE
                                          By Duane Reade Inc., a general partner

                                          By /s/ William J. Tennant
                                             -----------------------------------
                                             Name:  William J. Tennant
                                             Title: Senior Vice President

                                          By DRI I Inc., a general partner

                                          By /s/ William J. Tennant
                                             -----------------------------------
                                             Name:  William J. Tennant
                                             Title: Senior Vice President


                                          FLEET NATIONAL BANK,
                                            as Administrative Agent

                                          By /s/ A. Glen Kewley
                                             -----------------------------------
                                             Name:  A. Glen Kewley
                                             Title: A.V.P.

                                                                       EXHIBIT A
                                                                     to Borrower
                                                                Pledge Agreement

                                 PROMISSORY NOTE

                                              $_______________ ________ __, ____

      FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of DUANE READE, a New York general partnership (the "Payee"), in equal ________ installments, commencing __________ __, ____ to and including __________ __, ____, the principal sum ________ of DOLLARS ($________), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

      The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent as pledgee). Upon notice from the Administrative Agent (hereinafter defined) that a Default (as defined in the Amended and Restated Credit Agreement, dated as of September 11, 1998 amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated and otherwise modified, and together with all amendments supplements, restatements and other modifications, if any, thereafter made thereto, or otherwise modified from time to time, the "Credit Agreement"), among the Payee, the Parent Guarantors named therein, various financial institutions as are, or may from time to time become, parties thereto (each individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the administrative agent (in such capacity, the "Administrative Agent") and Credit Lyonnais New York Branch, as the documentation agent (in such capacity, the "Documentation Agent") as of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

      This Note is one of the Pledged Notes referred to in the Pledge Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the

Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

      In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                          [NAME OF MAKER]

                                          By
                                             Name:
                                             Title:


                                          Pay to the order of FLEET NATIONAL
                                            BANK, as Administrative Agent


                                          DUANE READE
                                          By Duane Reade Inc., a general partner

                                          By
                                             Name:
                                             Title:

                                          By DRI I Inc., a general partner

                                          By
                                             Name:
                                             Title:

                                      GRID

      Intercompany Loans made by DUANE READE to [Name of Maker] and payments of principal of such Loans.

================================================================================
                   Amount of          Amount of        Outstanding
                 Intercompany         Principal         Principal       Notation
    Date             Loan              Payment           Balance         Made By
--------------------------------------------------------------------------------

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

                                                                    ATTACHMENT 1
                                                                     to Borrower
                                                                Pledge Agreement

Item A. Pledged Notes

Pledged Note Issuer                 Description

Item B. Pledged Shares

                                                       Common Stock
                                           ------------------------------------
Pledged Share Issuer                       Authorized  Outstanding   % of Shares
--------------------                         Shares       Shares       Pledged
                                           ----------  -----------   -----------

Item C. Additional Subsidiaries

                                                                     EXHIBIT G-2
                                                                [CONFORMED COPY]

                            BORROWER PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of September 11, 1998, is made by DUANE READE, a New York general partnership (the "Pledgor"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of September 11, 1998, amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among the Pledgor, the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Pledgor;

      WHEREAS, as a condition precedent to the making and maintaining of the Credit Extensions under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

      WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Pledgor pursuant to the Credit Agreement, and to induce the Secured Parties to enter into Rate Protection Agreement(s), the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender" and "Lenders" are defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "Pledged Notes" means all promissory notes of any Pledged Note Issuer substantially the form of Exhibit A hereto which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.6, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other

Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations of the Pledgor now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise.

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares and Payments on Pledged Notes. In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or
(ii) the payment in full in cash of all Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants to each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article III.

      SECTION 3.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.

      SECTION 3.3. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

      SECTION 3.4. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no Subsidiaries other than the Pledged Share Issuers, except as set forth in Item C of Attachment 1.

      SECTION 3.5. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.6. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.7. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding, any Rate Protection Agreement shall remain in full force and effect or any Secured Party shall have any outstanding Commitment, the Pledgor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

      SECTION 4.2. Protect Collateral; Further Assurances, etc. The Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.3. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.4. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 4.5. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.5(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the

            Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.5(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

      SECTION 4.6. Additional Undertakings. The Pledgor will not, without the prior written consent of the Administrative Agent:

            (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

            (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and continuance of a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.

      SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as follows:

            (a) first, to the payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and
      Section 6.5;

            (b) second, to the equal and ratable payment of Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Obligations as to each Secured Party, applied

                  (i) first to fees and expense reimbursements then due to such
            Secured Party,

                  (ii) then to interest due to such Secured Party,

                  (iii) then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                  (iv) then to pay the remaining outstanding Obligations and cash collateralize all Letter of Credit Outstandings;

            (c) third, without duplication of any amounts paid pursuant to clause (b) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

            (d) fourth, to be held as additional collateral security until the payment in full in cash of all of the Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Pledge Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Pledgor in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at such party's address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge

Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.8. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          DUANE READE
                                          By Duane Reade Inc., a general partner

                                          By /s/ William J. Tennant
                                             -----------------------------------
                                             Name:  William J. Tennant
                                             Title: Senior Vice President

                                          By DRI I Inc., a general partner

                                          By /s/ William J. Tennant
                                             -----------------------------------
                                             Name:  William J. Tennant
                                             Title: Senior Vice President


                                          FLEET NATIONAL BANK,
                                            as Administrative Agent

                                          By /s/ A. Glen Kewley
                                             -----------------------------------
                                             Name:  A. Glen Kewley
                                             Title: A.V.P.

                                                                       EXHIBIT A
                                                                     to Borrower
                                                                Pledge Agreement

                                 PROMISSORY NOTE

                                              $_______________ ________ __, ____

      FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of DUANE READE, a New York general partnership (the "Payee"), in equal ________ installments, commencing __________ __, ____ to and including __________ __, ____, the principal sum ________ of DOLLARS ($________), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

      The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent as pledgee). Upon notice from the Administrative Agent (hereinafter defined) that a Default (as defined in the Amended and Restated Credit Agreement, dated as of September 11, 1998 amending and restating in its entirety that certain Credit Agreement, dated as of February 13, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated and otherwise modified, and together with all amendments supplements, restatements and other modifications, if any, thereafter made thereto, or otherwise modified from time to time, the "Credit Agreement"), among the Payee, the Parent Guarantors named therein, various financial institutions as are, or may from time to time become, parties thereto (each individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the administrative agent (in such capacity, the "Administrative Agent") and Credit Lyonnais New York Branch, as the documentation agent (in such capacity, the "Documentation Agent") as of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

      This Note is one of the Pledged Notes referred to in the Pledge Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the

Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

      In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                          [NAME OF MAKER]

                                          By
                                             Name:
                                             Title:


                                          Pay to the order of FLEET NATIONAL
                                            BANK, as Administrative Agent


                                          DUANE READE
                                          By Duane Reade Inc., a general partner

                                          By
                                             Name:
                                             Title:

                                          By DRI I Inc., a general partner

                                          By
                                             Name:
                                             Title:

                                      GRID

      Intercompany Loans made by DUANE READE to [Name of Maker] and payments of principal of such Loans.

================================================================================
                   Amount of          Amount of        Outstanding
                 Intercompany         Principal         Principal       Notation
    Date             Loan              Payment           Balance         Made By
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                                                                    ATTACHMENT 1
                                                                     to Borrower
                                                                Pledge Agreement

Item A. Pledged Notes

Pledged Note Issuer                 Description

Item B. Pledged Shares

                                                       Common Stock
                                           ------------------------------------
Pledged Share Issuer                       Authorized  Outstanding   % of Shares
--------------------                         Shares       Shares       Pledged
                                           ----------  -----------   -----------

Item C. Additional Subsidiaries

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                                                                   EXHIBIT G-3
                                                to Second Amended and Restated
                                                              Credit Agreement

                           SUBSIDIARY PLEDGE AGREEMENT

      This SUBSIDIARY PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of __________ __, ____, is made by each Subsidiary (as defined below) of the Borrower (as defined below) a signatory hereto, and each other Person which may from time to time hereafter become a party hereto pursuant to Section
7.5 (each, individually, an "Additional Pledgor", and, collectively, the "Additional Pledgors", and, together with each such Subsidiary, each, individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity, the "Administrative Agent") for each of the Secured Parties.

                             W I T N E S S E T H:

      WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement") (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making and maintaining of the Credit Extensions under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

      WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

      WHEREAS, it is in the best interests of each Pledgor to execute this Pledge Agreement inasmuch as such Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;


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      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make and maintain Credit Extensions to the Borrower pursuant to the Credit Agreement, and to induce Secured Parties to enter into Rate Protection Agreement(s), each Pledgor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Pledgor" and "Additional Pledgors" are defined in the preamble.

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender" and "Lenders" are defined in the first recital.

      "Pledge Agreement" is defined in the preamble.

      "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.


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      "Pledged Notes" means all promissory notes of any Pledged Note Issuer in substantially the form of Exhibit A hereto which are delivered by any Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.1.5, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by any Pledgor to the Administrative Agent or may from time to time hereafter be delivered by such Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by any Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" and "Pledgors" are defined in the preamble.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE


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      SECTION 2.1. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property of such Pledgor (the "Collateral"):

            (a) all promissory notes of each Pledged Note Issuer identified in Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full in cash of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, and all obligations of each Pledgor and each other Obligor whether now or hereafter existing under this Pledge Agreement and each other Loan Document to which such Pledgor or such other Obligor is or may become a party (all such obligations of the Borrower, such Pledgor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares and Payments on Pledged Notes. In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when no Default of the nature referred to


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in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments,

            (b) be binding upon each Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full in cash of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at such Pledgor's sole expense, deliver to such Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

      SECTION 2.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,


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            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.7. Postponement of Subrogation, etc. Each Pledgor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Pledgor on account of any payment made hereunder prior to the payment in full in cash of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Secured Parties and each holder of a


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Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) such Pledgor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and

            (b) all Secured Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at such Pledgor's request, the Secured Parties and the holders of the Notes will execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Secured Obligations resulting from such payment by such Pledgor. In furtherance of the foregoing, for so long as any Secured Obligations, Letters of Credit or Commitments remain outstanding or any Rate Protection Agreement remains in full force and effect, such Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to any Secured Party or any holder of a Note.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. Each Pledgor represents and warrants to each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by such Pledgor to the Administrative Agent of any Collateral, that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Pledgor and its properties, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Article III.

      SECTION 3.1.1. Ownership, No Liens, etc. Such Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent.


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      SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No filing or other action will be necessary to perfect or protect such security interest.

      SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. Such Pledgor has no Subsidiaries other than the Pledged Share Issuers, except as set forth in Item C of Attachment 1.

      SECTION 3.1.4. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by such Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.1.6. Compliance with Laws. Such Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. Each Pledgor covenants and agrees that, so long


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as any portion of the Secured Obligations shall remain unpaid, any Letters of
Credit shall be outstanding, any Rate Protection Agreement shall remain in full force and effect or any Secured Party shall have any outstanding Commitment, such Pledgor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by (a) all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Pledgor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Section and (b) the obligations set forth in this Section.

      SECTION 4.1.1. Protect Collateral; Further Assurances, etc. Such Pledgor agrees and covenants that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). Such Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Such Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.1.2. Stock Powers, etc. Such Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by such Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. Such Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.1.3. Continuous Pledge. Such Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.


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

      SECTION 4.1.4. Voting Rights; Dividends, etc. Such Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.1.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and such Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by such Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.1.4(b), such Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).


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      SECTION 4.1.5. Additional Undertakings. Such Pledgor will not, without the prior written consent of the Administrative Agent:

            (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

            (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including after the occurrence and during the continuance of a Default of the nature referred to in Section
8.1.9 of the Credit Agreement or an Event of Default:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Such Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 6.4.

      SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in such
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of such Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, such Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by any Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and such Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Secured Obligations as follows:

            (a) first, to the payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and
      Section 6.5;

            (b) second, to the equal and ratable payment of Secured Obligations, in accordance with each Secured Party's Secured Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Hedging Obligation included in the Secured Obligations as to each Secured Party, applied

                  (i) first to fees and expense reimbursements then due to such
            Secured Party,

                  (ii) then to interest due to such Secured Party,

                  (iii) then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Secured Party under such Hedging Obligation, as the case may be, and

                  (iv) then to pay the remaining outstanding Secured Obligations and all Letter of Credit Outstandings;

            (c) third, without duplication of any amounts paid pursuant to clause (b) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

            (d) fourth, to be held as additional collateral security until the payment in full in cash of all of the Secured Obligations, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments, after which such remaining cash proceeds shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Pledge Agreement, the "credit exposure" at any time of any Secured Party with respect to a Hedging Obligation to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Hedging Obligation.

      SECTION 6.5. Indemnity and Expenses. Each Pledgor hereby agrees to jointly and severally indemnify and hold harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, such Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by such Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Pledgors in the case of an amendment, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which each Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to any Pledgor, mailed or telecopied or delivered to it, addressed to it in care of the Borrower at the address of the Borrower specified in the Credit Agreement, if to the Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Additional Pledgors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect nothwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

      SECTION 7.6. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.7. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.8. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 7.9. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE

AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          [NAME OF PLEDGOR], ___________

                                          _________________

                                                                        By

                                          Name:
                                          Title:


                                          [NAME OF PLEDGOR], ___________

                                          _________________

                                                                        By

                                          Name:
                                          Title:


                                          [NAME OF PLEDGOR], ___________

                                          _________________

                                                                        By

                                          Name:
                                          Title:


                                          FLEET NATIONAL BANK, as
                                          Administrative Agent


                                                                        By

                                          Name:
                                          Title:

                                                                       EXHIBIT A
                                                                   to Subsidiary
                                                                Pledge Agreement

                                 PROMISSORY NOTE

                                                    $________________ ___, _____

      FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of ________________, a ___________ _________ (the "Payee"), in equal ________ installments, commencing
__________ __, ____ to and including __________ __, ____, the principal sum of
____________________ DOLLARS ($________), representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

      The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to ____________, which the Maker represents to be a lawful and commercially reasonable rate, payable __________, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at _______________ and shall be recorded on the grid attached hereto by the holder hereof (including the Administrative Agent (hereinafter defined) as pledgee). Upon notice from the Administrative Agent that a Default (as defined in the Second Amended and Restated Credit Agreement, dated as of , 1999 amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as the administrative agent (in such capacity, the "Administrative Agent") and Credit Lyonnais New York Branch, as the documentation agent (in such capacity, the "Documentation Agent") of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

      This Note is one of the Pledged Notes referred to in the Pledge Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the

Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Secured Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

      In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                 [NAME OF MAKER]

                                                         By

                                 Name:
                                 Title:


                                 Pay to the order of FLEET NATIONAL
                                   BANK, as Administrative Agent

                                 [NAME OF PAYEE]

                                                         By

                                 Name:
                                 Title:

                                      GRID

      Intercompany Loans made by [Name of Payee] to [Name of Maker] and payments of principal of such Loans.


================================================================================
                   Amount of          Amount of        Outstanding
                 Intercompany         Principal         Principal       Notation
    Date             Loan              Payment           Balance         Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                    ATTACHMENT 1
                                                                   to Subsidiary
                                                                Pledge Agreement

                                [NAME OF PLEDGOR]

Item A.  Pledged Notes

Pledged Note Issuer                 Description
-------------------                 -----------

Item B.  Pledged Shares

                                                        Common Stock
                                            ------------------------------------
                                            Authorized  Outstanding  % of Shares
Pledged Share Issuer                          Shares       Shares      Pledged
--------------------                          ------       ------      -------

Item C.  Additional Subsidiaries

                                                                         ANNEX I
                                                  to Subsidiary Pledge Agreement

                FORM OF SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT

      This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Subsidiary Pledge Agreement, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.5 thereof (each, individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties (as defined in the Credit Agreement referred to below), is made by the undersigned.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date, the "Existing Credit Agreement" and as so amended and restated or otherwise modified, and together with all amendments, supplements, restatements and other modifications, if any, thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), each of the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making and maintenance of the Credit Extensions under the Credit Agreement, the undersigned is required to execute and deliver this Supplement;

      WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Pledge Agreement;

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement;

      WHEREAS, the Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement;

      WHEREAS, pursuant to the provisions of Section 7.5 of the Pledge Agreement, the undersigned is becoming an Additional Pledgor under the Pledge Agreement;

      WHEREAS, the undersigned is a Subsidiary of the Borrower; and

      WHEREAS, the undersigned desires to become a Pledgor under the Pledge Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. In accordance with the Pledge Agreement, the undersigned by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Pledgor and the undersigned hereby

            (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder;

            (b) assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the undersigned (its "Collateral"):

                  (i) all promissory notes of each Pledged Note Issuer
            identified in Item A of Attachment 1 hereto;

                  (ii) all other Pledged Notes issued from time to time;

                  (iii) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

                  (iv) all other Pledged Shares issued from time to time;

                  (v) all other Pledged Property, whether now or hereafter
            delivered to the Administrative Agent in connection with this Pledge Agreement;

                  (vi) all Dividends, Distributions, interest, and other
            payments and rights with respect to any Pledged Property; and

                  (vii) all proceeds of any of the foregoing;

            (c) agrees that the Attachment attached hereto shall be deemed to be an Attachment thereto; and

            (d) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof.

In furtherance of the foregoing, each reference to a "Pledgor" or "Additional Pledgor" in the Security Agreement shall be deemed to include the undersigned.

      SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

      SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

      SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Pledge Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

      SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7. This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

      SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          [NAME OF ADDITIONAL PLEDGOR]


                                          By: ________________________
                                              Name:
                                              Title:

ACKNOWLEDGED AND ACCEPTED BY:

FLEET NATIONAL BANK, as
  Administrative Agent

By: _________________________
    Name:
    Title:

                                                                    ATTACHMENT 1
                                                        to Supplement No. ___ to
                                                     Subsidiary Pledge Agreement

                                [NAME OF PLEDGOR]

Item A. Pledged Notes

Pledged Note Issuer                       Description

Item B. Pledged Shares

                                                   Common Stock
                                      ------------------------------------------
Pledged Share Issuer                  Authorized       Outstanding   % of Shares
--------------------                    Shares           Shares        Pledged
                                      ----------       -----------   -----------

Item C. Additional Subsidiaries

                                                                       EXHIBIT H
                                                  to Second Amended and Restated
                                                                Credit Agreement

                               SUBSIDIARY GUARANTY

      This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of __________ __, ____, is made by each of the signatories hereto and each other Person which may from time to time hereafter become a party hereto pursuant to
Section 5.5 (each, individually, an "Additional Guarantor", and, collectively, the "Additional Guarantors", and, together with each of the signatories hereto, each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of FLEET NATIONAL BANK, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Duane Reade, a New York general partnership (the "Borrower"), the Parent Guarantors named therein, the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent, Fleet National Bank, as the Administrative Agent and Credit Lyonnais New York Branch, as the Documentation Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty; and

      WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

      WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Additional Guarantor" and "Additional Guarantors" are defined in the preamble.

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Credit Agreement" is defined in the first recital.

      "Guarantor" and "Guarantors" are defined in the preamble.

      "Guaranty" is defined in the preamble.

      "Lenders" is defined in the first recital.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II

                               GUARANTY PROVISIONS

      SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

            (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

      SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Default of the nature set forth in clauses (a) through (d) of
Section 8.1.9 of the Credit Agreement, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, such Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

      SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of each Guarantor hereunder shall have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments shall have terminated. Each Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

            (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the

Borrower or any other Obligor or otherwise, all as though such payment had not been made.

      SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and of this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.

      SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit, the termination of all Rate Protection Agreements and the termination of all Commitments. Any amount paid to any Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) such Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower and each other Obligor, and

            (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at such Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations, Letters of Credit, Rate Protection Agreements or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amount in respect of any payment made under this Guaranty to any Secured Party or any holder of a Note.

      SECTION 2.7. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.6. The provisions of this Section 2.7 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and each other Secured Party, and each Guarantor shall remain liable to the Administrative Agent and each other Secured Party for the full amount by such Guarantor hereunder.

      SECTION 2.8. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

            (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

            (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties. Each Guarantor hereby represents and warrants for itself unto each Secured Party as to all matters contained in Article VI of the Credit Agreement and this Article III, in each case insofar as applicable to such Guarantor or such Guarantor's properties, together with all related definitions and ancillary provisions, all of which are hereby incorporated into this Article III as though specifically set forth herein.

      SECTION 3.2. Organization, etc. Each Guarantor and each of its Subsidiaries (a) is a corporation or partnership validly organized and existing and in good standing to the extent required under the laws of the jurisdiction of its incorporation or formation, is duly qualified to do business and is in good standing as a foreign corporation or partnership to the extent required under the laws of each jurisdiction where the nature of its business requires such qualification, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its Obligations in connection with the Transaction and under this Guaranty and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business substantially as currently conducted by it.

      SECTION 3.3. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Guarantor and each of its Subsidiaries of this Guaranty and each other Loan Document executed or to be executed by it, and, where applicable, each such Guarantor's and each such other Obligor's participation in the consummation of the Transaction, are within such Guarantor's and such other Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not (i) contravene such Guarantor's or such other Obligor's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Guarantor or such other Obligor, or
(iii) result in, or require the creation or imposition of, any Lien on any of such Guarantor's or such other Obligor's properties, except pursuant to the terms of a Loan Document.

      SECTION 3.4. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any Guarantor or any of its Subsidiaries of this Guaranty or any other Loan Document to which it is a party, or for such Guarantor's or such other Obligor's participation in the consummation of the Transaction, except as have been duly obtained or made and are in full force and effect. No Guarantor or any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 3.5. Validity, etc. This Guaranty and each other Loan Document executed, or to be executed, by any Guarantor or any of its Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of such Guarantor or such other Obligor enforceable in accordance with their respective terms.

                                   ARTICLE IV

                                 COVENANTS, ETC.

      SECTION 4.1. Affirmative Covenants. Each Guarantor covenants and agrees that, until all Letters of Credit have terminated or expired, all Rate Protection Agreements have terminated, all Commitments have terminated, all Obligations have been paid in full in cash and all obligations of such Guarantor hereunder shall have been paid in full in cash, such Guarantor will, and will cause each of its Subsidiaries to, perform, comply with and be bound by all the agreements, covenants and obligations contained in the Credit Agreement applicable to such Guarantor, such Subsidiary or their respective properties. Each such agreement, covenant and obligation contained in the Credit Agreement and all related definitions and ancillary provisions are hereby incorporated into this Guaranty as though specifically set forth herein.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

      SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.8, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the fullest extent provided pursuant to Section 2.8); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

      SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing and mailed or telecopied or delivered, if to a Guarantor, to such Guarantor in care of the Borrower at the address of the Borrower specified in the Credit Agreement, and, if to the Administrative Agent, to the Administrative Agent at the address of the Administrative Agent specified in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the Agent or the Guarantors (in care of the Borrower), as the case may be, complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation thereof is received by the transmitter.

      SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other

Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

      SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 5.7. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

      SECTION 5.8. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of any Guarantor owing to it hereunder, whether or not then due, and such Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

      SECTION 5.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      SECTION 5.10. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR RELATING THERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

      SECTION 5.12. Waiver of Jury Trial. THE SECURED PARTIES AND THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER

ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTORS RELATING THERETO. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS GUARANTY AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 5.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 5.14. Letters of Credit. Not in limitation of the Borrower's obligation to pay all Reimbursement Obligations, but in addition thereto, each Guarantor that is an account party of any Letter of Credit hereby agrees to be bound by all provisions in the Credit Agreement and each other Loan Document relating to the payment of all Reimbursement Obligations, fees, costs and indemnifications in respect of such Letter of Credit as if such Guarantor were a party to the Credit Agreement or such other Loan Document.

      IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                          [NAME OF GUARANTOR], a ________
                                             ________

                                          By
                                              Name:
                                              Title:


                                          [NAME OF GUARANTOR], a ________
                                             ________

                                          By
                                              Name:
                                              Title:


                                          [NAME OF GUARANTOR], a ________
                                             ________

                                          By
                                              Name:
                                              Title:

ACCEPTED BY:

FLEET NATIONAL BANK,
 as Administrative Agent


By
   Name:
   Title:

                                                                      ANNEX I to
                                                             Subsidiary Guaranty

                  SUPPLEMENT NO. ___ dated as of ________ __, ____
            (this "Supplement"), to the Subsidiary Guaranty, dated as of ________ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section
            5.5 thereof (each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of the Secured Parties (as defined in the Guaranty).

                              W I T N E S S E T H:

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty; and

      WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement; and

      WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty; and

      WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to induce the Secured Parties to continue to make Credit Extensions under the Credit Agreement as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

      SECTION 1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" or an "Additional Guarantor" in the Guaranty shall be deemed to include the undersigned.

      SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

      SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

      SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

      SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

      SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      SECTION 7. WITHOUT LIMITING THE EFFECT OF SECTION 5.11 OF THE GUARANTY, THE SECURED PARTIES AND THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY OF THE STATE OF NEW YORK, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE UNDERSIGNED IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO

ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUPPLEMENT, THE GUARANTY AND THE OTHER LOAN DOCUMENTS.

      SECTION 8. WITHOUT LIMITING THE EFFECT OF SECTION 5.12 OF THE GUARANTY, THE SECURED PARTIES AND THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE UNDERSIGNED RELATING THERETO. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT, THIS SUPPLEMENT, THE GUARANTY AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 9. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

      SECTION 10. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to the Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                          [ADDITIONAL GUARANTOR], a
                                             ________ ________

                                          By
                                              Name:
                                              Title:

ACCEPTED BY:

FLEET NATIONAL BANK,
 as Administrative Agent

By
   Name:
   Title:

                                                                       EXHIBIT I
                                                  to Second Amended and Restated
                                                                Credit Agreement

                             PERFECTION CERTIFICATE

      The undersigned, _______________, the _______________ of Duane Reade Inc.
(the "Company"), a Delaware corporation and a general partner of Duane Reade, a New York general partnership (the "Borrower"), hereby certifies with reference to the Second Amended and Restated Credit Agreement dated as of March 17, 1999, amending and restating in its entirety that certain Amended and Restated Credit Agreement, dated as of September 11, 1998 (as amended prior to the Amendment Effective Date) (as so amended and restated, and together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Company and the other Parent Guarantor named therein, the various financial institutions as are or may become parties thereto (the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent and Credit Lyonnais New York Branch, as Documentation Agent (terms defined therein being used herein as defined in the Credit Agreement), to each of the Agents and each Lender as follows:


      1. Names. (a) The exact legal name of the Company and each of its Subsidiaries that are not Foreign Subsidiaries as such names appear in their respective certificates of incorporation, agreements of partnership or other similar instruments of organization, is as follows:

            (b) Set forth below is each other legal name that the Company and each of its Subsidiaries that are not Foreign Subsidiaries has had since its organization together with the date of the relevant change:

            (c) Except as set forth in item (b) above, none of the Company or any of its Subsidiaries that are not Foreign Subsidiaries has changed its identity or corporate structure in any way within the past five years.

            (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its Subsidiaries that are not Foreign Subsidiaries or any of their divisions or other business units at any time during the past five years:

      2. Taxpayer Identification Numbers. (a) The taxpayer identification numbers of the Company and each of its Subsidiaries that are not Foreign Subsidiaries are as follows:

            (b) Set forth below is each other taxpayer identification number the Company and each of its Subsidiaries that are not Foreign Subsidiaries has had since its organization together with the date of the relevant change:

      3. Current Locations. (a) The chief executive office and principal place of business of the Company and each of its Subsidiaries that are not Foreign Subsidiaries is located at the following address:

            (b) The following are all locations where the Company and each of its Subsidiaries that are not Foreign Subsidiaries maintain any chattel paper or any books or records relating to any accounts receivable:

            (c) The following are all locations where the Company and each of its Subsidiaries that are not Foreign Subsidiaries maintain any lock-box accounts:

            (d) The following, listed on a state-by-state basis, are all the places of business of the Company and each of its Subsidiaries that are not Foreign Subsidiaries not identified above (identify whether location is owned or leased by the Company or such Subsidiary):

            (e) The following are all the locations where the Company and each of its Subsidiaries that are not Foreign Subsidiaries maintain any Equipment not identified above:

            (f) The following are the names and addresses of all persons other than the Company and its Subsidiaries that are not Foreign Subsidiaries which have possession of any of the Company's or any of such Subsidiaries'
      Equipment:

            (g) The following are all the locations where the Company and each of its Subsidiaries that are not Foreign Subsidiaries maintain any Inventory not identified above (identify whether locations are owned by the Company or such Subsidiary, leased by the Company or such Subsidiary or are public warehouses):

            (h) The following are the names and addresses of all persons other than the Company and its Subsidiaries that are not Foreign Subsidiaries which have possession of any of the Company's or any of such Subsidiaries' Inventory (explain relationship of such persons to the Company or such Subsidiary, e.g., consignee, etc.)

      4. Mobile Goods. Does the Company or any Subsidiary that is a not Foreign Subsidiary own railroad cars? Yes ___ No ___. Does the Company or any Subsidiary that is a Not Foreign Subsidiary own any aircraft? Yes ___ No ___.

      5. Consigned Inventory. Approximate dollar amount of Inventory of the Company and Subsidiaries that are not Foreign Subsidiaries consigned to third parties at any time. $__________.

      6. Inventory Located Outside of the United States Approximate dollar amount of Inventory of the Company and Subsidiaries that are not Foreign Subsidiaries located outside of the United States of America at any time. $__________.

      7. Unusual Transactions. All Receivables have been originated by the Company and its Subsidiaries that are Not Foreign Subsidiaries and all Inventory has been acquired by the Company and its Subsidiaries that are Not Foreign Subsidiaries in the ordinary course of its business.

      8. File Search Reports. Attached hereto as Schedule 8(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings were made to perfect a security interest in any Collateral (as defined in the relevant Security Agreement). Attached hereto as Schedule 8(B) is a true copy of each financing statement or other filing identified in such file search reports.

      IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 1998.

                                          DUANE READE INC.

                                          By: ____________________________
                                              Name:  William J. Tennant
                                              Title: Senior Vice President

                                  SCHEDULE 8(A)

                               File Search Reports

                                  SCHEDULE 8(B)

                      Financing Statements or Other Filings